1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289

As filed with the Securities and Exchange Commission on August 29, 2002.

____________________________________________________________________________________________
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 8         [X]

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 8                    [X]

THRIVENT VARIABLE LIFE ACCOUNT I
(formerly AAL VARIABLE LIFE ACCOUNT I)
(Exact name of trust)

THRIVENT FINANCIAL for Lutherans
(formerly Aid Association for Lutherans)
(Name of Depositor)

4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: 800.225-5225

WOODROW E. ENO, ESQ.
Senior Vice President, Secretary and General Counsel of
THRIVENT FINANCIAL FOR LUTHERANS
4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    [ ]    immediately upon filing pursuant to paragraph (b):
    [ ]    on (date) pursuant to paragraph (b)
    [ ]    60 days after filing pursuant to paragraph (a)(1)
    [X]    on October 31, 2002 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

    [  ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thrivent Financial for Lutherans

Flexible Premium Variable Universal Life Insurance Contracts

Prospectus

Thrivent Variable Life Account I

October 31, 2002

THRIVENT VARIABLE LIFE ACCOUNT I

Prospectus

October 31, 2002

for the

Flexible Premium Variable Universal Life Insurance Contracts

Thrivent Financial for Lutherans is a not-for-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. On January 1, 2002, Aid Association for Lutherans and Lutheran Brotherhood merged to create the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products, financial services, and fraternal benefits to help enhance the lives of its members. The merged organization operates under the Articles of Incorporation and Bylaws of Thrivent Financial. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans subject to our membership eligibility rules.

This prospectus describes the flexible premium variable universal life insurance contract offered by Thrivent Financial for Lutherans to persons who are eligible for Thrivent Financial membership. This prospectus provides basic information that you should know before purchasing the contract. You should consider the contract in conjunction with other insurance you own. Replacing your existing life insurance policy with this contract may not be to your advantage. It also may not be to your advantage to finance the purchase or maintenance of this contract through a loan or through withdrawals from another insurance policy.

Under the contract, you may choose from the level or variable death benefit options. The level death benefit option provides a death benefit equal to the specified amount of your contract. The variable death benefit option is equal to the contract’s specified amount plus any accumulated cash value. This death benefit will vary with the performance of the investment subaccounts you select.

After an initial premium, you may choose the timing and amount of your premiums. However, the contract must contain sufficient cash value to cover all contract charges. If you do not maintain sufficient cash value, your contract will lapse. When utilizing the flexible premium option, you must be aware of your premiums paid and your cash value. Your contract’s cash value will vary with the investment experience of your selected subaccounts.

You may allocate your premium payments and cash value to one or more subaccounts of Thrivent Variable Life Account I. Each subaccount of Thrivent Variable Life Account I invests in a portfolio of either the AAL Variable Product Series Fund, Inc. or the LB Series Fund, Inc. (together the “Funds”). Prospectuses for both of these portfolio companies accompany this prospectus. Please read these prospectuses carefully and keep them for future reference.

Available subaccounts invest in the following portfolios:
    AAL Variable Product Series Fund, Inc.         LB Series Fund, Inc.
    o    AAL Technology Stock Portfolio            o    Opportunity Growth Portfolio
    o    AAL Aggressive Growth Portfolio           o    FTI Small Cap Growth Portfolio
    o    AAL Small Cap Stock Portfolio             o    MFS Mid Cap Growth Portfolio
    o    AAL  Small Cap Index Portfolio            o    Mid Cap Growth Portfolio
    o    AAL Mid Cap Stock Portfolio               o    World Growth Portfolio
    o    AAL Mid Cap Index Portfolio               o    FI All Cap Portfolio
    o    AAL  International Portfolio              o    Growth Portfolio
    o    AAL Capital Growth Portfolio              o    MFS Investors Growth Portfolio
    o    AAL Large Company Index Portfolio         o    TRP Growth Stock Portfolio
    o    AAL Equity Income Portfolio               o    High Yield Portfolio
    o    AAL Balanced Portfolio                    o    Income Portfolio
    o    AAL  High Yield Bond Portfolio            o    Limited Maturity Bond Portfolio
    o    AAL  Bond Index Portfolio
    o    AAL Money Market Portfolio

Not all portfolios are available in all states.

You also may choose to invest in the fixed account. The fixed account is part of our general account. We credit interest to amounts allocated to the fixed account on a daily basis. We guarantee that the rate of interest will never be less than 4% annually.

You must direct all transaction requests to our operations center:

   Thrivent Financial for Lutherans
   Life and Health Customer Interaction Center
   4321 North Ballard Road
   Appleton, Wisconsin 54919-0001
   Telephone: 800.847.4836 (800.THRIVENT)

   E-Mail: mail@thrivent.com

We do not claim that this variable life insurance contract is in any way similar to, or comparable to, a systematic investment plan of a mutual fund. The purpose of this variable universal life insurance contract is to provide life insurance protection.

Please note that the contract and the portfolios:

  are not guaranteed to provide any benefits;
  are not insured by the FDIC or any other governmental agency;
  are not bank deposits or other obligations of a bank and are not bank guaranteed; and
  are subject to risks, including loss of the amount invested, tax risks and contract lapse.

The Securities and Exchange Commission nor any state securities commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 31, 2002.

Table of Contents

CONTRACT BENEFIT/RISK SUMMARY
FEE TABLES
THE CONTRACT
         Adult and Juvenile Contracts
         Applying for a Contract
         Purchasing a Contract
                  Replacement of Existing Insurance
         When Insurance Coverage Takes Effect
         Free Look Provision
         Ownership Rights
         Modifying the Contract
         Death, Maturity and Surrender
         State Variations
         Other Contracts
PREMIUMS
         Initial Premium
         Flexible Premiums
         Net Premiums and Premium Allocation
         Limits
CONTRACT VALUES
         Cash Value
                  Fixed Account Cash Value
                  Separate Account Cash Value
                           Number of Accumulation Units
                           Accumulation Unit Value
         Surrender Value
DEATH BENEFITS
         Level Death Benefit Option
         Variable Death Benefit Option
         Changing Your Death Benefit Option
         Changing Your Specified Amount
                  Increasing Your Specified Amount
                  Decreasing Your Specified Amount
         Death Claims
         Payment of Benefits
                  Settlement Options
         Death Benefit Guarantee
PARTIAL WITHDRAWALS AND SURRENDERS
         Partial Withdrawal
         Surrender
         Postponement of Payments
TRANSFERS
         Dollar Cost Averaging
         Member Convenience Account
WRITTEN AND TELEPHONE REQUESTS
         Written Requests
         Telephone Transactions
         Timely Processing
LOANS
CONTRACT LAPSE AND REINSTATEMENT
THRIVENT FINANCIAL FOR LUTHERANS AND THE FIXED ACCOUNT
         Thrivent Financial for Lutherans
         Fixed Account
                  Maintenance of Solvency
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
         Separate Account
         Portfolio Companies
                  AAL Variable Product Series Fund, Inc.
                  LB Series Fund, Inc.
         Voting Privileges
CHARGES AND DEDUCTIONS
         Transaction Fees
                  Charges Deducted from Premiums
                  Surrender Charge
                  Withdrawal Charge
                  Transfer Charge
                  Contract Change Fee
         Monthly Deductions from Cash Value
                  Cost of Insurance
                  Mortality and Expense Risk Charge
                  Administrative Charge
                  Issue Expense Charge
                  Rider of Additional Benefit Charge
         Portfolio Company Charges
                  Management Fees
         Variation or Reduction of Charges
FEDERAL TAX MATTERS
         Separate Account Status
         Life Insurance Qualification
         Modified Endowment Contracts
         Pre-Death Distributions on Non-MEC Contracts
         Diversification Requirements
SUPPLEMENTAL BENEFITS AND RIDERS
         Accidental Death Benefit
         Disability Waiver
         Applicant Waiver
         Guarantee Purchase Option
         Maturity Benefit
DISTRIBUTION
HYPOTHETICAL ILLUSTRATIONS
LEGAL AND ACTUARIAL MATTERS
FINANCIAL STATEMENTS
GLOSSARY
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

Contract Benefits/Risks Summary

This summary describes the contract’s important benefits and risks. The sections in the prospectus following this summary discuss the contract’s benefits and other provisions in more detail. For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Contract Benefits

The contract is a flexible premium variable universal life insurance contract. The variable universal life contract is built around its cash value. Cash value changes every business day based upon the investment experience of the portfolios underlying the subaccounts or the amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the contract decrease cash value. Your choice of the timing and amount of premiums you pay, investment options, and your use of partial withdrawal and loan privileges will influence the contract’s performance. The choices you make will directly impact how long the contract remains in effect, its tax status and the amount of cash available for use.

Death Benefit

o	We pay a death benefit to the beneficiary upon receipt at our operations center of due proof of death of the insured. At the time of purchase, you must choose between two death benefit options: the Level Death Benefit Option and the Variable Death Benefit Option. We will reduce the amount of any death benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

Level Death Benefit. Under this option, the death benefit is the greater of the specified amount or the death benefit factor multiplied by cash value. The death benefit factor depends on the insured’s age at the date of death. The death benefit for this option generally remains level.

Variable Death Benefit. Under this option, the death benefit is the greater of the specified amount plus cash value, or the death benefit factor (which depends on the insured’s age at the date of death) multiplied by cash value. The death benefit will vary over time.

o	Death Benefit Guarantee. A death benefit guarantee is available until the insured reaches age 65 or 10 years from the contract issue date, whichever is later, provided that you make timely payment of the required minimum premium amounts. The death benefit guarantee ensures that your contract will remain in effect, even if the cash value is insufficient to pay the current monthly deductions.

Access to Cash Value

o	Transfers: You may transfer cash value among the subaccounts and the fixed account. You will not be charged for the first 12 transfers in a contract year. We will charge $25 for each additional transfer during a contract year. The amount transferred to any subaccount or to the fixed account must be at least $50.

Dollar Cost Averaging. Under the dollar cost averaging program, you may make automatic transfers of specified amounts from your Money Market Subaccount to any or all of the other subaccounts on a periodic basis.

Member Convenience Account. Under this plan, you may make premium payments to your contract on a regularly scheduled basis by having money sent directly from your checking or savings account to the subaccounts and the fixed account, according to your allocation instructions.

o	Loans: You may borrow up to 92% (in most states) of the surrender value of your contract. The surrender value is the cash value of your contract less any surrender charges and outstanding loan balances as of the date of the loan. We charge you a maximum annual interest rate of 8% until the 15th contract anniversary; thereafter, the rate will drop to 7.25%. In addition, we may credit a lower annual interest rate to the portion of the fixed account cash value that equals the amount of the total outstanding loan. This rate will never be less than 4% annually. Loans may have tax consequences.

o	Partial Withdrawals: You may make a written request to withdraw part of your cash value. We deduct a $25 charge from the cash value for each partial withdrawal after the first one in any contract year. Partial withdrawals may have tax consequences.

o	Surrenders: At any time while the contract is in force and the insured is living, you may make a written request to surrender this contract. A surrender may have tax consequences.

Premiums

o	Flexibility of Premiums: After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You can choose to receive billing statements quarterly, semi-annually or annually. You also may choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in the frequency and payment amounts at any time with adequate notice [to our operations center].

o	“Free Look” Period: You have the right to examine and cancel your contract by returning it to our operations center or to your Thrivent Financial Associate no later than 10 days after you receive it. (Some states allow a longer period of time during which a contract may be returned.) The right to examine period begins when you receive your contract. If you cancel and return your contract during this period, we generally will mail a refund to you within seven days after we receive your request to cancel your contract. Depending on state law, this refund will equal: (i) the difference between payments made and amounts allocated to the separate account; plus (ii) the value of the amount allocated to the separate account as of the date the returned contract is received by us; plus (iii) any fees imposed on the amounts allocated to the separate account. If your state requires a full refund of premiums paid, we will allocate your premiums to the Money Market Subaccount for the free look period plus five days.

The Contract

o	Ownership Rights: While the insured is living and the contract is in force, you, as the owner of the contract, may exercise all of the rights and options described in the contract, subject to the terms of any assignment of the contract. These rights include selecting and changing the beneficiary, naming a successor owner, changing the specified amount of the contract, and assigning the contract.

o	Separate Account: The separate account is an investment account separate from the fixed account. You may direct the money in your contract to any of the subaccounts of the separate account. Each subaccount invests in one of the corresponding portfolios listed on the cover of this prospectus. Amounts in the separate account will vary according to the investment performance of the portfolios in which the subaccounts invest. There is no guaranteed minimum subaccount cash value.

o	Fixed Account: You may place money in the fixed account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. We may credit a lower rate of interest to the portion of the fixed account securing a loan. The fixed account is part of our general account.

o	Cash Value: Cash value is the sum of your amounts in the subaccounts and the fixed account. Cash value varies from day to day, depending on the investment performance of the subaccounts you choose, interest we credit to the fixed account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).

o	Settlement Options. There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the contract, other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the separate account. The minimum amount we will apply to a settlement option is $1,000.

o	Maturity Benefit. Once the insured has attained age 100, the contract will provide a maturity benefit equal to the cash value minus any loans and unpaid loan interest.

Supplemental Benefits and Riders

We offer several optional insurance benefits and riders that provide supplemental benefits under the contract. There is a charge associated with each of these insurance benefits and riders. Your Thrivent Financial Associate can help you determine whether any of these benefits and riders are suitable for you.

Contract Risks

Investment Risk

If you invest your cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value will decrease. You could lose everything you invest and your contract could lapse without value, unless you pay additional premium. If you allocate premiums to the fixed account, then we credit your cash value (in the fixed account) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your monthly charges exceed your surrender value, your contract may enter a 61-day (in most states) grace period. We will notify you that your contract will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your contract generally will not lapse: (i) if you cover the monthly deduction amount by making timely payment of the minimum premium amount required to keep your death benefit guarantee in effect; or (ii) if you make a payment sufficient to cover the next two monthly deductions before the end of the grace period. Subject to certain conditions, you may reinstate a lapsed contract.

Tax Risks

We anticipate that the contract should be deemed a life insurance contract under federal tax law. However, there is limited guidance under the federal tax law and some uncertainty about the application of the federal tax law to the contract. Assuming that a contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of cash value until there is a distribution from the contract. Moreover, death benefits payable under the contract should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit.

Depending on the total amount of premiums you pay, the contract may be treated as a modified endowment contract (MEC) under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59½. If the contract is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a MEC are subject to the 10% penalty tax.

You should consult a qualified tax adviser for assistance in all contract-related tax matters.

Surrender and Partial Withdrawal Risks

A surrender charge applies during the first 10 contract years after the contract date and for 10 years after each increase in specified amount. It is possible that you will receive no surrender value if you surrender your contract in the first few contract years. You should purchase the contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the contract if you intend to surrender all or part of the cash value in the near future. We designed the contract to meet long-term financial goals. The contract is not suitable as a short-term investment.

Even if you do not ask to surrender your contract, surrender charges may play a role in determining whether your contract will lapse (terminate without value). This is because surrender charges affect the surrender value, a measure we use to determine whether your contract will enter a grace period (and possibly lapse). See “Risk of Lapse,” above.

A partial withdrawal will reduce cash value, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If you select a level death benefit option, a partial withdrawal also will reduce the specified amount of the contract.

A surrender or partial withdrawal may have tax consequences.

Loan Risks

A contract loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and/or fixed account as collateral. This loan collateral does not participate in the investment performance of the subaccounts or receive any higher current interest rate credited to the fixed account.

We reduce the amount we pay on the insured’s death by the amount of any indebtedness. Your contract may lapse (terminate without value) if your indebtedness reduces the surrender value to zero.

A loan will reduce your surrender value as well as your death benefit. If you surrender the contract or allow it to lapse while a contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in the Funds’ prospectus. Please refer to the prospectuses for the Funds for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time you buy the contract, surrender the contract, or transfer cash value among the subaccounts and the fixed account.

                                                   Transaction Fees
                                                   ----------------

             Charge                                   When Deducted                        Maximum Guaranteed Charge

Premium Expense Charge             Upon receipt of each premium paid.                      3% of each premium payment

Premium Taxes                      Not applicable./1/                                                 N/A

Surrender Charge/2/
under the base contract:

     Minimum and Maximum Charge    Upon surrender, lapse or decrease in the specified      During the first contract
                                   amount during the first 10 contract years               year, $1.16 to $34.79 per
                                                                                           $1,000 of specified amount

     Charge for a male insured,    Upon surrender, lapse or decrease in the specified         $12.66 per $1,000 of
     issue age 40, in the          amount during the first 10 contract years                    specified amount
     standard nonsmoker risk
     class with a specified
     amount of $150,000, in the
     first contract year

   Following an increase in
   specified amount:

     Minimum and Maximum Charge    Upon surrender, lapse or decrease in the specified        During the first year
                                   amount during the first 10 years following an           following the increase in
                                   increase in specified amount.                           specified amount, $1.12 to
                                                                                            $30.28 per $1,000 of the
                                                                                          increase in specified amount

     Charge for a male insured,    Upon surrender, lapse or decrease in the specified       $12.70 per $1,000 of the
     issue age 40, in the          amount during the first 10 years following an          increase in specified amount
     standard nonsmoker risk       increase in specified amount.
     class with a specified
     amount increase of
     $100,000, in the first
     year following an increase
     in specified amount

Withdrawal Fees                    Upon partial withdrawal./3/                                 $25 per withdrawal

Transfer Fees                      Upon transfer./4/                                            $25 per transfer

Contract Change Fees               Upon each change made to the contract.                        $25 per change

----------------
/1/  We are not  currently  subject to premium  taxes.  However,  we reserve the right to collect these taxes in the future if we have to pay them.
/2/  The  surrender  charge  remains  level  for the  first  three  years of the contract  (or  during  the first  three  years  following  an  increase  in specified amount), and then decreases each contract year to zero by the end of year ten (and to zero by the end of the tenth year following an increase in specified amount).  Surrender charges depend on the insured's issue age, gender (in most states),  specified amount,  risk class and duration of the contract.  The  surrender  charges shown in the table may not be typical of the charges you will pay. Your contract's  declarations  page will indicate the  surrender  charges  applicable  to your  contract,  and more  detailed information  concerning your surrender charges is available on request from our Life and Health Customer Interaction Center at 1.800.847.4836.
/3/  We do not assess a withdrawal charge for the first partial withdrawal taken each contract year.
/4/  We do not assess a transfer charge for the first twelve transfers made each contract year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including portfolio company fees and expenses.

                           Periodic Charges Other Than Portfolio Company Operating Expenses

                  Charge                                   When Deducted                   Maximum Guaranteed Charge

Cost of Insurance:/1/

     Minimum and Maximum Charge             On Issue Date and monthly thereafter.        $0.06 to $83.33 per $1,000 of
                                                                                         amount at risk/2/ per month
                                                                                           (Maximum Current Charge is
                                                                                               $18.45 per $1,000)

     Charge for a male insured, issue age   On Issue Date and monthly thereafter.        $0.20 per $1,000 of amount at
     40, in the standard nonsmoker risk                                                          risk per month
     class with a specified amount of
     $150,000 in the first contract year

     Mortality and Expense Risk Fees        On Issue Date and monthly thereafter.         During the first 15 contract
                                                                                           years, 0.075% of the total
                                                                                             subaccount cash value

                                                                                         After the 15th contract year,
                                                                                              0.033% of the total
                                                                                             subaccount cash value

Administrative Charges                      On Issue Date and monthly thereafter.                      $4

Issue Expense Charge/3/
Under the base contract:

     Minimum and Maximum Charge             On Issue Date and monthly thereafter for      $0.01 to $0.67 per $1,000 of
                                            36 months.                                          specified amount

     Charge for a male insured, issue age   On Issue Date and monthly thereafter for     $0.11 per $1,000 of specified
     40, in the standard nonsmoker risk     36 months.                                               amount
     class with a specified amount of
     $150,000, in the first contract year

   Following an increase in specified
   amount:

     Minimum and Maximum Charge             On the date of an increase in specified       $0.01 to $0.56 per $1,000 of
                                            amount and monthly thereafter for 36           the increase in specified
                                            months.                                                  amount

     Charge for a male insured, issue age   On the date of an increase in specified         $0.15 per $1,000 of the
     40, in the standard nonsmoker risk     amount and monthly thereafter for 36          increase in specified amount
     class with a specified amount          months.
     increase of $100,000, in the first
     year following an increase in
     specified amount

Additional Benefit or Rider Charge/4/

    Accidental Death Rider

     Minimum and Maximum Charge                 On the rider issue date and monthly       $0.04 to $0.13 per $1,000 of
                                               thereafter until the insured's age 70         rider coverage amount

     Charge for an insured, issue age 30,       On the rider issue date and monthly        $ 0.04 per $1,000 of rider
     in the standard nonsmoker risk class      thereafter until the insured's age 70            coverage amount
     with a specified amount/rider
     coverage amount of $100,000

    Disability Waiver Rider

     Minimum and Maximum Charge                 On the rider issue date and monthly       $0.01 to $1.88 per $1,000 of
                                               thereafter until the insured's age 65         rider coverage amount

     Charge for a male insured, issue age       On the rider issue date and monthly        $ 0.04 per $1,000 of rider
     30, in the standard nonsmoker risk        thereafter until the insured's age 65            coverage amount
     class, in the first contract year
     following the rider issue date

    Guaranteed Purchase Option Rider

     Minimum and Maximum Charge                 On the rider issue date and monthly       $0.04 to $0.16 per $1,000 of
                                               thereafter until the insured's age 40         rider coverage amount

     Charge for an insured, issue age 25        On the rider issue date and monthly        $0.08 per $1,000 of rider
                                               thereafter until the insured's age 40            coverage amount

    Applicant Waiver Rider

     Minimum and Maximum Charge                 On the rider issue date and monthly       $0.01 to $0.11 per $1,000 of
                                               thereafter until the insured's age 21             amount at risk

     Charge for an insured, issue age 0         On the rider issue date and monthly      $0.01 per $1,000 of amount at
     and applicant age 30, in the              thereafter until the insured's age 21                  risk
     standard risk class.

-------------------
/1/  Cost of insurance  charges  depends on the insured's  issue age, gender (in most states),  amount at risk, specified amount, risk class and duration of the contract. The cost of insurance charges shown in the table are extremes and are not  typical  of the  charges  most  people  pay.  Your  contract's declarations page will indicate the cost of insurance charges applicable to your  contract,  and more  detailed  information  concerning  your  cost of insurance charges is available on request from our Life and Health Customer
     Interaction Center at 1.800.847.4836.
/2/  The amount at risk is equal to the death  benefit on the date the charge is deducted  minus the cash value on the date the charge is deducted.
/3/  The issue expense  charge  depends on the insured's  issue age,  gender (in most states),  specified  amount,  and risk class. The issue expense charge shown in the table may not be  typical  of the  charge  you will pay.  Your contract's  declarations  page  will  indicate  the  issue  expense  charge applicable to your contract,  and more detailed information concerning your issue  expense  charge is  available  on  request  from our Life and Health
     Customer Interaction Center at 1.800.847.4836.
/4/  Charges for the Accidental Death Rider, Disability Waiver Rider, Guaranteed
     Purchase  Option Rider,  and  Applicant  Waiver Rider may vary based on the insured's attained age or issue age, gender, risk class,  specified amount, amount at risk, or rider coverage amount. Charges based on age may increase as the  insured  ages.  The  rider  charges  shown in the  table may not be typical of the charges you will pay. Your contract's declarations page will indicate the rider charges  applicable to your contract,  and more detailed information  concerning your rider charges is available on request from our
     Life and Health Customer Interaction Center.

The next table describes the portfolio companies’ fees and expenses that you will pay periodically during the time that you own the contract. The table shows the minimum and maximum fees and expenses (before waiver or reimbursement) charged by any of the portfolio companies for the fiscal year ended December 31, 2001. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the attached prospectus for both the AAL Variable Series Fund, Inc. and LB Series Fund, Inc.

Annual Portfolio Companies' Operating Expenses/1/

(expenses that are deducted from portfolio company assets):

                                                     Minimum           Maximum

  Management Fees                                     0.32%             1.00%
  Other Expenses                                      0.03%             1.01%
      Total Annual Operating Expenses                 0.35%             1.76%

-------------------
/1/  Certain  expenses  were  voluntarily  reimbursed  and/or  certain fees were voluntarily waived during 2001, as follows:

                                                      Minimum           Maximum
   AAL Fund
   --------
   Management Fees                                     0.32%             0.80%
   Other Expenses                                      0.00              1.01%
       Total Annual Operating Expenses                 0.51%             1.76%

   LB Fund
   -------
   Management Fees                                     0.40%             1.00%
   Other Expenses                                      0.00              0.00
       Total Annual Operating Expenses                 0.40%             1.00%

a)   The adviser, Thrivent Financial, has voluntarily agreed to pay on behalf of the AAL Fund or to reimburse the AAL Fund for all expenses in excess of the management fees for all portfolios  except the AAL Large Company Index, AAL
     Small Cap Index and the AAL Balanced  Portfolios.  Thrivent  Financial  can
     reduce or terminate  this  voluntary  reimbursement  upon 30-days'  written notice  to the AAL Fund.  Thrivent  Financial  intends  to  continue  these reimbursements throughout 2002.

b)   Previously, we did not reflect a deduction for operating expenses of the LB
     Fund  other  than  the  management  fee,  since  our  affiliate,   Lutheran
     Brotherhood   Variable  Insurance  Products  Company  (LBVIP),   agreed  to
     reimburse  the LB Fund for these  operating  expenses.  For the fiscal year ending December 31, 2001, the LB Fund reimbursed  approximately  $4,026,766 for such  operating  expenses  which would have  represented  approximately
     0.05% of the average  daily net assets of each of the  portfolios in the LB
     Fund without the reimbursement.  The expense reimbursement agreement can be terminated  at any time by the mutual  agreement  of the LB Fund,  Thrivent
     Financial  and  LBVIP,  but  currently  we  contemplate  that  the  expense reimbursement  agreement  will  continue  through  the end of 2002.  If the expense  reimbursement  is terminated  the LB Fund would be required to pay these  operating  expenses.  Therefore,  the  minimum and maximum for Other
     Expenses are based on the  management's  projections  for other expenses of the LB Fund portfolios for the current fiscal year.

The Contract
Adult and Juvenile Contracts

We issue adult contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile contracts when the proposed insured is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult contract, the proposed insured must be 16 years of age or older. Typically, the applicant of the contract is the owner and insured of the contract. While the insured is alive, the owner of the contract may exercise every right and enjoy every benefit provided in the contract. The person who applies for the contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

For the juvenile contract, a juvenile is named as the insured and owner of the contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile insured. These rights are described in the contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the contract.

Transfer of control to the juvenile insured will take place at the first contract anniversary date following the earlier of:

  the insured's 21st birthday; or

  the insured's 16th birthday after the adult controller transfers control to the insured in writing; or

  the death of the adult controller after the insured's 16th birthday.

If the person who has control of the contract dies before the insured gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the insured, we may transfer control of the contract to some other eligible person according to our bylaws.

The juvenile insured will become a benefit member of Thrivent Financial on the first contract anniversary date on or following the juvenile's 16th birthday.

Applying for a Contract

We sell the Thrivent Variable Universal Life contract through our Thrivent Financial Associates who are also registered representatives of Thrivent Investment Management. To apply for a Thrivent Variable Universal Life contract please contact your Thrivent Financial Associate. You can locate your Thrivent Financial Associate by calling 800.847.3846 or visiting our Web Page at www.thrivent.com.

Purchasing a Contract

To purchase a contract, you must submit a completed application and an initial premium to us at our operations center through any Thrivent Financial Associate. We will not begin processing your request to purchase a contract until we receive the application and initial premium from your Thrivent Financial Associate.

In general, we may issue contracts on insureds under age 81 (75 in New York). Persons who are eligible for membership in Thrivent Financial may purchase contracts. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum specified amount will vary depending upon your age. For ages 20 and under, the minimum issue amount is $25,000. For ages 21 to 50, the minimum amount is $100,000. For ages 51 to 80 (75 in New York), the minimum amount is $50,000. We require proof of insurability, which may include a medical examination. We offer non-smokers the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.

Replacement of Existing Insurance
It may not be in your best interest to surrender, lapse, change or borrow from existing life insurance policies or annuity contracts to purchase this contract. You should compare your existing insurance and this contract carefully. You should replace your existing insurance only when you determine that this contract is better for you. You may have to pay a surrender charge on your existing insurance, and this contract imposes a new surrender charge period. You should speak with your financial professional or tax advisor to be sure the exchange of an existing insurance policy for this contract will be a tax-free exchange. If you surrender your existing insurance policy for cash and then purchase this contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue this contract until we have received an initial premium from the issuer of your existing insurance policy, the issuance of this contract may be delayed.

When Insurance Coverage Takes Effect

We will issue a contract only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the contract will take effect only if we have received your minimum initial premium. We begin to deduct monthly charges from your cash value on the issue date.

Free Look Provision

Your contract provides for an initial "free look" period. You, as the owner, have the right to return your contract within 10 days after you receive it. (Some states allow a longer period of time during which a contract may be returned.) To return your contract you may either:

  deliver or mail your contract along with a written request to cancel to your Thrivent Financial Associate, or deliver or mail your contract along with a written request to cancel to the operations center.

Generally within seven days after we receive your request for cancellation, we will cancel the contract and send you a refund.

We will refund to you an amount equal to the contract’s accumulated value as of the date of the returned contract or notification of cancellation is received by Thrivent Financial. This amount may be different than the premium you paid depending upon the investment experience of the subaccount(s) you selected.

If your state requires a full refund of all premiums, we will allocate your premium to the Money Market Subaccount for the free look period plus five days. We may postpone payment of the refund under certain conditions.

Ownership Rights

The contract belongs to the owner named in the application. While the insured is living, the owner may exercise all of the rights and options described in the contract. The owner is the insured unless the application specifies another person as the insured, or the owner is changed thereafter. If the owner is not the insured and dies after the insured, ownership of the contract will pass to the owner’s estate, unless a successor owner has been designated. To the extent permitted by law, contract benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Contract

No representative of Thrivent Financial except the president or the secretary may change any part of the contract on behalf of Thrivent Financial.

Death, Maturity and Surrender

Your contract will terminate if the insured dies or if you surrender the contract. If the contract is in effect at age 100, it will mature (end) and the cash value less any outstanding loan will be paid to you.

State Variations

Any state variations in the contracts are covered in a special policy form for use in that state. This prospectus provides a general description of the contracts. Your actual contract and any riders are the controlling documents. If you would like to review a copy of the contract and riders, contact our operations center. Contracts may not be available in all states.

Premiums
Initial Premium

You may allocate your premium to any subaccount of the separate account and/or the fixed account. If your application is in good order, we will allocate your initial premium to your chosen subaccount(s) and/or fixed account (or in certain states, to the Money Market Subaccount, as discussed below) once the application and premium are received at our operations center. If we determine that the application and corresponding materials are not in good order, we will contact you. When we contact you, we will inform you of any information or further materials that we require to issue the contract. When we make such requests, we will request you to provide us with any such information or materials within a certain period. If we do not receive the necessary information or materials within that period, we will retire your application and return it to you along with your premium payment.

We will issue your contract if you meet all underwriting and other requirements. We issue contracts only on a valuation date between the 1st and the 28th of any month. New contracts that are ready for issuance on the 29th through the 31st of any month will be issued on the first valuation date in the following month.

For the initial premium, we will deduct a 3% premium expense charge for sales expenses from the premium. We call the remainder of the premium the “Net Premium.” Net premiums are the amounts allocated among the various subaccounts. Each subsequent premium is subject to this premium charge.

Your allocation must be in whole percentages and total 100% of the premium. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. You may allocate premiums to no more than 15 different subaccounts. You may change your allocation percentages at any time.

During the “free look” period, we may defer the allocation of your initial net premium and allocate the premiums to the Money Market Subaccount. Certain states require that if you exercise your free look privilege, we must return the greater of the premium you paid or the accumulated value. To ensure that neither you nor we incur a potential loss in the event of an adverse market, we temporarily allocate net premiums to the Money Market Subaccount. In these states, we reserve the right to allocate net premiums to the Money Market subaccount until the expiration of the free look period plus an additional 5-day period. After this period, we will allocate your cash value to the subaccounts and the fixed account based on your net premium allocation percentages. See “Free Look” in the “Other Contract Provisions” section of this prospectus.

Flexible Premiums

This contract is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, we have the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. We will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. You may also choose to make pre-authorized automatic monthly premiums using our member convenience account. You may make changes in frequency and payment amounts at anytime with adequate notice.

We recommend that you pay at least the death benefit guarantee premium to protect your contract from lapsing. Paying this minimum premium amount ensures that your contract will have enough cash value to pay the monthly deductions during any period of adverse investment returns. See “Death Benefit Guarantee.” Often when a member decides to purchase a new contract they will pay a large initial premium to fund the contract. However, in certain circumstances, a too-large premium payment may cause the contract to be characterized as a Modified Endowment Contract. See “Modified Endowment Contract.” You should discuss the amount and frequency of your premiums with your Thrivent Financial Associate.

Net Premiums & Premium Allocation

We deduct from each premium a 3% premium expense charge for sales expenses. The remainder of the premium is the “net premium.” Net premiums are the amounts we use to direct to the various subaccounts and/or fixed account according to your allocation instructions.

We allocate net premiums according to the premium allocation percentages you chose at the time of application unless you instruct us otherwise. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any subaccount or the fixed account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. You may allocate premiums to no more than 15 different subaccounts.

If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See “Glossary” for definition of “valuation date.”

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. We will not purchase or redeem any annuity units on any days that Thrivent Financial is not open for business.

Limits

We reserve the right to:

  limit any increase in planned periodic premiums.
  limit the number and amount of payments in addition to planned periodic payments.
  refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the death benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the contract which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, we will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

Contract Values
Cash Value

On the issue date of this contract, the cash value is the first net premium less any monthly deductions. After the issue date, cash value is equal to the sum of the cash values in the contract’s subaccount(s) and fixed account.

The cash value of your contract, at any one time, is determined by: multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value; adding together the resulting values of each subaccount; and adding any cash value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your contract and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and accrue interest charges which may result in less interest credited to your contract than if the amounts were allocated to the fixed account.

Over the life of your contract, many factors determine its cash value. They include:

  premiums paid
  the investment experience of the subaccounts
  interest credited to the fixed account
  loans taken and loan repayments
  partial withdrawals taken
  and charges and deductions taken

Because a contract's cash value is based on the variables listed above, it cannot be predetermined. Cash value in the subaccounts will largely be determined by market conditions and investment experience of the underlying portfolios. The owner will bear all such risk.

On your first valuation date, the cash value is equal to the net premium amount minus any of the contract charges and deductions which may be due on that date. Thereafter, the cash value of the contract changes daily. The value of the fixed account is guaranteed as to principal and interest at 4% subject to the contract charges and deductions. There is no guaranteed minimum cash value for any subaccount.

Fixed Account Cash Value

The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See your contract for further detail.

Separate Account Cash Value

Number of Accumulation Units
The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

  net premiums are allocated to the subaccount; or
  cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

  cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers; or
  partial withdrawals and partial withdrawal charges are taken from the subaccount; or
  monthly deductions or transfer charges are taken from the subaccount; or
  a charge for a death benefit option change is allocated to the subaccount; or
  a charge for a contract change is allocated to the subaccount; or
  surrender charges are allocated to the subaccount.

Accumulation Unit Value
For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next.

The accumulation unit value for a subaccount for any valuation period is equal to:

  the net asset value of the corresponding portfolio at the end of the valuation period;
  plus the amount of any dividend, capital gain or other distribution made by the portfolio if the "ex-dividend" date occurs during the valuation period;
  plus or minus any cumulative credit or charge for taxes reserved which is determined by Thrivent Financial to have resulted from the operation of the portfolio;
  divided by the total number of accumulation units held in the subaccount at the end of the valuation period before any of the transactions, referred to in the "Number of Accumulation Units" subsection above, have occurred.

Surrender Value

The surrender value is the total amount you may withdraw from the contract. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your contract to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the contract, the current accumulation unit values, subaccount cash value, fixed account cash value, the total cash value and the surrender value at least annually.

Death Benefits

The primary reason to buy a life insurance contract is for the death benefit it provides in the event of the insured’s death. The death benefit is the amount payable upon the death of the insured. At the time of purchase, you must choose between two death benefit options: the Level Death Benefit Option or the Variable Death Benefit Option. We determine the amount payable as of the date of the insured’s death depending on the death benefit option chosen. Any loans, unpaid loan interest and partial withdrawals will reduce the amount of the death benefit.

Level Death Benefit Option

As the name suggests, the death benefit for this option remains level, but in limited situations will vary. Under this option, the death benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If you keep your contract in force for several years and your cash value continues to increase, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. Your contract includes a table of the death benefit factors.

You should consider the level death benefit option if:

  you do not expect your insurance needs to generally increase; or
  you wish to minimize your insurance costs.

In general, the level death benefit option provides greater growth in cash value than the variable death benefit option. By choosing the level death benefit option, any increases in cash value reduce the actual amount of insurance at risk.

Variable Death Benefit Option

The variable death benefit option provides a death benefit that varies over time. Under this option, the death benefit will be the greater of the specified amount plus cash value, or the death benefit factor (described above) multiplied by cash value. The death benefit fluctuates correspondingly with your cash value.

You should consider the variable death benefit option if:

  you expect your insurance needs to increase, or
  you wish to have the potential for an increasing death benefit.

In general, the variable option provides a greater death benefit than the level option.

Changing Your Death Benefit Option

You may request to change your death benefit option at any time. If we approve the change: (i), we will increase or decrease the specified amount so your death benefit immediately after the change will be the same as immediately before the change and (ii) we will compute the contract charges and make the appropriate changes.

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. We will not allow the change if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change. We may require proof of insurability for an increase in your specified amount.

If you change your contract from a level to a variable death benefit during the first ten years, this may result in the assessment of a surrender charge. The specified amount decreases so your death benefit immediately after the change will be the same as immediately before the change. Additionally, we charge a $25 change fee against your cash value for each death benefit option change.

There may be tax consequences when you change your death benefit option. Please consult your tax adviser before making any such change.

Changing Your Specified Amount

You select the specified amount when you apply for the contract. You may change the specified amount by written request. We may require that you return your contract to make the change. We will not permit any change that would result in your contract being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. Changing the specified amount may have tax consequences and you should consult a tax advisor before doing so.

Increasing Your Specified Amount
Subject to our underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the contract anniversary following the insured’s 80th birthday.

Requirements for increasing your specified amount are:

  you must provide proof of insurability for the increase;
  increases must be at least $10,000; and
  you must provide proof of insurable interest, if you are not the insured.

When we approve an increase in your specified amount, it is effective as of the date shown on your contract amendment.

Increases in your specified amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. Each increase will be subject to our issue expense charge. We base the issue expense charge on the insured’s gender and age as of the last contract anniversary. This charge will apply for the number of months shown on your amended contract specification page. The cost of insurance rates for each increase will vary based on factors such as gender (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the specified amount. We show these new charges on the amended contract specification page of your contract.

Sometimes an increase in the specified amount, along with other factors, may cause a contract to be classified as a Modified Endowment Contract and could have potentially negative tax consequences. Please consult your tax adviser before making any such increases. See “Modified Endowment Contract”.

Decreasing Your Specified Amount
On or after your first contract anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are:

  the specified amount remaining in effect cannot be less than $10,000, and premiums or cash value must be in compliance with Internal Revenue Code's limits.

The decrease will become effective as of the date we receive the request at the operations center. We will subtract the decrease first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

We subtract a surrender charge from the cash value if a surrender charge is in effect for that part of the specified amount decreased. We show you the surrender charges applicable to you on the Table of Surrender Charges in your contract.

A decrease in your specified amount may cause your contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax adviser before decreasing your specified amount. See “Modified Endowment Contract.”

Death Claims

In the event of the death of the insured, we must receive written notice of death at our operations center. Notice should include the insured’s name and contract number. Your Thrivent Financial Associate may assist you in making such a claim.

Once we receive your written notice, we will send a claim form to the beneficiary. The beneficiary must complete the claim form and send it to our operations center in Appleton with a certified copy of the death contract. We will begin processing the claim as soon as we receive these items in good order.

Payment of Benefits

In addition to traditional lump sum payments, other payment options are available. All or part of the life insurance proceeds from death, maturity or surrender may be placed in one of several settlement options. Proceeds distributed according to a settlement option do not vary with the investment performance of the separate account. Contract owners may select or change a settlement option prior to, or after, the insured’s death. If you are the contract owner and the insured, your beneficiary may choose a settlement option at the time of making a claim for death benefits, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that we will apply to a settlement option is $1,000. Once the beneficiary chooses a settlement option, we will issue a contract for that settlement option. In the settlement option contract, we will reflect guaranteed payments, if any.

Settlement Options
Option 1: Interest
Under this settlement option, the proceeds are left with Thrivent Financial to accumulate interest. Annually our Board of Directors determines the rate of interest. We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. You may withdraw the commuted value of any remaining payments at any time.

Option 2: A Selected Amount of Income
With this settlement option the payee can choose to receive a specified amount at regular intervals until the proceeds with interest have all been paid. The payment period may not exceed 30 years. Interest accumulates on the amount that remains with us until the proceeds are all paid out. For example, if your beneficiary chose to receive $1,000, paid annually, we would pay $1000 annually until we pay out all of the remaining proceeds.

We will pay a rate of interest of at least 3% annually. The amount of interest may be greater than the guaranteed amount. We show this minimum interest rate in your contract reflecting the guaranteed payments we would make. You may withdraw the commuted value of any remaining payments at any time. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner.

Option 3: A Specified Period
This option provides payments at regular intervals. The payee may choose a specified number of months or years, but may not choose a period of more than 30 years. For example, if your beneficiary chose payments over 10 years, paid annually, we would pay 1/10th of the total proceeds the first year. Then the next year we would pay 1/9th of the remaining proceeds and so on each year until we pay out all of the proceeds.

We will pay a rate of interest of at least 3% annually on the proceeds that remain with us. We show this minimum interest rate in your contract reflecting the guaranteed payments we would make. The amount of interest we pay may be greater than the guaranteed amount. Withdrawing unscheduled amounts will exhaust the remaining proceeds sooner. You may withdraw the commuted value of any remaining payments at any time.

Option 4: Life Payment
This settlement option is a form of annuity payment that continues until the annuitant’s death. The annuitant is the person receiving the income and upon whose life such payments are determined. We make payments to the annuitant at regular intervals during the annuitant’s life. Upon choosing this option, the annuitant also selects a guaranteed period of 10 or 20 years, or selects no guaranteed period at all. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The longer the guaranteed payment period, the lower the amount of regular payment. In other words, the payment amount the annuitant receives would be higher if the annuitant chose no guaranteed payment period. However, the risk the annuitant takes is that he or she may die early into the contract. The contract would terminate and all payments would cease.

The amount of the payments depends on the age and, where permitted, gender of the annuitant at the time we issue the payment contract. We show representative guaranteed payments in the settlement option contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

Option 5: Joint & Survivor
This settlement option is another form of annuity payment or life income. In this case, there are two annuitants. The amount of payments are determined based on the lives of both of the annuitants. The payees may choose a guaranteed payment period of 10 or 20 years, or may select no guaranteed payment period at all. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected.

Upon the death of one of the persons named to receive payments, we will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. We pay the reduced amount until the survivor annuitant’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment. If no guarantee payment period was selected, all payments will cease and the contract terminates.

The amount of the payments depends on the age and, where permitted, gender of the annuitants at the time we issue the payment contract. In addition, any selection of a guaranteed payment period or any reduction factor will influence the payments. We show representative guaranteed payments in the settlement option contract. These rates are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

We may also offer other payout options at our discretion.

Death Benefit Guarantee

The death benefit guarantee ensures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon timely payment of a minimum premium amount known as the death benefit guarantee premium.

The death benefit guarantee premium is the minimum monthly premium required to keep your death benefit guarantee in effect by covering the monthly deduction amount. We show your particular death benefit guarantee premium in your contract. Your death benefit guarantee premium is equal to:

  a factor based on age, gender, and risk class, multiplied by your specified amount, then the resulting amount is divided by 1,000;
  plus the monthly administrative charge of $4;
  plus the required premiums for each additional benefit you choose.

Each month, we will determine if your death benefit guarantee remains in effect. The death benefit guarantee will remain in effect if:

  the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the death benefit guarantee premium times the number of months since the contract issue date, plus any outstanding loan balance, and;
  the insured’s age is less than 65 or the contract has been in effect no more than 10 years.

If the first part of the test is not met, we will notify you within 30 days after the day which it has been determined that an insufficiency has occurred. We will generally allow you two months to pay sufficient premiums or loan repayments to satisfy the death benefit guarantee premium. If you do not pay the required premium, the death benefit guarantee will expire and we cannot reinstate it. However, this does not necessarily terminate your contract. See “Contract Lapse and Reinstatement”.

If you change your specified amount or riders, we will correspondingly change the death benefit guarantee premium. Any new death benefit guarantee premium is required from the first monthly deduction date following the change.

Please note that the death benefit guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the contract will be funded by your cash value. The contract will remain in force until your cash value is not large enough to pay monthly deductions or your contract reaches its maturity date. See " Contract Lapse and Reinstatement."

In some states, the death benefit guarantee is not available for certain risk classes.

Partial Withdrawals and Surrenders

To completely surrender your contract and receive your surrender value or for partial withdrawals, you must submit a signed Thrivent Financial surrender form to our operations center. The surrender or partial withdrawal will not be processed until we receive your request in good order. You may obtain a form by contacting your Thrivent Financial Associate or calling our operations center at 800.847.3846. We do not accept telephone requests for full surrenders.

Partial Withdrawals

Partial withdrawals offer you a way to access your cash value. You may withdraw part of your surrender value upon written request. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. It is implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to: the ratio that the contract’s cash value in the subaccount or fixed account bears to the total cash value of the contract at the time of the partial withdrawal; or any other administrative option you choose that is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any contract year. An amount withdrawn may not be repaid.

For a contract with the level death benefit option:

A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the death benefit guarantee premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the partial withdrawal amount exceeds the difference between the death benefit and the specified amount, and (b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. We will not grant any request for a partial withdrawal that would reduce the specified amount below this amount.

For a contract with the variable death benefit option:

A partial withdrawal will reduce the cash value, death benefit and the amount of premiums paid. Since the premiums paid are reduced, partial withdrawals also affect the amount of premiums considered paid to meet the death benefit guarantee premium requirement. A partial withdrawal will not reduce the specified amount.

A partial withdrawal may have tax consequences. See "Federal Tax Matters". It is important to note that if the specified amount is decreased, there is a possibility that the contract might be classified as a Modified Endowment Contract. See "Modified Endowment Contract."

Surrender

You may surrender this contract for its surrender value by sending a written request to our operations center. If you surrender your contract, you will receive the cash value less any surrender charge and outstanding loan balance.

Postponement of Payments

We typically pay the amount of any surrender, partial withdrawal, death benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the insured. We may postpone payment of any amount due from the separate account for a surrender, partial withdrawal, transfer loan or on the death of the insured whenever:

  the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is otherwise restricted;
  the SEC has determined that an emergency exists;
  the SEC requires that trading be restricted; or
  the SEC, by order, permits such postponement for the protection of contract owners.

We also may postpone any transfer from the fixed account or payment of any portion of the amount payable upon surrender, partial withdrawal or loan from the fixed account for not more than 6 months from the day we receive your written request and, if required, your contract.

If we postpone payment for 10 days or more, the amount of the postponed payment will earn interest during that period of not less than 4% per year, or such higher rate as required by law.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a contract owner’s account, and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits. Once blocked, money is held in that account until instructions are received from the appropriate regulator.

A full surrender of your contract may have tax consequences. See "Federal Tax Matters."

Transfers

While the insured is alive and the contract is in force, you may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to our operations center. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

You may make twelve transfers per contract year from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each contract year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any subaccount or to the fixed account must be at least $50.

We did not design the contract’s transfer privilege as a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities.

Dollar Cost Averaging

You may make regular transfers of predetermined amounts by establishing a dollar cost averaging plan. Under the plan, you may authorize automatic transfers from your Money Market Subaccount to any or all of the other subaccounts. You may use dollar cost averaging until the amount in the Money Market Subaccount is completely transferred, or the amount remaining is less than the transfer amount you authorized. You may cancel the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our operations center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

To set up dollar cost averaging you can complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

Member Convenience Account

We offer a member convenience account that allows you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Under this plan, we draw from your account on the date you select and we will allocate premiums to the subaccount(s) or fixed account according to your instructions. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date. To set up the member convenience account you can complete the applicable section on the application or, after the time of application on the appropriate Thrivent Financial form.

Written and Telephone Requests
Written Requests

You may exercise any of the following privileges by sending written request (and payment and/or evidence of insurability, if applicable):

  premium payment
  change in death benefit option
  increase/decrease in specified amount
  partial withdrawal
  surrender
  reinstatement
  transfers
  dropping/adding an additional benefit
  loan
  filing a death claim
  selecting/changing a settlement option
  change in allocation instructions
  loan repayment
  beneficiary change(s).

Most written requests must be made on certain approved forms. Please contact us at our operations center to receive any form you may need to satisfy your request. Written requests must be sent to the operations center.

Telephone Transactions

If we have received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the telephone. Telephone services include transfers, premium allocation changes, loans and certain other transactions.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner’s name.

If several persons seek to effect telephone instructions at or about the same time, or if our recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is 800.847.3846.

We reserve the right to restrict telephone transactions at any time.

We do not currently offer internet transactions capability to contract owners, but may do so in the future. We will notify you if we begin to offer internet transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time on a valuation date will use the contract’s cash value as of the close of business on that valuation date. We will process requests received after that time using the contract’s cash value as of the close of business of the following valuation date.

Once we issue your contract, we will process payment of any amount due from any subaccount within seven calendar days after we receive your written request. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.

Loans

While the insured is living and your contract is in force, you may, by written request, use your cash value as security to borrow up to 92% (in most states) of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th contract anniversary. Thereafter the rate will drop to a maximum 7 1/4% per year. (Please note that these rates are the maximum rates; current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the contract’s cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the subaccounts to the fixed account as security for the loan.

A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. We determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the contract’s 15th Anniversary and 3 ¼% thereafter. (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7 1/4 % after 15th anniversary.)

While your contract is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premiums. Upon your request, we will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment. Repayments will be allocated according to your premium investment allocation. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

A loan will reduce your surrender value as well as your death benefit. Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause your contract to lapse. If your contract lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your contract’s death benefit, before exercising these privileges.

A loan may have tax consequences. See "Federal Tax Matters."

Contract Lapse and Reinstatement

Lapse
Your contract will lapse (that is, terminate without value) if:

  your monthly charges are greater than your surrender value, your death benefit guarantee is not in effect, and
  payment sufficient to cover the next two monthly deductions is not received within 61 days(in most states) of notification of the cash value deficiency.

If this cash value deficiency occurs, you have the right to reinstate your contract, within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your contract.

Reinstatement
You may reinstate the contract any time within three years after it has lapsed. However, reinstatement cannot occur if the contract was surrendered. To reinstate your contract you must submit proper evidence of insurability and pay a premium equal to:

  the reinstated loan amount; plus
  any surrender charge at the time of reinstatement; plus
  the first two monthly deduction amounts after reinstatement; less the cash value at termination; less
  any surrender charge credited back at reinstatement; plus
  the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the sales charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your contract will then be reinstated as of the date we approve your application for reinstatement.

If you reinstate your contract, we will not contest the validity of the reinstated contract after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

Thrivent Financial for Lutherans and the Fixed Account

Thrivent Financial for Lutherans

We are a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. On January 1, 2002, AAL and Lutheran Brotherhood merged to create Thrivent Financial, the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. We operate under the Articles of Incorporation and Bylaws of Thrivent Financial. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules. Our members are joined together for insurance, education and volunteer opportunities.

Fixed Account

The fixed account offers the potential for cash value accumulation through the crediting of interest. We credit interest on each premium you allocate or transfer to the fixed account. From the date of the allocation or transfer, we credit interest daily. Unlike the subaccounts of the separate account, the performance of this investment option does not rely on the financial markets. Any premiums allocated to the fixed account will be subject to all contract fees, charges and expenses.

All premiums allocated to the fixed account become part of our general account. The general account consists of all assets owned by Thrivent Financial other than those segregated in any separate account. Subject to applicable law, we have sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, we will declare an effective annual interest rate for the fixed account. We guarantee that the effective interest rate will never be less than 4% annually. However, we may credit a lower rate of interest to the portion of the fixed account securing a loan.

We may credit interest at a rate in excess of 4% per year. However, we are not obligated to do so and will do so at our own discretion. You assume the risk that we may not pay interest that exceeds 4% for any given year. There is no specific formula for the determination of excess interest, if any. We base any such excess interest on numerous factors. Some of the factors that we may consider, include but are not limited to, general economic trends, our current and anticipated investment returns, regulatory requirements and competitive factors.

We have not registered interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), and the fixed account has not been registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Maintenance of Solvency

This provision applies only to values in the fixed account.
If our reserves for any class of contracts become impaired, you may be required to make an extra payment. our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the contract.

The Separate Account and the Portfolios
Separate Account

Thrivent Variable Life Account I is a segregated asset account established by the Board of Directors of Thrivent Financial (then, Aid Association for Lutherans) on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The separate account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the separate account.

The separate account is divided into subaccounts. A premium flows through the contract to either the separate account or the fixed account according to your instructions. From the separate account, the premium flows to the subaccounts in the amounts or percentages you allocate. In turn, the subaccounts invest in shares of one of the corresponding portfolios of a fund. We describe these portfolios and their investment objectives below. Net premiums allocated to a subaccount, and the resulting cash value will increase or decrease based on the investment experience of that subaccount’s corresponding portfolio. We make no assurance that the portfolios will meet their investment objectives. You bear all the investment risk for premiums allocated to the subaccounts.

We own the assets of the separate account and keep them legally segregated from the assets of the general account. The assets of the separate account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other contract liabilities with respect to the separate account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the separate account shall not be chargeable with liabilities arising out of any other business we may conduct, except to the extent that the assets of the separate account exceed the reserves and other contract liabilities of the separate account arising under the contracts supported by the separate account.

Income, gains and losses, whether or not realized, from the assets in each subaccount are credited to or charged against that subaccount without regard to any of our other income, gains or losses. The value of the assets in the separate account is determined at the end of each valuation date. The separate account consists of 26 subaccounts in which to invest.

If investment in the portfolio companies or in any particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the contract, or for any other reason in our sole discretion, we may substitute a different investment option for any of the current portfolios. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing cash value; 2) future payments; and 3) existing and/or future owners. The portfolio companies sell their shares to the subaccounts pursuant to participation agreements and may terminate those agreements and discontinue offering their shares to the subaccounts.

In addition, we reserve the right to make other structural and operational changes affecting the separate account.

We do not guarantee any money you place in the subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Portfolio Companies

You may allocate your premium to one or more of the subaccounts. The subaccounts, in turn, invest in shares of a corresponding portfolio of either the AAL Fund or the LB Fund. The AAL Fund is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company commonly known as a mutual fund or portfolio company. The LB Fund is a Minnesota corporation also registered with the SEC as a mutual fund. These registrations do not involve supervision by the SEC of the management or investment practices or policies of either fund.

Each portfolio’s assets are held separate from the assets of other portfolios, and each portfolio has investment objectives and policies that differ from those of other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio’s investment objective(s). There is no assurance that any of the portfolios will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of a money market subaccount may become extremely low and possibly negative.

AAL Variable Product Series Fund, Inc.

Portfolio                                   Investment Objective
---------                                      -------------------
AAL Technology Stock Portfolio:             To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Aggressive Growth Portfolio:            To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Small Cap Stock Portfolio:              To seek long-term capital growth by investing primarily in small company common stocks, and securities convertible into small company common stock.

AAL Small Cap Index Portfolio:              To strive for capital growth that approximates the performance of the S&P SmallCap 600
                                            Index/1/ by investing primarily in common stocks of the Index.

AAL Mid Cap Stock Portfolio:                To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

AAL Mid Cap Index Portfolio:                To seek total returns that track the performance of the S&P MidCap 400 Index/1/, by investing primarily in common stocks included in the Index.

AAL International Portfolio:                To strive for long-term capital growth by investing primarily in foreign stocks.

AAL Capital Growth Portfolio:               To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities that are convertible into common stocks.

AAL Large Company Index Portfolio:          To strive for investment results that approximate the performance of the S&P 500/1/ by investing primarily in common stocks included in the Index.

AAL Equity Income Portfolio:                To seek current income, long term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

AAL Balanced Portfolio:                     To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the AAL Large
                                            Company Index, Bond Index and Money Market Portfolios, respectively.

AAL High Yield Bond Portfolio:              To strive for high current income and secondarily capital growth by investing primarily in high risk, high-yield bonds, commonly referred to as "junk bonds".

AAL Bond Index Portfolio:                   To strive for investment results that are similar to the total return of the Lehman
                                            Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

AAL Money Market Portfolio:                 To strive for maximum current income while maintaining liquidity and a stable net asset value of $1.00 per share by investing in high quality, short-term money market instruments.

--------
/1/  "Standard &Poor's(R)",  "S&P(R)", "S&P 500(R)",  "Standard &Poor's 500", "500",
     "Standard &Poor's  SmallCap 600", "S&P SmallCap 600", "S&P MidCap 400" and
     "Standard  and  Poor's  MidCap  400"  are  trademarks  of  The  McGraw-Hill
     Companies,  Inc. and have been licensed for use by Thrivent Financial.  The product is not sponsored,  endorsed,  sold or promoted by Standard &Poor's and Standard &Poor's makes no representation regarding the advisability of investing in the product.

LB Fund

Portfolio                          Investment Objective
---------                          --------------------
Opportunity Growth Portfolio       To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.
FTI Small Cap Growth Portfolio     To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.
MFS Mid Cap Growth Portfolio       To achieve long-term growth of capital by investing primarily in a non-diversified portfolio of common stocks of companies with medium market capitalizations.
Mid Cap Growth Portfolio           To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.
World Growth Portfolio             To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S companies..
FI All Cap Portfolio               To seek long-term growth of capital.
Growth Portfolio                   To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.
MFS Investors Growth Portfolio     To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.
TRP Growth Stock Portfolio         To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.
High Yield Portfolio               To achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds"), which involve greater risks than higher quality investments.
Income Portfolio                   To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.
Limited Maturity Bond Portfolio    To seek a high level of current income consistent with stability of principal.

Each portfolio has its own investment objective, investment program, policies and restrictions. Although the investment objectives and policies of certain portfolios may be similar to the investment objectives and policies of other portfolios that we manage or sponsor or an affiliate of ours may manage or sponsor, we do not represent or assure you that the investment results will be comparable to any other portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios available only through the contract may have names similar to portfolios not available through the contract. The performance of a portfolio not available through the contract does not indicate performance of the similarly named portfolio available through the contract.

Before selecting any subaccount, you should carefully read the accompanying prospectuses for the Funds. You should periodically consider your allocation among subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectuses provide more complete information about the portfolios of the Funds in which the subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

AAL Capital Management Corporation (now Thrivent Investment Management) advised the AAL Fund and Lutheran Brotherhood advised the LB Fund until December 31, 2001. On January 1, 2002, Thrivent Financial (then AAL/LB) became investment adviser to both the AAL Fund and the LB Fund. Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Pursuant to the investment advisory agreement, Thrivent Financial determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the portfolios. Thrivent Financial implements the investment program for the portfolios consistent with each portfolio’s investment objectives, policies and restrictions.

We offer shares of the portfolio companies to several separate accounts managed by us and to fund benefits payable under the contracts issued through each separate account. We also offer shares of the AAL Fund to retirement plans including the Aid Association for Lutherans Savings Plan. The portfolio companies may also offer their shares directly to us, other of our separate accounts, our subsidiaries or affiliated companies. We may add or substitute portfolios for the current portfolios at any time (subject to any necessary regulatory approval). Not all portfolios are available in all states.

At this time, we do not anticipate any disadvantages to owners arising from the sale of the Funds’ shares to support variable life insurance contracts and variable annuity contracts, or from shares being sold to separate accounts of insurance companies that may be affiliated with us. However, we will monitor events in order to identify any material irreconcilable conflicts that may arise, and will determine what action, if any, it should take in response to these conflicts. In addition, if we believe that the Funds’ response to any of these conflicts does not sufficiently protect owners, we will take appropriate action on our own.

Oechsle International Advisors LLC is the sub-adviser to the AAL International Stock Portfolio. Pacific Investment Management Company (PIMCO) serves as sub-adviser to the AAL High Yield Bond Portfolio. Franklin Advisers, Inc. is the sub-adviser to the FTI Small Cap Growth Portfolio. Massachusetts Financial Services Company is the sub-adviser for the MFS Mid Cap Growth Portfolio and the MFS Investors Growth Portfolio. Fidelity Management & Research Company sub-advises the FI All Cap Portfolio. T. Rowe Price Associates, Inc. sub-advises the TRP Growth Stock Portfolio.

Voting Privileges

All of the assets held in the subaccounts are invested in shares of the corresponding portfolios. We are the legal owner of those shares and have the right to vote on any matters voted on at shareholder meetings. To the extent required by law, we will vote at shareholder meetings in accordance with instructions received from contract owners. The contract owner will have instruction rights with respect to portfolio shares attributable to the contract. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit us to vote the portfolio shares in our own right, it may do so.

The number of votes upon which a contract owner can give instructions will be calculated separately for each subaccount. This number will be determined by dividing a contract’s accumulated value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted. Shareholders eligible to give voting instructions at the meeting of the portfolio will be determined as of the record date established by the portfolio. In accordance with procedures established by the portfolio, voting instructions will be solicited by written communications prior to such meeting. We will furnish contract owners with proper forms and proxies to enable them to give these instructions.

Any portfolio shares for which we do not receive timely voting instructions, or which are not attributable to contract owners will be represented at the meeting and voted by us in proportion to the instructions received from all contract owners. Any portfolio shares held by us or our affiliates will be voted in proportion to the aggregate votes of all shareholders in the portfolio. Each person having a voting interest in a subaccount will receive proxy materials, reports and other materials relating to the appropriate portfolio.

Charges and Deductions

Charges are necessary to pay death benefits, to cover the expenses generated by issuing distributing, and administering the contract, and to fund our fraternal activities. We may profit from one or more of the charges under the contract. We may use these profits for any corporate purpose.

Transaction Fees

Charges Deducted from Premiums (Premium Expense Charge)
We charge a premium expense charge of 3% on all premiums. The resulting amount available after the charge is the net premium. We use this charge to cover the costs of sales and other expenses. We credit the net premium to the subaccounts and fixed account according to your allocation instructions.

Surrender Charge
If you choose to surrender your contract or reduce your specified amount, we will reduce your cash value by the applicable surrender charge. Surrender charges compensate us for expenses associated with underwriting, issuing and distributing the contract. We deduct the surrender charge proportionately from each of your subaccounts and the fixed account. For the first three years of the contract, surrender charges remain level then grade to zero by the end of the 10th contract year. Surrender charges are based upon your issue age, gender (in most states), risk class and duration of the contract. New surrender charges begin with each specified amount increase.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand of specified amount varies by gender (in most states), risk class and issue age. This declining charge terminates at the end of the 10th contract year. Beginning in the 11th year after the issue date (assuming no increases in specified amount), the surrender charge will be zero. We list your surrender charges in your contract.

If you increase your contract’s specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. We list your actual surrender charges for the increased specified amount separately on an amendment to your contract. We mail the amendment to you after we process the request for increase in specified amount. During the first three years, the surrender charge for the specified amount increase is level, thereafter it declines annually by 1/8th of the initial charge.

The following is an example of surrender charges for a 40-year-old male, $150,000 specified amount and a standard nonsmoker risk class:

                                  Example:
                                          Surrender Charge per
                                          --------------------
                   Contract Year            Thousand Dollars
                   -------------            ----------------
             ---------------------------- ------------------------
                         1                       $12.66
                         2                        12.66
                         3                        12.66
                         4                        11.07
                         5                         9.49
                         6                         7.91
                         7                         6.33
                         8                         4.75
                         9                         3.16
                         10                        1.58
                         11                        0.00

If you decrease the specified amount while the surrender charge applies, we assess a surrender charge. We assess the charge proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. We subtract the amount of decrease first from any previous increase in the specified amount, starting with the most recent, and then from the original specified amount.

Withdrawal Charge
We charge $25 for each partial withdrawal after the first partial withdrawal each contract year. This charge is added to the amount withdrawn.

Transfer Charge
You may make up to twelve transfers per contract year between subaccounts and/or the fixed account without charge. We charge $25 for each transfer in excess of twelve. This charge is added to the amount transferred. Transfers resulting from dollar cost averaging, loans, the exchange privilege, change in subaccount investment policy, or the initial reallocation of premiums from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Contract Change Fee
We charge $25 from cash value for each change you make to your contract. Such contract changes include but are not limited to, a change in specified amount, risk class, death benefit options, and riders.

Monthly Deductions from Cash Value

We deduct certain charges from cash value on a monthly basis. We refer to these charges as monthly deductions. Monthly deductions are deducted from each subaccount or fixed account on a basis proportional to the cash value in the contract. For the fixed account, we reduce the cash value by the proportion that the cash value in the fixed account bears to the cash value of the entire contract. For subaccounts, we redeem sufficient accumulation units from each subaccount in the proportion that cash value each subaccount bears to the cash value of the entire contract. We deduct charges on the same date each month, beginning with the issue date, provided that day of the month is a valuation date. If that day of the month does not fall on a valuation date, we use the nearest preceding valuation date. Because portions of the many deductions (e.g., the cost of insurance) can vary from month to month, the aggregate monthly deductions also will vary.

The monthly deductions consist of:

  the cost of insurance charge
  the monthly mortality and expense risk charge
  the monthly administrative charge
  the monthly issue expense charge
  any applicable charges for supplemental insurance benefits and riders available under the contract

Cost of Insurance

We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (including issue age, gender unless the contract is issued in a unisex class as indicated in your contract, risk class, rating class, duration, and specified amount) that would cause it to vary from contract to contract.

The primary factors in the determination of the cost of insurance are the cost of insurance rate (or rates) and the net amount at risk. The cost of insurance charge for the initial specified amount equals:

  the cost of insurance rate for the insured’s age shown in your contract, multiplied by the net amount at risk for the initial specified amount of your contract divided by 1,000.

We deduct the cost of insurance charge on each date we assess monthly deductions, starting with your contract issue date.

We will adjust the cost of insurance charge for any decreases in specified amount. We will profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

Cost of Insurance Rates: Cost of insurance rates are determined for the initial specified amount and each increase in specified amount. Actual cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on our expectations as to future mortality experience.

Actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set for in the contract. These guaranteed rates are not greater than the 1980 Commissioners Standard Ordinary Mortality Table B. We currently use cost of insurance rates that are lower than the annual guaranteed cost of insurance rates, and we reserve the right to raise those current rates.

The cost of insurance rates generally increase as the insured’s attained age increases. The risk class of an insured also will affect the cost of insurance rate. Insureds in the standard underwriting class will have a lower cost of insurance rate than those in risk classes involving higher mortality risk. The standard risk class is divided into categories: smoker and non-smoker. Non-smoker using insureds will generally have a lower cost of insurance rate than similarly situated insureds who smoke.

We use a standard method of underwriting in determining the cost of insurance. We use the same guidelines in determining premiums for the cost of insurance for the contract as we would for any other life insurance contract we offer.

Net Amount at Risk. The net amount at risk reflects the difference between the death benefit and cash value. The net amount at risk is affected by investment performance, payment of premiums, fees and charges under the contract, death benefit option chosen, partial withdrawals, loans and decreases in specified amount. We calculate the net amount at risk separately for the initial specified amount and for any increase in specified amount.

Mortality and Expense Risk Fees
For contracts in force for less than 15 years, we will assess monthly mortality and expense risk charge guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For contracts in force for at least 15 years, we will assess mortality and expense rate guaranteed to be at least 0.04166% percent (approximately 0.5% annually). Currently, the monthly charge for contracts in force for less than 15 years is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in contract year 16. (No mortality and risk expense charges are deducted from the fixed account.)

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than we estimate and, therefore, the cost of insurance charges specified in the contract would be insufficient to meet actual claims. The expense risk is that expenses incurred in issuing and administering the contracts and operating the separate account may be greater than the charges we assess for such expenses. We may use any profit to pay distribution, sales and other expenses.

Administrative Charge
We deduct a charge of $4 to cover administrative costs. This charge covers such expenses as premium billing and collection, cash value calculation, transaction confirmations and periodic reports.

Issue Expense Charge
We deduct a charge to cover costs of issuing a contract. We deduct this charge for the first 36 months after the issue date and at the time of each specified amount increase. This charge varies by age, risk class, specified amount and, in most states, gender.

Rider or Additional Benefit Charge
If your contract includes riders or additional benefits, we will deduct an Additional Benefit Charge from the cash value for those benefits. Benefits include guaranteed purchase option, disability waiver and accidental death.

Portfolio Company Charges

Management Fees
The value of the net assets of each subaccount reflect the investment advisory fee and other expenses incurred by the underlying portfolios in which the subaccount invests. Fees range from 0.35% to 1.76% of the average annual daily net asset value. For more information on these fees and expenses, refer to the applicable portfolio company prospectus and “Fee Tables” above.

Variation or Reduction of Charges

We offer discounts for our employees. We may vary the charges and other terms of the contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other contract owners. Variations may occur in contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class.

Federal Tax Matters

Separate Account Tax Status

Both investment income and realized capital gains of the separate account (i.e., income and capital gains distributed to the separate account by the Funds) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, we reserve the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

Life Insurance Qualification

Section 7702 of the Internal Revenue Code includes a definition of a life insurance contract for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, we believe that the contract meets the statutory definition of life insurance. There is less guidance, however with respect to contracts issued on a rated or substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, we may take appropriate steps to bring the contract into compliance with such requirements and we reserve the right to restrict contract transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied, (a) death benefits paid under the contract should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the cash value under a contract, including increments thereof, prior to actual receipt.

We intend to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected contract owners and will be made only after advance written notice.

Modified Endowment Contracts

A modified endowment contract (MEC) is a class of life insurance contract created under the Internal Revenue Code. The flexible premium life insurance contract may become classified as a MEC if it fails the Internal Revenue Code’s “7-Pay Premium Test.” The contract will fail the “7-Pay Premium Test” if at any time during the first seven years of the contract, your cumulative premiums exceed the cumulative “7-Pay” premiums up to that time. The “7-pay” premium is generally the theoretical level annual premium that would have to be paid during the first seven contract years (or during the first seven years after a “material change” such as an increase in benefits) to keep the contract in force until its Maturity Date with no further premiums after the seven-year period.

The following is an example of a "7-Pay Premium" comparison:
-----------------------------------------------------------------------------------------------
                     Premium            Cumulative         7-Pay             Cumulative
   Year               Paid                Premium         Premium           7-Pay Premium
-----------------------------------------------------------------------------------------------
      1               1500                  1500            1500                1500
      2               1000                  2500            1500                3000
      3               1000                  3500            1500                4500
      4               1000                  4500            1500                6000
      5               2500                  7000            1500                7500
      6               2500                  9500**          1500                9000** (MEC)
      7               1000                 10500            1500               10500
-----------------------------------------------------------------------------------------------

** In this comparison, the contract becomes a MEC in year six. The cumulative premiums exceed the cumulative for level premiums.

The “7-Pay Premium Test” is also administered for seven years after a “material change.” A “material change” includes but is not limited to, life insurance exchanges, term conversions, change in and increases in terms or benefits. (Increases attributable to premiums necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes.) If a contract fails to meet the “7-Pay Premium Test”, distributions during the failing contract year and any subsequent years will be affected.

A MEC is subject to different pre-death distribution tax rules than those of normal life insurance contracts. All distributions, including contract loans, partial withdrawals and collateral assignments will be taxed as part of the owner’s gross income to the extent that the cash value of the contract before the distribution is more than the premiums paid into the contract. In other words, distributions will be taxed as current income until all of the contract earnings have been taxed. Distributions from a MEC (including loans) are generally subject to a 10% penalty tax if taken before the contract owner reaches age 59½. If distributions, within the prior two years, were made in anticipation of a contract becoming a MEC, those distributions are also taxed. This means that a distribution made from a contract that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and may receive a 10% penalty tax if taken before you reach age 59½. This penalty tax also applies to corporate owned contracts.

When increasing or decreasing the terms or benefits of your contract, it is important to be aware that these events can cause your contract to be classified as a MEC. “Material changes,” including benefit increases and the addition of additional benefits, result in a new “7-Pay ” testing period with a new “7-Pay” premium based on the new benefit levels. Reducing your death benefits or additional benefits during the “7-Pay” testing period results in a new, lower, “7-Pay” premium based on the new lower benefit level. The new “7-Pay” premium is retroactive to the start of the “7-Pay” testing period. The cumulative premium payments that you may have already made during the”7-Pay” testing period could exceed the cumulative “7-Pay” premiums at the new lower level. In which case, your contract would be classified as a MEC.

Failing the “7-Pay Premium Test”, due to a premium payment, may be remedied by the return of a portion of the premium with interest. If premium and interest are returned within 60 days of the end of the failing contract year, the returned premium amount will be used to reduce the sum of the premiums paid under the contract for the failing year. However, the interest is taxable. Premiums and interest must be returned within 60 days or the contract will remain a MEC for the life of the contract. Please note that MEC’s do not have to be corrected but you may be subject to adverse tax consequences.

We will notify you if the contract becomes a MEC. When determining the amount includable in your gross income, all MECs purchased from us during any calendar year are treated as one MEC. In order to avoid MEC treatment, you should be aware of premiums paid into the contract.

Pre-Death Distributions on Non-MEC Contracts

The taxation of pre-death distributions depends on whether your contract is considered a MEC. A contract’s qualification as a MEC is discussed below.

As a general rule, upon surrender, you will be taxed on the excess of surrender value plus unpaid contract loans and interest less premiums paid reduced by untaxed partial withdrawals.

Partial withdrawals are generally only taxable to the extent the partial withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, certain distributions that enable a contract to continue to qualify as a life insurance contract for federal income tax purposes, if contract benefits are reduced during the first 15 contract years, they may be treated in whole or in part as ordinary income subject to tax.

Generally, loans received under the contract are not treated as subject to tax when taken. If a loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals are considered nondeductible “personal interest.” Distributions or loans from, or secured by, a contract are subject to a 10% additional income tax discussed below.

Diversification Requirements

Section 817(h) of the Internal Revenue Code requires that the investments of the separate account are “adequately diversified” in order for the contract to be treated as a life insurance contract for federal income tax purposes. We intend that the separate account, through the Fund portfolios, will satisfy these diversification requirements.

In certain situations, owners of variable life insurance contracts have also been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premiums and transfer contract accumulation values have not been explicitly addressed in published rulings. While we believe that this contract does not give owners investment control over separate account assets, we reserve the right to modify the contract as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the contract.

The contract can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new contract or a change in an existing contract should consult a tax adviser.

Because of the complexity of the law and its unique application to every individual, you may need tax advice if you are contemplating purchase of a contract or the exercise of options under a contract. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the prospectus.

We base the preceding description upon our understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change). You should consult with a tax adviser with respect to legislative developments and their effect on the contract.

The preceding comments do not take into account estate, gift, and generation-skipping transfer taxes, state income or other state tax considerations which may be involved in the purchase of a contract or the exercise of elections under the contract. For complete information on such federal and state tax considerations, please consult a qualified tax adviser.

Supplemental Benefits and Riders

We offer several riders or additional benefits that you can add to your contract. Certain of these riders are subject to age and underwriting requirements and may be added or cancelled at any time. We generally deduct any monthly charges for these riders from cash value as part of the monthly deduction. (See “Fee Table” for more information regarding rider expenses.) Your Thrivent Financial Associate can help you determine whether certain riders are appropriate for you. We describe any riders you choose to add more fully in your contract.

Accidental Death Benefit

This rider generally provides an additional cash benefit when the insured dies from accidental bodily injury. The accidental death benefit cannot exceed the specified amount stated in the life insurance contract. The premium for this rider is a per-thousand rate times the accidental death amount.

Disability Waiver

Generally, this rider provides that, in the event of your disability, we will pay your cost of insurance and expense deductions until the earlier of your age 100 or your recovery from disability. The premium for this rider is a per-thousand rate based on age times the met amount at risk for the current month.

Applicant Waiver

This rider enables the applicant on a juvenile contract to have deductions waived if the applicant becomes disabled (as described above). The premium for this rider is a per-thousand rate based on age times the net amount at risk for the current month.

Guaranteed Purchase Option

You may want this rider if, you think in the future, you may want to increase the amount of coverage. Purchasing this option allows you to increase the amount of coverage without having to show evidence of insurability. The premium is a per-thousand rate times the size of the guaranteed purchase amount.

Maturity Benefit

Upon the insured attaining age 100, the contract will provide a maturity benefit equal to the cash value less any loans.

Distribution

Thrivent Investment Management Inc. (formerly known as AAL Capital Management Corporation), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 is an indirect subsidiary of Thrivent Financial and a registered broker-dealer. Thrivent Investment Management is a corporation organized under Delaware law in 1986 (as AAL Capital Management Corporation) and it serves as the principal underwriter of the contracts. Contracts are distributed by financial associates of Thrivent Investment Management. Thrivent Investment Management is a member of the National Association of Security Dealers, Inc. (NASD), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other separate accounts established by Thrivent Financial. Thrivent Investment Management’s fiscal year operates on a calendar year basis.

Duly licensed financial associates of Thrivent Investment Management are also licensed by state insurance departments to sell the contracts as registered representatives. Thrivent Investment Management may execute selling agreements with other broker dealer firms to sell the contracts. In addition, we may retain other firms to serve as principal underwriters of the contracts. We offer the contracts in all states where it is authorized to do so.

Thrivent Investment Management will pay the financial associates commissions and other distribution compensation on the sale of the contracts. This will not result in any charge to you in addition to the charges already described in this prospectus. Thrivent Investment Management pays financial associates a commission of up to 50% of the death benefit guarantee premium in the first year and up to 23% of the death benefit guarantee premium in the second year. In addition to direct compensation, financial associates may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, including other incentives or payments, are not charged directly to the owners of the separate account.

Hypothetical Illustration

The following tables illustrate how the death benefits, cash values, and surrender values of a hypothetical contract could vary over an extended period. They are “hypothetical” because they are based upon several assumptions. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 6%, and 10%.

The contracts illustrated include the following:

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $150,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $150,000, Maximum and Current Rates, at 6% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $150,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $150,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $150,000, Maximum and Current Rates, at 6% Gross Annual Rate of Return

  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $150,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return.

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, or 10% over a period of years, but also fluctuated above or below those averages for individual contract years. The illustrations assume no contract loans or partial withdrawals have been taken. The amounts would differ if unisex rates were used.

A gross and net return is shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the portfolios before any reduction is made for investment advisory fees or other expenses. The net return reflects the average total annual portfolio expenses (before any applicable waivers and reimbursements) of 0.85%. Assuming current charges, gross returns of 0%, 6% and 10% are equivalent to net returns of -0.85%, 5.15% and 9.15% respectively.

The third column of each table, labeled “Premiums Accumulated at 5%,” shows the amount that would accumulate if an amount equal to the annual premium, (after taxes) were invested to earn interest at 5% compounded annually. All premiums are illustrated as if they were made at the beginning of the year.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the contract. The amounts shown at the end of each contract year reflect a daily management fee and other expenses equivalent to an annual rate of 0.85% of the aggregate average daily net assets of the portfolios. This hypothetical rate is representative of the average management fee plus other expenses applicable to the portfolios in which the subaccounts invest. This rate assumes that the cash value is allocated equally among the subaccounts and is based on the 2001 expenses for the portfolios. Expenses may vary by portfolio and are subject to agreements by the sponsor to waive or otherwise reimburse certain portfolios for operating expenses which exceed certain limits. There can be no assurance that such expense reimbursement arrangements will continue in the future. The rate used in the illustrations reflects portfolio expenses prior to any such waivers and reimbursements. Values illustrated would be higher if these reimbursements had been taken into account. The actual charge under a contract for portfolio expenses will depend on the actual allocation of the cash value, and may vary depending on the allocation of cash values.

The tables also assume the deduction of charges including administrative charges, sales charges, issue expense charges and mortality and expense risk charges. The monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of 0.75% (0.0625% monthly) and at a annual maximum rate of 0.90% (0.075% monthly) for contract years 1 to 15. For contract years 16 and beyond, the monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of 0.25% (0.02084% monthly) and at a annual maximum rate of 0.40% (0.03334% monthly). The tables reflect the fact that we do not currently make any charge against the separate account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, cash values and surrender values shown.

If you request, we will furnish a personalized illustration reflecting the proposed insured’s age, sex, risk class, specified amount, death benefit option, and premium amount you have requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all assumptions on which the personalized illustration is based.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. We will furnish, upon request, a comparable illustration based on the proposed insured’s issue age, risk class, gender, specified amount, death benefit option and premium amount requested.

FLEXIBLE PREMIUM UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $150,000
                                            Sex: Male
                                 Annual Premium: $1,582

                                                0% (-0.85% net)                          0% (-0.85 net)
                           Premium           Hypothetical Rate of                  Hypothetical Rate of Return
   End of                Accumulated       Return & Maximum Charges                    & Current Charges
  Contract                at 5% per     Death       Cash        Surrender       Death       Cash     Surrender Value
    Year        Age         year       Benefit      Value         Value        Benefit      Value
     1           41        $1,661      $150,000      $921           $0        $150,000       $923           $0
     2           42        $3,405      $150,000     $1,802          $0        $150,000      $1,807          $0
     3           43        $5,237      $150,000     $2,642         $744       $150,000      $2,652         $753
     4           44        $7,160      $150,000     $3,630        $1,970      $150,000      $3,659        $1,999
     5           45        $9,179      $150,000     $4,571        $3,150      $150,000      $4,637        $3,215
     6           46        $11,299     $150,000     $5,462        $4,280      $150,000      $5,600        $4,417
     7           47        $13,525     $150,000     $6,301        $5,357      $150,000      $6,548        $5,603
     8           48        $15,862     $150,000     $7,086        $6,380      $150,000      $7,442        $6,736
     9           49        $18,316     $150,000     $7,814        $7,346      $150,000      $8,310        $7,843
     10          50        $20,893     $150,000     $8,482        $8,253      $150,000      $9,150        $8,921
     15          55        $35,844     $150,000    $10,682       $10,682      $150,000     $12,779        $12,779
     20          60        $54,926     $150,000    $10,466       $10,466      $150,000     $15,447        $15,447
     25          65        $79,279     $150,000     $5,758        $5,758      $150,000     $15,978        $15,978
     30          70       $110,362     $150,000       $0            $0        $150,000     $12,152        $12,152
     60         100       $587,338     $150,000       $0            $0        $150,000        $0            $0

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 6% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $150,000
                                            Sex: Male
                                 Annual Premium: $1,582

                                                  6% (5.15% net)                          6% (5.15% net)
                          Premium           Hypothetical Rate of                  Hypothetical Rate of Return
   End of                Accumulated       Return & Maximum Charges                    & Current Charges
  Contract                at 5% per     Death       Cash        Surrender       Death       Cash     Surrender Value
    Year        Age         year       Benefit      Value         Value        Benefit      Value
     1           41        $1,661      $150,000      $994           $0        $150,000       $995           $0
     2           42        $3,405      $150,000     $2,004         $106       $150,000      $2,010         $111
     3           43        $5,237      $150,000     $3,031        $1,133      $150,000      $3,042        $1,144
     4           44        $7,160      $150,000     $4,270        $2,610      $150,000      $4,303        $2,643
     5           45        $9,179      $150,000     $5,532        $4,110      $150,000      $5,604        $4,183
     6           46        $11,299     $150,000     $6,813        $5,630      $150,000      $6,966        $5,783
     7           47        $13,525     $150,000     $8,112        $7,167      $150,000      $8,387        $7,443
     8           48        $15,862     $150,000     $9,427        $8,721      $150,000      $9,834        $9,128
     9           49        $18,316     $150,000    $10,757       $10,289      $150,000     $11,334        $10,866
     10          50        $20,893     $150,000    $12,097       $11,868      $150,000     $12,887        $12,658
     15          55        $35,844     $150,000    $18,732       $18,732      $150,000     $21,394        $21,394
     20          60        $54,926     $150,000    $25,058       $25,058      $150,000     $31,723        $31,723
     25          65        $79,279     $150,000    $28,974       $28,974      $150,000     $43,277        $43,277
     30          70       $110,362     $150,000    $26,654       $26,654      $150,000     $54,895        $54,895
     60         100       $587,338     $150,000       $0            $0        $150,000        $0            $0

The values would be different from those shown above if the actual gross annual rates of return averaged 6% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                       Issue Age: 40
                                      Risk Class: Standard Nonsmoker
                            Death Benefit Option: Level
                                Specified Amount: $150,000
                                             Sex: Male
                                  Annual Premium: $1,582

                                                  10% (9.15% net)                         10% (9.15% net)
                           Premium             Hypothetical Rate of                  Hypothetical Rate of Return
   End of                Accumulated         Return & Maximum Charges                    & Current Charges
  Contract                at 5% per      Death       Cash        Surrender       Death       Cash     Surrender Value
    Year        Age         year        Benefit      Value         Value        Benefit      Value
     1           41        $1,661      $150,000      $1,042          $0        $150,000      $1,044          $0
     2           42        $3,405      $150,000      $2,144         $246       $150,000      $2,150         $251
     3           43        $5,237      $150,000      $3,310        $1,412      $150,000      $3,322        $1,423
     4           44        $7,160      $150,000      $4,743        $3,083      $150,000      $4,779        $3,119
     5           45        $9,179      $150,000      $6,265        $4,844      $150,000      $6,344        $4,922
     6           46        $11,299     $150,000      $7,878        $6,695      $150,000      $8,043        $6,860
     7           47        $13,525     $150,000      $9,588        $8,644      $150,000      $9,886        $8,941
     8           48        $15,862     $150,000     $11,401       $10,695      $150,000     $11,847        $11,141
     9           49        $18,316     $150,000     $13,323       $12,855      $150,000     $13,962        $13,495
     10          50        $20,893     $150,000     $15,360       $15,131      $150,000     $16,245        $16,016
     15          55        $35,844     $150,000     $27,428       $27,428      $150,000     $30,582        $30,582
     20          60        $54,926     $150,000     $44,303       $44,303      $150,000     $52,526        $52,526
     25          65        $79,279     $150,000     $67,479       $67,479      $150,000     $85,590        $85,590
     30          70       $110,362     $150,000     $101,059      $101,059     $150,000     $136,805      $136,805
     60         100       $587,338    $1,272,460   $1,238,933    $1,238,933   $1,874,425   $1,833,178    $1,833,178

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $150,000
                                            Sex: Male
                                 Annual Premium: $1,582

                                                 0% (-0.85% net)                          0% (-0.85 net)
                           Premium           Hypothetical Rate of                  Hypothetical Rate of Return
   End of                Accumulated       Return & Maximum Charges                    & Current Charges
  Contract                at 5% per     Death       Cash        Surrender       Death       Cash     Surrender Value
    Year        Age         year       Benefit      Value         Value        Benefit      Value
     1           41        $1,661      $150,918      $918           $0        $150,920       $920           $0
     2           42        $3,405      $151,794     $1,794          $0        $151,799      $1,799          $0
     3           43        $5,237      $152,626     $2,626         $728       $152,636      $2,636         $737
     4           44        $7,160      $153,603     $3,603        $1,943      $153,632      $3,632        $1,973
     5           45        $9,179      $154,530     $4,530        $3,108      $154,596      $4,596        $3,174
     6           46        $11,299     $155,402     $5,402        $4,219      $155,542      $5,542        $4,359
     7           47        $13,525     $156,217     $6,217        $5,273      $156,471      $6,471        $5,526
     8           48        $15,862     $156,974     $6,974        $6,268      $157,341      $7,341        $6,635
     9           49        $18,316     $157,668     $7,668        $7,201      $158,182      $8,182        $7,714
     10          50        $20,893     $158,297     $8,297        $8,068      $158,991      $8,991        $8,762
     15          55        $35,844     $160,199    $10,199       $10,199      $162,393     $12,393        $12,393
     20          60        $54,926     $159,451     $9,451        $9,451      $164,655     $14,655        $14,655
     25          65        $79,279     $154,084     $4,084        $4,084      $164,496     $14,496        $14,496
     30          70       $110,362     $150,000       $0            $0        $159,620      $9,620        $9,620
     60         100       $587,338     $150,000       $0            $0        $150,000        $0            $0

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 6% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $150,000
                                            Sex: Male
                                 Annual Premium: $1,582

                                                  6% (5.15% net)                          6% (5.15% net)
                          Premium           Hypothetical Rate of                  Hypothetical Rate of Return
   End of                Accumulated       Return & Maximum Charges                    & Current Charges
  Contract                at 5% per     Death       Cash        Surrender       Death       Cash     Surrender Value
    Year        Age         year       Benefit      Value         Value        Benefit      Value
     1           41        $1,661      $150,991      $991           $0        $150,992       $992           $0
     2           42        $3,405      $151,995     $1,995         $97        $152,001      $2,001         $102
     3           43        $5,237      $153,013     $3,013        $1,115      $153,024      $3,024        $1,125
     4           44        $7,160      $154,237     $4,237        $2,577      $154,271      $4,271        $2,611
     5           45        $9,179      $155,480     $5,480        $4,058      $155,553      $5,553        $4,132
     6           46        $11,299     $156,734     $6,734        $5,551      $156,891      $6,891        $5,708
     7           47        $13,525     $157,999     $7,999        $7,054      $158,284      $8,284        $7,339
     8           48        $15,862     $159,271     $9,271        $8,565      $159,693      $9,693        $8,987
     9           49        $18,316     $160,545    $10,545       $10,078      $161,147     $11,147        $10,679
     10          50        $20,893     $161,819    $11,819       $11,590      $162,646     $12,646        $12,417
     15          55        $35,844     $167,833    $17,833       $17,833      $170,684     $20,684        $20,684
     20          60        $54,926     $172,651    $22,651       $22,651      $179,930     $29,930        $29,930
     25          65        $79,279     $173,370    $23,370       $23,370      $189,069     $39,069        $39,069
     30          70       $110,362     $165,157    $15,157       $15,157      $195,226     $45,226        $45,226
     60         100       $587,338     $150,000       $0            $0        $150,000        $0            $0

The values would be different from those shown above if the actual gross annual rates of return averaged 6% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

FLEXIBLE PREMIUM UNIVERSAL LIFE

Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $150,000
                                            Sex: Male
                                 Annual Premium: $1,582

                                                 10% (9.15% net)                         10% (9.15% net)
                          Premium           Hypothetical Rate of                  Hypothetical Rate of Return
   End of                Accumulated       Return & Maximum Charges                    & Current Charges
  Contract                at 5% per     Death       Cash        Surrender       Death       Cash     Surrender Value
    Year        Age         year       Benefit      Value         Value        Benefit      Value
     1           41        $1,661      $151,039     $1,039          $0        $151,041      $1,041          $0
     2           42        $3,405      $152,134     $2,134         $236       $152,140      $2,140         $242
     3           43        $5,237      $153,290     $3,290        $1,391      $153,301      $3,301        $1,403
     4           44        $7,160      $154,707     $4,707        $3,047      $154,742      $4,742        $3,083
     5           45        $9,179      $156,205     $6,205        $4,784      $156,285      $6,285        $4,863
     6           46        $11,299     $157,785     $7,785        $6,602      $157,954      $7,954        $6,771
     7           47        $13,525     $159,451     $9,451        $8,506      $159,760      $9,760        $8,815
     8           48        $15,862     $161,206    $11,206       $10,500      $161,670     $11,670        $10,964
     9           49        $18,316     $163,052    $13,052       $12,585      $163,723     $13,723        $13,255
     10          50        $20,893     $164,993    $14,993       $14,764      $165,928     $15,928        $15,699
     15          55        $35,844     $176,066    $26,066       $26,066      $179,511     $29,511        $29,511
     20          60        $54,926     $190,020    $40,020       $40,020      $199,400     $49,400        $49,400
     25          65        $79,279     $205,354    $55,354       $55,354      $227,017     $77,017        $77,017
     30          70       $110,362     $218,646    $68,646       $68,646      $263,300     $113,300      $113,300
     60         100       $587,338     $150,000       $0            $0        $669,911     $519,911      $519,911

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. We make no representations that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

Legal and Actuarial Matters

Actuarial matters in this prospectus have been examined by George D. Light, FSA, MAAA, Director and Actuary. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission for Thrivent Variable Life Account I.

Legal Proceedings

There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the contracts, to which the separate account, Thrivent Financial or the principal underwriter is a party to or to which the assets of the separate account are subject. As a fraternal benefit society offering contracts of insurance, we are ordinarily involved in litigation. We do not believe that any current litigation or administrative proceeding is material to our ability to meet our obligations under the contract or to the separate account, nor do we expect to incur significant losses from such actions.

Experts

The supplemental consolidated financial statements of Thrivent Financial (giving retroactive effect to the merger) at December 31, 2001, and for the year then ended appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. These reports are based in part on the report of PricewaterhouseCoopers LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of AAL Variable Life Account I (now Thrivent Variable Life Account I) at December 31, 2001 and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements

The financial statements of Thrivent Financial, AAL and LB should be considered only as bearing upon the ability of us to meet our obligations under the contracts. The financial statements of Thrivent Financial, AAL and LB should not be considered as bearing on the investment experience of the assets held in any separate account.

We do not prepare financial statements more often than annually in the form required to be included in a prospectus and believe that any incremental benefit to prospective contract owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred.

On January 1, 2002, LB merged with and into AAL. Included in the financial statements are Supplemental Consolidated Financial Statements of Thrivent Financial as of and for the year ended December 31, 2001, giving retroactive effect to the merger. Separate company financial statements of AAL and LB, prepared in conformance with accounting principles generally accepted in the United States, are also included as of December 31, 2001 and 2000 and for the three years ended December 31, 2001. We represent that there would be no need for a significant adjustment if we were to instead show those separate financial statements as combined financial statements for the same period based on a pooling of interest basis.

The financial statements of AAL/LB (now Thrivent Financial), AAL, LB and of AAL Variable Life Account I (now Thrivent Variable Life Account I) are contained in the Statement of Additional Information. (for a free copy of the statement of additional information, please call or provide a written request to our operations center.)

Glossary

---------------------------------------------------------------------------------------------------------------------------------------

AAL: Aid Association for Lutherans

AAL Fund: AAL Variable Product Series Fund, Inc., one of two portfolio companies which is described in a prospectus accompanying this prospectus.

accumulation unit: A unit of measure used to calculate the cash value in each subaccount of the separate account.

accumulation unit value: On any valuation date, the value of the accumulation unit of each subaccount of the separate account.

beneficiary: The person(s) named by the contract owner to receive the death benefit under the contract. A beneficiary need not be a natural person.

cash value: The total value of the contract. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

certificate: A term previously used to refer to the contract.

contract: The flexible premium variable life insurance contract offered by us, (Thrivent Financial, formerly AAL) and described in this prospectus. The contract consists of the certificate of membership, the contract itself the articles of incorporation and bylaws.

contract anniversary: The same date in each succeeding year as the issue date.

contract year: The 12-month period following the issue date or a contract anniversary. The contract year is always based upon the time elapsed since the issue date.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period.

death benefit: The amount paid upon the death of the insured.

death benefit option: Either of the two methods used to determine the death benefit.

death benefit guarantee: A contract provision that guarantees that insurance coverage will not lapse if your cash value is adequate to cover the current monthly deductions necessary. You must pay enough premium in the event your cash value is not adequate.

death benefit guarantee premium: The minimum monthly premium required to keep your particular contract’s death benefit guarantee in effect. Different combinations of age, gender, risk class, specified amount and additional benefits will result in different death benefit guarantee premiums.

financial associate: A person who is appropriately licensed by state insurance department officials to sell the contracts, and is a licensed registered representative of Thrivent Investment Management Inc.

fixed account: A cash value accumulation option that credits an interest rate. The fixed account is part of our general account, which includes all of our assets other than those in any separate account.

good order: Any request that is made upon the appropriate, fully completed and executed Thrivent Financial form received at the operations center in Appleton, Wisconsin.

insured: The person on whose life the contract is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

issue age: The age of the insured as of his or her last birthday on or before the issue date.

issue date: The date insurance coverage begins as specified in your contract.

LB: Lutheran Brotherhood.

LB Fund: LB Series Fund, Inc., one of two portfolio companies which is described in a prospectus accompanying this prospectus.

monthly deduction date: The date each month on which we deduct charges from cash value. These monthly charges occur once each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month on which we issued the contract.

net asset value: The unit of valuation of a portfolio determined by dividing a portfolio’s total assets, less all liabilities, by the total number of outstanding shares of that portfolio.

net premium: The amount invested in the contract after a 3% charge is taken for sales expenses.

operations center: Our Life and Health Customer Interaction Center at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. Telephone: 800.847.4836. E-mail: mail@thrivent.com.

owner: The person or entity who owns the contract. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.

portfolio company: An investment company or mutual fund consisting of several portfolios that underlies subaccounts of the separate account.

separate account: Thrivent Variable Life Account I, a segregated asset account which is separate from our general account.

specified amount: Initially, the amount of life insurance for which we issued the contract. The specified amount of your contract may change, as described in your contract.

subaccount: A subdivision of the separate account. Each subaccount invests exclusively in the shares of a corresponding portfolio of a portfolio company (the AAL Fund or the LB Fund).

surrender value: The cash value of the contract less any applicable surrender charges and outstanding loan balances.

Thrivent Financial: Thrivent Financial for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. Thrivent Financial is the issuer of the contracts.

Thrivent Investment Management: Thrivent Investment Management, Inc., an indirect subsidiary of Thrivent Financial and a registered broker-dealer and investment adviser. It serves as principal underwriter of the contracts.

valuation date: Any day upon which both the New York Stock Exchange is open for regular trading and we are open for business.

valuation period: The period from the end of one valuation date to the end of the next valuation date.

we, us, our: Thrivent Financial.

written request: A written notice signed by the contract owner, received in good order by us at our operations center.

you, your: The owner of the contract.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

Thrivent Financial for Lutherans
Additional Information about Operation of Contracts and Registrant
        Entire Contract
        Beneficiaries
        Assignment of Ownership
        Successor Owners
        Rights we Reserve
        Basis of Computations
        Reports to Contract Owners
        Incontestability
        Statements in the Application
        Misstatement of Age or Sex
        Suicide Exclusion
Premiums
Principal Underwriter
Performance Information
Standard and Poor's Disclaimer
Financial Statements

To learn more about the contract, you should read the Statement of Additional Information (SAI that is incorporated by reference into this prospectus. The table of contents for the SAI appears on the last page of this prospectus. The prospectus and the SAI are available upon request. You can get these documents and more information about the contract and the portfolio companies free by the following means:

    WRITTEN REQUEST:                       E-MAIL ADDRESS:            TOLL-FREE TELEPHONE NUMBER:

    THRIVENT FINANCIAL FOR LUTHERANS       MAIL@THRIVENT.COM          800.847.3846
    LIFE &HEALTH CUSTOMER INTERACTION
    CENTER
    4321 NORTH BALLARD ROAD
    APPLETON, WI  54919-0001

WE WILL FURNISH UPON REQUEST A COPY OF PERSONALIZED ILLUSTRATIONS OF YOUR CONTRACT'S DEATH BENEFITS, SURRENDER VALUES, AND CASH VALUES.

You can also review and get copies of the prospectus, SAI and annual report by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 202.942.8090. Reports and other information about Thrivent Variable Life Account I are available on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

THRIVENT VARIABLE LIFE ACCOUNT I
SEC FILE NUMBER: 811-08289

THRIVENT VARIABLE LIFE ACCOUNT I

Statement of Additional
Information
Dated
October 31, 2002

THRIVENT VARIABLE UNIVERSAL LIFE INSURANCE

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS
4321 North Ballard Road
Appleton, WI 54919-0001

This Statement of Additional Information (SAI) contains additional information about the flexible premium variable universal life insurance contract (contract) offered by Thrivent Financial for Lutherans (Thrivent Financial) to persons eligible for membership in Thrivent Financial. This SAI is not a prospectus and should be read together with the prospectus for the contract dated October 31, 2002. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. A copy of the prospectus may be obtained at no charge by writing Thrivent Financial (attention: Thrivent Financial Life and Health Customer Interaction Center) at 4321 North Ballard Road, Appleton, WI 54919, or by calling 800.847.4836.

The date of this SAI is October 31, 2002.

TABLE OF CONTENTS                                                                SAI Page
                                                                                 --------
GENERAL INFORMATION
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
         Entire Contract
         Beneficiaries
         Assignment of Ownership
         Successor Owners
         Rights we Reserve
         Basis of Computations
         Reports to Contract Owners
         Incontestability
         Statements in the Application
         Misstatement of Age or Sex
         Suicide Exclusion
PREMIUMS
PRINCIPAL UNDERWRITER
PERFORMANCE INFORMATION
STANDARD & POOR'S DISCLAIMER
FINANCIAL STATEMENTS

THRIVENT FINANCIAL FOR LUTHERANS

Thrivent Financial is a not-for-profit, non-stock, membership organization operating under the laws of the state of Wisconsin. We are licensed to do business as a fraternal benefit society in all states. Thrivent Financial is organized under the laws of the state of Wisconsin. On January 1, 2002, Aid Association for Lutherans (AAL) and Lutheran Brotherhood (LB) merged to create Thrivent Financial for Lutherans, the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products, financial services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of Thrivent Financial. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans and subject to our membership eligibility rules.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Entire Contract

Your entire insurance contract is comprised of:

  the contract including any attached riders, endorsements or amendments;
  the application attached to the contract, including any applications for increase in the specified amount; and
  the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the issue date of the contract.

Beneficiaries

The beneficiary is the person, entity or organization you name to receive the death benefit after the insured’s death. You may name one or more beneficiaries to receive the death benefit. If no beneficiary has been named or the beneficiary does not survive the insured, the death benefit will be paid to you, the contact owner (if you are not the insured), otherwise to your estate (in accordance with applicable state law). Thrivent Financial’s bylaws list those eligible to be named beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death benefit in the following order to beneficiaries:

  equally to the beneficiaries in the first class. If none are living, then;
  equally to the beneficiaries in the second class. If none are living, then;
  equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the insured, we will consider the beneficiary to have died before the insured for purposes of paying the death benefit.

You may change beneficiaries by sending a written request to our operations center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request in good order at our operations center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the insured is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

Assignment of Ownership

You may assign your contract by sending a written request, in good order, to our operations center any time before the death of the insured. You may assign the contract as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary’s rights to the benefit. Any contract loan obtained before an assignment is recorded at our operations center has priority over the assignment. To assign your contract as collateral for a loan, you must send a written request to our operations center. We will give you a special form to make any assignment requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, or the date we receive it in good order at our operations center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your contract, you should consider the tax implications. See "Federal Tax Matters" in the prospectus for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the contract.

Successor Owners

If you are the owner of the contract but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our operations center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our operations center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Rights We Reserve

We may have to reject a premium if applicable law mandates such action. We may also be required to block a contract owner’s account and thereby refuse any request for transfers, partial withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the contract. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include, but are not limited to:

  operating the separate account in any form allowed under the 1940 Act or in any other form allowed by law;

  adding, deleting, combining or modifying subaccounts in the separate account;

  restricting or eliminating any voting rights of contract owners or other persons who have voting rights as to the separate account;

  adding, deleting or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Funds or the shares of another fund or any other investment allowed by law;

  making any amendments to the contracts necessary for the contracts to comply with the provisions of the Code or any other applicable federal or state law; and

  substituting the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the separate account provided that the substitution has been approved by the SEC.

Basis of Computations

Minimum guaranteed cash values for the fixed account are based on the Commissioner’s 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 4%. These values equal or exceed the minimum values required by law. We filed a detailed statement explaining the manner in which we calculate cash values with the insurance department of the state or district where we delivered this contract.

Reports to Contract Owners

At least once each contract year, we will send you a report concerning the status of your contract. There is no charge for this report.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

We will send confirmation notices during the year reflecting certain contract transactions.

Upon request, we will send you an illustration of hypothetical values for the contract. We may charge a reasonable fee for each illustration requested.

Incontestability

We will not contest the validity of the contract after it has been in effect, during the lifetime of the insured, for two years from the issue date. We will not contest the validity of an increase in the specified amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the contract for more details.

Statements in the Application

Statements made in the application will be treated as representations and not warranties. We will not use any statement to void the contract or to deny a claim unless it appears in the application.

Misstatement of Age or Gender

The values of the contract are based on the insured’s age and gender (in some states). If the date of birth or gender shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or gender (in some states).

Suicide Exclusion

Generally, if the insured commits suicide within one year of the issue, we will not pay a death benefit but will return all premiums paid. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the specified amount. If a suicide occurs within one year of the increase, only the monthly deductions for the amount of increase will be refunded.

PREMIUMS

If mandated under applicable law, we may be required to reject an initial premium. We may also be required to block a contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Sometimes we are not able to accept premiums and the earnings on such premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:

  to accept certain large premiums;
  to refund premiums;
  to refund the earnings on premiums; and
  to refund any necessary cash value.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (Thrivent Investment Management), a wholly-owned, indirect subsidiary of Thrivent Financial, serves as the principal underwriter of the contract pursuant to a Principal Underwriting and Servicing Agreement to which Thrivent Investment Management and Thrivent Financial, on behalf of itself and the separate account, are parties. The contract is sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the contracts and who are duly licensed registered representatives of Thrivent Investment Management. Representatives of other broker-dealer firms with which of Thrivent Investment Management has executed a selling agreement may also sell the contract. In addition, Thrivent Financial may retain other firms to serve as principal underwriters of the contract. The contract is continuously offered in all states where Thrivent Financial is authorized to sell the contract. Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, of Thrivent Investment Management retained $0.

                1999                    2000                    2001
                ----                    ----                    ----
                $XXX                    $XXX                    $XXX

PERFORMANCE INFORMATION

The separate account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented reflects the performance of a hypothetical investment during the time period specified, it is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular owner. There is no performance information to report for the new subaccounts which correspond with the portfolios of the LB Fund. Effective yields and total returns for a subaccount are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. Consult the portfolio company prospectuses for more detailed information about portfolio expenses.

Any performance information presented will reflect, at a minimum, the deduction of all fees and charges applicable at the portfolio level. More specifically, each performance presentation will identify each fee and charge (assessed under the contract) deducted, as well as each fee and charge that is not deducted in calculating the information presented. Factoring all fees and charges into the calculations of performance will result in lower performance.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the contracts may include yield and effective yieldquotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner that does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the portfolio company or on the assets of that portfolio company.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one accumulation unit in the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) “Common Charges” and deductions imposed under the Contract which are attributable to the hypothetical account. “Common Charges” consist of portfolio expenses, and certain contract fees and charges assumed to apply to all contract owners. (See “Monthly Deductions from Cash Value” in the prospectus). Yield and effective yield do not reflect the deduction of withdrawal or surrender charges. The contracts currently are not subject to charges for state premium taxes.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types and quality of portfolio securities held by the underlying portfolio, and the underlying portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

The yield and effective yield for the Money Market Subaccount for the seven-day period ended December 31, 2001, were XXX% and XXX%, respectively.

Other Subaccounts

30-Day Yield: Advertisements for the contracts may include 30-day (or one-month) yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing (1) the net investment income earned during the period by a hypothetical account (the net investment income earned by the portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by (2) the offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

                           Yield = 2[(((a-b)/cd)+1)^6-1]

Where:
      a =   Net dividends and interest earned during the period by the portfolio attributable to the subaccount
      b =   Expenses accrued for the period (net of reimbursements)
      c =   The average daily number of accumulation units outstanding during the period
      d =   The accumulation unit value per unit on the last day of the period

This calculation reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) "Common Charges" and deductions imposed under the Contract which are attributable to the hypothetical account.

For the 30-day period ended December 31, 2001, the 30-day yield for the Bond Index Subaccount was XXX% the Balanced Subaccount was XXX% and the High Yield Bond Subaccount was XXX%.

Standardized and Non-Standardized Average Annual Total Return: Advertisements for the contracts may also include standardized and non-standardized average annual total return quotations for each subaccount for 1, 5 and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1 + T)^n = ERV
 Where:
          P    =    A hypothetical initial payment of $1,000
          T    =    Average annual total return
          n    =    Number of years
          ERV  =    Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or
                    10-year periods (or fractional portion thereof)

Because of the charges and deductions imposed under a contract, performance data for the subaccounts will be lower than performance data for their corresponding portfolios. The performance of a subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. We currently do not assess a premium tax charge under the contract, and calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that could be applicable to a particular contract.

Performance for any given past period is not an indication or representation of future performance. The performance of each subaccount will fluctuate on a daily basis. The following tables show average annual total return performance information based on the periods that the subaccounts have been in existence. There is no performance information to report for the new subaccounts which correspond to portfolios of the LB Series Fund; Opportunity Growth, FTI Small Cap Growth, MFS Mid Cap Growth, Mid Cap Growth, World Growth, FI All Cap, Growth, MFS Investors Growth, TRP Growth Stock, High Yield, Income and Limited Maturity Bond. The returns reflect total underlying portfolio expenses and certain contract fees and charges assumed to apply to all contract owners, including the issue expense charge and the monthly administrative charge (“Common Charges”). However, charges such as surrender charges, and cost of insurance charges, which are based on certain factors, such as gender, issue age or actual age, contract year, specified amount, or net amount at risk, and which therefore vary with each contract, are not reflected in the rates of return shown below, nor are any premium tax charges or any charges assessed on withdrawal, transfer, or increase in specified amount (“Non-Common Charges”). If Non-Common Charges were deducted, performance would have been significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

Standardized Average Annual Total Returns through December 31, 2001:

Name of Subaccount                    1 Year               Since Inception/1/
--------------------            --------------------      --------------------
Technology Stock
Aggressive Growth
Small Cap Stock
Small Cap Index
Mid Cap Stock
Mid Cap Index
International
Capital Growth
Large Company Index
Equity Income
Balanced
High Yield Bond
Bond Index
Money Market
Opportunity Growth
FTI Small Cap Growth
MFS Mid Cap Growth
Mid Cap Growth
World Growth
FI All Cap
Growth
MFS Investors Growth
TRP Growth Stock
High Yield
Income
Limited Maturity Bond

--------------------
/1/  Total returns are not annualized for those  subaccounts  that have not been in existence for one full calendar year.

  Subaccount                                                                                Inception Date
  Technology Stock            (formerly known as AAL Technology Stock Subaccount)           March 2, 2001
  Aggressive Growth           (formerly known as AAL Aggressive Growth Subaccount)          March 2, 2001
  Small Cap Stock             (formerly known as AAL Small Cap Stock Subaccount)            March 2, 2001
  Small Cap Index             (formerly known as AAL Small Company Stock Subaccount)        August 2, 1999
  Mid Cap Stock               (formerly known as AAL Mid Cap Stock Subaccount)              March 2, 2001
  Mid Cap Index               (formerly known as AAL Mid Cap Index Subaccount)              March 2, 2001
  International               (formerly known as AAL International Stock Subaccount)        August 2, 1999
  Capital Growth              (formerly known as AAL Capital Growth Subaccount)             March 2, 2001
  Large Company Index         (formerly known as AAL Large Company Stock Subaccount)        August 2, 1999
  Equity Income               (formerly known as AAL Equity Income Subaccount)              March 2, 2001
  Balanced                    (formerly known as AAL Balanced Subaccount)                   August 2, 1999
  High Yield Bond             (formerly known as AAL High Yield Bond Subaccount)            August 2, 1999
  Bond Index                  (formerly known as AAL Bond Index Subaccount)                 August 2, 1999
  Money Market                (formerly known as AAL Money Market Subaccount)               August 2, 1999
  Opportunity Growth                                                                        January 18, 1996
  FTI Small Cap Growth                                                                      November 30, 2001
  MFS Mid Cap Growth                                                                        November 30, 2001
  Mid Cap Growth                                                                            January 30, 1998
  World Growth                                                                              January 18, 1996
  FI All Cap                                                                                November 30, 2001
  Growth                                                                                    January 9, 1997
  MFS Investors Growth                                                                      November 30, 2001
  TRP Growth Stock                                                                          November 30, 2001
  High Yield                                                                                November 2, 1987
  Income                                                                                    January 9, 1987
  Limited Maturity Bond                                                                     November 30, 2001

Non-standardized  average annual total returns are calculated in the same manner and for the same time periods as the  standardized  average annual total returns described immediately above.

Non-Standardized Average Annual Total Returns through December 31, 2001:

Name of Subaccount                                 1 Year               Since Inception/1/
------------------                                 ------               ------------------
Technology Stock
Aggressive Growth
Small Cap Stock
Small Cap Index
Mid Cap Stock
Mid Cap Index
International
Capital Growth
Large Company Index
Equity Income
Balanced
High Yield Bond
Bond Index
Money Market
Opportunity Growth
FTI Small Cap Growth
MFS Mid Cap Growth
Mid Cap Growth
World Growth
FI All Cap
Growth
MFS Investors Growth
TRP Growth Stock
High Yield
Income
Limited Maturity Bond

-------------
/1/  Total returns are not annualized for those  subaccounts  that have not been in  existence  for one full  calendar  year.  See  footnote for first total return table for former name and inception date information.

Cumulative Total Return: Advertisements for the contracts may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment). Performance quotations for each subaccount reflect the deduction of all reocurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge, and portfolio company operating expenses (net of reimbursements). The contracts are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

                           C = (ERV/P) - 1
Where:
         ERV      =        Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period
         C        =        Cumulative total return
         P        =        A hypothetical initial payment of $1,000

Cumulative total returns for each subaccount were:

Name of Subaccount                                          1 Year                Since Inception/1/
------------------                                          ------                ------------------
Technology Stock
Aggressive Growth
Small Cap Stock
Small Cap Index
Mid Cap Stock
Mid Cap Index
International
Capital Growth
Large Company Index
Equity Income
Balanced
High Yield Bond
Bond Index
Money Market
Opportunity Growth
FTI Small Cap Growth
MFS Mid Cap Growth
Mid Cap Growth
World Growth
FI All Cap
Growth
MFS Investors Growth
TRP Growth Stock
High Yield
Income
Limited Maturity Bond

------------------

/1/  Total returns are not annualized for those  subaccounts  that have not been in existence for one full calendar  year.  See footnote for the first total return table for former name and inception date information.

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The financial statements of AAL, LB and Thrivent Financial should be considered only as bearing upon the ability of Thrivent Financial to meet its obligations under the contracts. The financial statements of each should not be considered as bearing on the investment experience of the assets held in the separate account.

The most current financial statements of AAL, LB and Thrivent Financial are those as of the end of the most recent fiscal year ended December 31, 2001. Thrivent Financial does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective contract owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Thrivent Financial represents that there have been no adverse changes in the financial condition or operations of Thrivent Financial between the end of the fiscal year ended December 31, 2001, and the date of this prospectus.

The supplemental consolidated financial statements of Thrivent Financial (giving retroactive effect to the merger) at December 31, 2001 and for the year then ended, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing and incorporated by reference elsewhere herein which, are based in part on the report of PricewaterhouseCoopers LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of AAL Variable Life Account I (now ThriventVariable Life Account I) at December 31, 2001 and for each of the two years in the period ended December 31, 2001, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this SAI and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

On January 1, 2002, LB merged with and into AAL (now Thrivent Financial). Included in the financial statements are audited supplemental consolidated financial statements of Thrivent Financial as of and for the year ended December 31, 2001, prepared in accordance with generally accepted accounting principles giving retroactive effect to the merger. Separate financial statements of AAL and LB are also included as of December 31, 2001 and 2000 and for the three years in the period ending December 31, 2001. Thrivent Financial management represents that there would be no need for a significant adjustment if we were to instead show those separate financial statements as combined financial statements for the same period based on a pooling of interest basis.

The financial statements of AAL, LB, AAL/LB (now Thrivent Financial) and AAL Variable Life Account I (now Thrivent Variable Life Account I) follow.

AAL/LB Combined Financial Statements

Aid Association for Lutherans/Lutheran Brotherhood

Supplemental Consolidated Financial Statements

Year Ended December 31, 2001

Contents

Report of Independent Auditors

Supplemental Consolidated Balance Sheet

Supplemental Consolidated Statement of Income

Supplemental Consolidated Statement of Changes in Members' Equity

Supplemental Consolidated Statement of Cash Flows

Notes to Supplemental Consolidated Financial Statements

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the supplemental consolidated balance sheet of Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2001, and the related supplemental consolidated statement of income, changes in members' equity and cash flows for the year then ended. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL on January 1, 2002, which has been accounted for using the pooling of interests method as described in the notes to the supplemental consolidated financial statements. These supplemental financial statements are the responsibility of the management of AAL/LB. Our responsibility is to express an opinion on these supplemental financial statements based on our audits. We did not audit the financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related supplemental consolidated financial statement totals, which reflect total revenues constituting 44% of the related supplemental consolidated financial statement totals for the year then ended, and which reflect net income constituting approximately (3)% of the related supplemental consolidated financial statement totals for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL/LB at December 31, 2001, and the consolidated results of its operations and its cash flows for the year then ended, after giving retroactive effect to the merger of LB with and into AAL as described in the notes to the supplemental consolidated financial statements, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
March 1, 2002

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                                Supplemental Consolidated Balance Sheet
                                                           December 31, 2001
                                                             (In millions)

Assets
     Investments:
         Securities available for sale, at fair value
              Fixed maturities                                                                         $     21,101
              Equity securities                                                                               1,584
         Fixed maturities held to maturity, at amortized cost                                                 1,757
         Mortgage loans                                                                                       5,698
         Real estate                                                                                            121
         Certificate loans                                                                                    1,276
         Short-term investments                                                                                 325
         Other invested assets                                                                                  414
                                                                                                           ---------
     Total investments                                                                                       32,276

     Cash and cash equivalents                                                                                1,303
     Accrued investment income                                                                                  346
     Deferred acquisition costs                                                                               1,934
     Assets held in separate accounts                                                                         9,777
     Other assets                                                                                               261
                                                                                                           ---------
Total Assets                                                                                           $     45,897
                                                                                                           =========

Liabilities and Members' Equity
     Certificate liabilities and accruals:
         Future certificate benefits                                                                   $     10,047
         Unpaid claims and claim expenses                                                                       167
                                                                                                           ---------
         Total certificate liabilities and accruals                                                          10,214

     Certificateholder funds                                                                                 19,339
     Amounts due to brokers                                                                                     662
     Liabilities related to separate accounts                                                                 9,726
     Other liabilities                                                                                          609
                                                                                                           ---------
Total Liabilities                                                                                            40,550

Members' Equity
     Retained earnings                                                                                        5,142
     Accumulated other comprehensive income                                                                     205
                                                                                                           ---------
Total Members' Equity                                                                                         5,347
                                                                                                           ---------
Total Liabilities and Members' Equity                                                                  $     45,897
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                             Supplemental Consolidated Statement of Income
                                                     Year Ended December 31, 2001
                                                             (In millions)

Revenue
     Insurance premiums                                                                                  $    1,266
     Insurance charges                                                                                          544
     Net investment income                                                                                    2,136
     Net realized investment gains                                                                               16
     Mutual fund and other revenue                                                                              188
                                                                                                           ---------
Total revenue                                                                                                 4,150

Benefits and expenses
     Certificate claims and other benefits                                                                      865
     Increase in certificate reserves                                                                           778
     Interest credited                                                                                        1,113
     Surplus refunds                                                                                            344
                                                                                                           ---------
     Total benefits                                                                                           3,100

     Underwriting, acquisition and insurance expenses                                                           546
     Amortization of deferred acquisition costs                                                                 168
     Fraternal benefits and expenses                                                                            201
                                                                                                           ---------
     Total expenses                                                                                             915
                                                                                                           ---------
Total benefits and expenses                                                                                   4,015
                                                                                                           ---------

Net income                                                                                                $     135
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                   Supplemental Consolidated Statement of Changes in Members' Equity
                                                     Year Ended December 31, 2001
                                                             (In millions)

                                                                                        Accumulated
                                                                                            other             Total
                                                                       Retained         comprehensive       members'
                                                                       earnings             income           Equity
                                                                      ----------        -------------      -----------

Balance at January 1, 2001                                           $    5,007         $        69         $   5,076
Comprehensive income
    Net income                                                              135                   -               135
    Change in unrealized gains/losses
       on securities available for sale                                       -                 136               136
                                                                                                           -----------

Total comprehensive income                                                                                        271
                                                                      ----------        -------------      -----------
Balance at December 31, 2001                                          $   5,142          $      205         $   5,347
                                                                      ==========        =============      ===========

                            See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                           Supplemental Consolidated Statement of Cash Flows
                                                     Year Ended December 31, 2001
                                                             (In millions)

Operating Activities:
     Net Income                                                                                         $      135
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     Increase in certificate liabilities and accruals                                                          717
     Increase in certificateholder funds                                                                       965
     Increase in deferred acquisition costs                                                                    (64)
     Realized gains on investments                                                                             (16)
     Provisions for amortization                                                                                39
     Changes in other assets and liabilities                                                                    69
                                                                                                           ---------
Net cash provided by operating activities                                                                    1,845

Investing Activities:
     Securities available for sale:
         Purchases - fixed maturities                                                                      (21,159)
         Sales, maturities and calls - fixed maturities                                                     20,139
         Purchases - equities                                                                               (1,274)
         Sales - equities                                                                                    1,029
     Securities held to maturity:
         Purchases                                                                                            (185)
         Maturities and calls                                                                                  382
     Mortgage loans funded                                                                                    (926)
     Mortgage loans repaid                                                                                     564
     Certificate loans, net                                                                                    (27)
     Other                                                                                                    (105)
                                                                                                           ---------
     Net cash used in investing activities                                                                  (1,562)

Financing Activities:
     Universal life and investment contract receipts                                                         1,437
     Universal life and investment contract withdrawals                                                     (1,366)
                                                                                                           ---------
     Net cash provided by financing activities                                                                  71
                                                                                                           ---------
Net increase in cash and cash equivalents                                                                      354
Cash and cash equivalents, beginning of year                                                                   949
                                                                                                           ---------
Cash and cash equivalents, end of year                                                                   $   1,303
                                                                                                           =========

                                                        See accompanying notes.

Aid Association for Lutherans/Lutheran Brotherhood
Notes to Supplemental Consolidated Financial Statements
December 31, 2001

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). AAL/LB provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL/LB members are served by district representatives across the country and are offered ancillary services through various AAL/LB subsidiaries and affiliates.

Basis of Presentation
The accompanying supplemental consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The merger has been accounted for as a pooling of interests transaction, and as such the supplemental consolidated financial statements include AAL's and LB's financial information as if LB had always been part of AAL. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL and will become the historical financial statements upon issuance of financial statements for the period that includes the date of the merger.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The supplemental consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., which is the parent company of a broker-dealer, bank, and a real estate development company, as well as the accounts of LB, its wholly-owned subsidiary, Lutheran Brotherhood Financial Corporation, which is the parent company of Lutheran Brotherhood Variable Insurance Products Company, a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the supplemental consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL/LB intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL/LB has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL/LB adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL/LB to recognize all derivative instruments on the balance sheet at fair value. Because of AAL/LB's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of AAL/LB. However, as allowed by Statement No. 133, as of January 1, 2001, AAL/LB transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in members' equity as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Supplemental Consolidated Statement of Income.

Securities loaned under AAL/LB's securities lending agreement are stated in the Supplemental Consolidated Balance Sheet at amortized cost or fair market value, consistent with AAL/LB's classifications of such securities as held to maturity or available for sale. AAL/LB measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Supplemental Consolidated Balance Sheet represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL/LB, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Supplemental Consolidated Balance Sheet. Operating results of the separate accounts are not included in the Supplemental Consolidated Statement of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Supplemental Consolidated Statement of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL/LB's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL/LB's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of AAL/LB's broker-dealer and investment advisor subsidiaries.

Income Taxes
AAL/LB, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL/LB is generally exempt from taxation. AAL/LB's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL/LB's supplemental consolidated financial statements.

Note 2. Investments

AAL/LB's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                         Gross          Gross       Estimated
                                                        Amortized     Unrealized     Unrealized       Fair
                                                          Cost           Gains         Losses         Value
                                                        ---------      ---------      ---------     ---------
                                                                             (In Millions)
Available for sale securities at
   December 31, 2001:
   Fixed maturity securities:
     Loan-backed obligations of U.S.
     Government corporations
       and agencies                                    $   5,334       $     57       $    (19)     $   5,372
       U.S. Treasury securities and non-
     Loan-backed obligations of U.S.
     Government corporations and
     Agencies                                                670             28             (2)           696
     Corporate and other bonds                            11,888            318           (204)        12,043
     Mortgage & asset-backed securities                    2,965             84            (18)         2,990
                                                        ---------      ---------      ---------     ---------
     Total fixed maturity securities                      20,857            487           (243)        21,101
   Equity securities                                       1,554            242           (212)         1,584
                                                        ---------      ---------      ---------     ---------
Total                                                  $  22,411        $   729       $   (455)     $  22,685
                                                        =========      =========      =========     =========

Held to maturity securities at
   December 31, 2001:
   Fixed maturity securities:
     U.S. Treasury securities and
      non-loan-backed obligations
      of U.S. Government
      Corporations and agencies                        $      16       $       1     $      -      $       17
     Corporate bonds                                       1,741             52             (8)         1,785
                                                        ---------      ---------      ---------     ---------
Total                                                  $   1,757       $     53       $     (8)     $   1,802
                                                        =========      =========      =========     =========

Note 2.  Investments (Continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale               Held to Maturity
                                                   ---------------------           --------------------
                                                 Amortized          Fair         Amortized          Fair
                                                   Cost             Value           Cost            Value
                                                 ---------        ---------      ---------       ---------
                                                                         (In Millions)
Due in one year or less                          $    714          $   727         $   108        $   111
Due after one year through five years               5,234            5,336            771             781
Due after five years through ten years              4,579            4,622            587             611
Due after ten years                                 2,031            2,054            291             299
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                               12,558           12,739          1,757           1,802
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                          5,334            5,372             -                -
Mortgage and asset-backed securities                2,965            2,990             -                -
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities                 $  20,857          $21,101         $  1,757      $  1,802
                                                 =========        =========      =========       =========

Major categories of AAL/LB's investment income for the year ended December 31, 2001, are summarized as follows (in millions):

Fixed maturity securities                                                                     $    1,487
Equity securities                                                                                     29
Mortgage loans                                                                                       446
Investment real estate                                                                                32
Certificate loans                                                                                     86
Other invested assets                                                                                114
                                                                                                  --------
Gross investment income                                                                            2,194
Investment expenses                                                                                   58
                                                                                                  --------
Net investment income                                                                          $   2,136
                                                                                                  ========

Note 2. Investments (Continued)

AAL/LB's realized gains and losses on investments for the year ended December 31, 2001, are summarized as follows
(in millions):

Securities available for sale:
    Fixed maturity securities:
      Gross realized gains                                                                      $    210
      Gross realized losses                                                                         (221)
    Equity securities:
      Gross realized gains                                                                           134
      Gross realized losses                                                                         (134)
Other investments, net                                                                                27
                                                                                                  --------
Net realized investment gains                                                                   $     16
                                                                                                  ========

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income at December 31, 2001, were as follows (in millions):

Fair value adjustment to available for sale securities                                           $   271
Decrease in deferred acquisition costs                                                               (66)
                                                                                                  --------
Net unrealized gains on available for sale securities                                            $   205
                                                                                                  ========

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale for the year ended December 31, 2001, is as follows (in millions):

Fixed maturity securities available for sale                                                     $   396
Effect of transfer of held to maturity securities to
    available for sale (Note 1)                                                                       18
Equity securities available for sale                                                                (203)
Deferred acquisition costs                                                                           (75)
                                                                                                  --------
                                                                                                  $  136
                                                                                                  ========

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment for the year ended December 31, 2001, as follows (in millions):

Unrealized gains/losses on securities
  available for sale                                                                             $   187
    Less:  reclassification adjustment for realized
      gains included in net income                                                                    51
                                                                                                  --------
Change in unrealized gains/losses on
  securities available for sale                                                                  $   136
                                                                                                  ========

Note 2.  Investments (Continued)

AAL/LB invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL/LB manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types. The carrying values of mortgage loans were as follows as of December 31, 2001 (in millions):

Mortgage loans:
   Residential and commercial                                                                   $   5,097
   Loans to Lutheran Churches                                                                         683
                                                                                                  --------
      Total mortgage loans                                                                      $   5,780
                                                                                                  ========

The following table presents changes in the allowance for credit losses for the year ended December 31, 2001 (in millions):

Balance at beginning of year                                                                     $     89
Provisions for credit losses (credit)                                                                  (7)
                                                                                                  --------
Balance at end of year                                                                           $     82
                                                                                                  ========

AAL/LB's investment in mortgage loans includes $96,000,000 of loans that are considered to be impaired at December
31, 2001, for which the related allowance for credit losses are $15,000,000 at December 31, 2001. The average recorded investment in impaired loans during the year ended December 31, 2001, was $103,000,000. AAL/LB recorded interest income, using the accrual method, on impaired loans of $7,000,000 for 2001.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs for the year ended December 31, 2001, are as follows (in millions):

Balance at beginning of year                                                                     $  1,945
Capitalization of acquisition costs                                                                   232
Acquisition costs amortized                                                                          (168)
Change in unrealized investment gains/losses                                                          (75)
                                                                                                  --------
Balance at end of year                                                                            $ 1,934
                                                                                                  ========

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL/LB offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, AAL/LB provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the supplemental consolidated financial statements and the plans' funding status at December 31, 2001 (in millions):

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Projected benefit obligation for services rendered to date            $    478                 $   67
Plan assets at fair value                                                  453                      -
                                                                      --------               --------
Funded (unfunded) status of the plan                                   $   (25)                $  (67)
                                                                      ========               ========
Accrued liability included in consolidated balance sheets                $   7                  $  56

The following summarizes certain assumptions included in the preceding schedules for the year ended December 31,
2001:

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Discount rate                                                           7.0-7.5%                   7.5%
Expected return on plan assets                                          8.5-9.0%                   -
Rate of compensation increase                                           5.0%                       -
Health care trend rate                                                 -                           6.0%

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
                                                                              (In millions)
Benefit cost                                                       $         6             $        8
Employer contributions                                                       3                      2
Employee contributions                                                      -                       1
Benefits paid                                                               19                      3

At December 31, 2001, $151,000,000 of the retirement plans assets were held on deposit with AAL/LB and invested primarily in corporate bonds and mortgage loans through a deposit administration fund, which is part of the general assets of AAL/LB. The related retirement liability of $156,000,000 at December 31, 2001 is included in future certificate benefits in the Supplemental Consolidated Balance Sheet.

AAL/LB also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section 401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of it general agents.

Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (Continued)

At December 31, 2001, approximately $152,000,000 of the defined contribution retirement plans' assets were held by AAL/LB and the remaining plan assets were held in separate trusts. An accrued liability of $152,000,000 was included in future certificate benefits at December 31, 2001 for the portion of plan assets held by AAL/LB. Expenses related to the defined contribution retirement plans for the year ended December 31, 2001 were $15,000,000. Accumulated vested deferred compensation benefits at December 31, 2001 totaled $71,000,000, and are included in other liabilities.

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual. Wisconsin and Minnesota insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternals.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members' equity rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.

Summarized separate company statutory-basis financial information for AAL and LB on an unconsolidated basis is as follows (in millions):

                                                                              December 31, 2001
                                                                       AAL                       LB
                                                                     ---------               ----------
Assets                                                              $  22,435                 $  16,821
                                                                     =========               ==========

Liabilities                                                         $  20,565                 $  15,697
Unassigned funds                                                        1,870                     1,124
                                                                     ---------               ----------
Total liabilities and unassigned funds                              $  22,435                 $  16,821
                                                                     =========               ==========

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                                        Year ended December 31, 2001
                                                                        AAL                      LB
                                                                     ---------               ----------
Gain (loss) from operations before net realized capital losses       $    101                 $     (61)
Net realized capital (losses)                                             (36)                      (19)
                                                                     ---------               ----------
   Net gain (loss) from operations                                         65                       (80)
Total other changes                                                       (11)                      (14)
                                                                     ---------               ----------
Net change in unassigned surplus                                     $     54                 $     (94)
                                                                     =========               ==========

AAL and LB are in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Financial Liabilities
The fair values for AAL/LB's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Supplemental Consolidated Balance Sheet.

Note 6. Fair Value of Financial Instruments (Continued)

The carrying value and estimated fair value of AAL/LB's financial instruments at December 31, 2001, are as follows (in millions):

                                       Carrying               Estimated
                                         Value               Fair Value
                                       ---------             ----------
Financial Assets:
   Fixed maturities                  $   22,858           $   22,903
   Equity securities                      1,584                1,584
   Mortgage loans                         5,698                5,968
   Cash and cash equivalents              1,303                1,303
   Certificate loans                      1,276                1,276
   Separate account assets                9,777                9,777

Financial Liabilities:
   Deferred annuities                    10,175               10,119
   Separate account liabilities           9,726                9,726
   Other                                  1,408                1,404

Note 7. Commitments and Contingent Liabilities

AAL/LB is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also, AAL/LB has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by AAL/LB, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. AAL/LB believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of AAL/LB.

Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL/LB. AAL/LB has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL/LB is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AAL/LB's guarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL/LB would acquire these assets in the event of default.

AAL Consolidated Financial Statements

Aid Association for Lutherans
Consolidated Financial Statements
Years ended December 31, 2001, 2000 and 1999

Contents

Report of Independent Auditors

Consolidated Balance Sheets

Consolidated Statements of Income

Consolidated Statements of Changes in Certificateholders' Surplus

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin

January 23, 2002

                                                     Aid Association for Lutherans
                                                      Consolidated Balance Sheets

                                                                                            December 31
                                                                                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Assets
     Investments:
       Securities available for sale, at fair value
         Fixed maturities                                                       $  13,177              $  11,281
         Equity securities                                                            916                    825
       Fixed maturities held to maturity, at amortized cost                         1,757                  2,810
     Mortgage loans                                                                 3,445                  3,092
     Real estate                                                                       31                     45
       Certificate loans                                                              510                    501
       Other invested assets                                                           58                     67
---------------------------------------------------------------------------------------------------------------------------------------
       Total investments                                                           19,894                 18,621

     Cash and cash equivalents                                                        350                    200
     Accrued investment income                                                        211                    222
     Deferred acquisition costs                                                       755                    764
     Assets held in separate accounts                                               2,132                  2,164
     Other assets                                                                     136                    141
---------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    $  23,478              $  22,112
=======================================================================================================================================

Liabilities and Certificateholders' Surplus
     Certificate liabilities and accruals:
       Future certificate benefits                                              $   3,447             $    3,210
       Unpaid claims and claim expenses                                               100                    119
---------------------------------------------------------------------------------------------------------------------------------------
       Total certificate liabilities and accruals                                   3,547                  3,329

     Certificateholder funds                                                       14,755                 13,819
     Liabilities related to separate accounts                                       2,132                  2,164
     Other liabilities                                                                179                    176
---------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                  20,613                 19,488

Certificateholders' Surplus
     Accumulated surplus                                                            2,730                  2,591
     Accumulated other comprehensive income                                           135                     33
---------------------------------------------------------------------------------------------------------------------------------------
Total Certificateholders' Surplus                                                   2,865                  2,624
Total Liabilities and Certificateholders' Surplus                               $  23,478              $  22,112
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                   Consolidated Statements of Income

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Revenue
     Insurance premiums                                                       $  503           $  470          $  419
     Insurance charges                                                           330              318             307
     Net investment income                                                     1,353            1,330           1,266
     Net realized investment gains                                                24               94             103
     Mutual fund and other revenue                                                98              110              96
---------------------------------------------------------------------------------------------------------------------------------------
Total revenue                                                                  2,308            2,322           2,191

Benefits and expenses
     Certificate claims and other benefits                                       453              431             383
     Increase in certificate reserves                                            240              197             184
     Interest credited                                                           859              840             809
     Surplus refunds                                                             114              120             115
---------------------------------------------------------------------------------------------------------------------------------------
     Total benefits                                                            1,666            1,588           1,491

     Underwriting, acquisition and insurance expenses                            314              282             269
     Amortization of deferred acquisition costs                                   70               96              86
     Fraternal benefits and expenses                                             119              128             119
---------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                              503              506             474
Total benefits and expenses                                                    2,169            2,094           1,965
Net income                                                                    $  139           $  228          $  226
=======================================================================================================================================

See accompanying notes.

                                                     Aid Association for Lutherans
                                   Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                        Accumulated
                                                                                           other                 Total
                                                                   Accumulated         comprehensive      certificateholders'
                                                                      surplus          income (loss)            surplus
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)

Balance at January 1, 1999                                           $  2,137              $   411             $  2,548
     Comprehensive loss
       Net income                                                         226                    -                  226
       Change in unrealized gains/losses
       on securities available for sale*                                    -                 (420)                (420)
     Total comprehensive loss                                                                                      (194)
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1999                                            2,363                   (9)               2,354
     Comprehensive income
       Net income                                                         228                    -                  228
       Change in unrealized gains/losses
       on securities available for sale*                                    -                   42                   42
     Total comprehensive income                                                                                     270
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2000                                            2,591                   33                2,624
     Comprehensive income
       Net income                                                         139                    -                  139
       Change in unrealized gains/losses
       on securities available for sale*                                    -                  102                  102
     Total comprehensive income                                                                                     241
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001                                         $  2,730             $    135             $  2,865
=======================================================================================================================================

* Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:
                                                                        2001                 2000                  1999
---------------------------------------------------------------------------------------------------------------------------------------
Unrealized gains/losses on
     securities available for sale                                     $  161               $  214              $  (237)
Less: reclassification adjustment for
     realized gains included in net income                                 59                  172                  183
---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized gains/losses
     on securities available for sale                                  $  102                $  42              $  (420)
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                 Consolidated Statements of Cash Flows

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Operating Activities:
     Net Income                                                             $    139         $    228        $    226
     Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                            218              221             157
     Increase in certificateholder funds                                         773              505             487
     Increase in deferred acquisition costs                                      (41)             (17)            (24)
     Realized gains on investments                                               (24)             (94)           (103)
     Provisions for amortization                                                  15               18              19
     Changes in other assets and liabilities                                      10              (12)             (1)
---------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                      1,090              849             761

Investing Activities:
     Securities available for sale:
       Purchases - fixed maturities                                           (6,733)          (3,518)         (3,839)
       Sales - fixed maturities                                                4,339            1,625           1,449
       Maturities and calls - fixed maturities                                 1,621              790             972
       Purchases - equities                                                     (948)            (768)           (580)
       Sales - equities                                                          743              732             636
     Securities held to maturity:
       Purchases                                                                (185)            (156)            (82)
       Maturities and calls                                                      382              616             730
     Mortgage loans funded                                                      (613)            (184)           (249)
     Mortgage loans repaid                                                       267              266             266
     Certificate loans, net                                                       (9)              (7)              6
     Other                                                                        33              (74)            (41)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash used in investing activities                                    (1,103)            (678)           (732)

Financing Activities:
     Universal life and investment contract receipts                           1,220            1,045           1,028
     Universal life and investment contract withdrawals                       (1,057)          (1,259)         (1,046)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided by (used in) financing activities                         163             (214)            (18)
Net increase (decrease) in cash and cash equivalents                             150              (43)             11
Cash and cash equivalents, beginning of year                                     200              243             232
---------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                        $  350           $  200          $  243
=======================================================================================================================================

See accompanying notes.

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Aid Association for Lutherans (AAL) completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society (see Note 8). AAL provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and banking and trust services are available to members and the general public by AAL Bank & Trust, FSB (AALBT). CMC and AALBT are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALBT and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL to recognize all derivative instruments on the balance sheet at fair value. Because of AAL's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or accumulated surplus of AAL. However, as allowed by Statement No. 133, as of January 1, 2001, AAL transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)
Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2001 was 7.0% for universal life, 5.5% for portfolio-average deferred annuities, and ranged from 4.6% to 6.9% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Reclassifications
Certain 2000 and 1999 amounts have been reclassified to conform with their 2001 presentation.

Note 2. Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2001:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
           Government corporations and agencies                     $   3,253     $     25       $    (14)      $   3,264
     Obligations of other governments,
           states and political subdivisions                               43            3              -              46
       Corporate bonds                                                  7,434          169            (90)          7,513
       Mortgage & asset-backed securities                               2,303           66            (15)          2,354
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 13,033          263           (119)         13,177
     Equity securities                                                    896          146           (126)            916
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                               $  13,929      $   409        $  (245)       $ 14,093
=======================================================================================================================================

Held to maturity securities at
     December 31, 2001:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                               $        16     $      1      $       -      $       17
       Corporate bonds                                                  1,741           52             (8)          1,785
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                              $    1,757      $    53       $     (8)       $  1,802
=======================================================================================================================================

Note 2.  Investments (continued)

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2000:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
          Government corporations and agencies                       $  2,431     $     14       $    (23)     $    2,422
       Obligations of other governments,
       states and political subdivisions                                   17            -              -              17
       Corporate bonds                                                  7,216           91           (224)          7,083
       Mortgage & asset-backed securities                               1,734           31             (6)          1,759
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 11,398          136           (253)         11,281
     Equity securities                                                    696          175            (46)            825
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $12,094      $   311        $  (299)      $  12,106
=======================================================================================================================================

Held to maturity securities at
     December 31, 2000:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                                 $     143    $       7     $        -     $       150
       Loan-backed obligations of U.S. Government
           corporations and agencies                                      107            2              -             109
       Obligations of other governments,
           states and political subdivisions                               39            -              -              39
       Corporate bonds                                                  2,214           53            (21)          2,246
       Mortgage & asset-backed securities                                 307            6             (1)            312
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                $  2,810     $     68       $    (22)     $    2,856
=======================================================================================================================================

Note 2.  Investments (continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    Available for Sale                Held to Maturity
---------------------------------------------------------------------------------------------------------------------------------------
                                                                 Amortized          Fair           Amortized          Fair
                                                                   Cost             Value            Cost             Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                        (In Millions)
Due in one year or less                                          $    572       $    580         $    108         $    111
Due after one year through five years                               3,899          3,959              771              781
Due after five years through ten years                              2,668          2,679              587              611
Due after ten years                                                   338            341              291              299
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities excluding
     mortgage and asset-backed bonds                                7,477          7,559            1,757            1,802
Loan-backed obligations of U.S. Government
     corporations and agencies                                      3,253          3,264                -                -
Mortgage and asset-backed securities                                2,303          2,354                -                -
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                   $13,033        $13,177          $ 1,757          $ 1,802
=======================================================================================================================================

Major categories of AAL's investment income are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities                                                    $   998          $ 1,001        $    942
Equity securities                                                                 13               21              13
Mortgage loans                                                                   265              259             270
Investment real estate                                                             8               10              11
Certificate loans                                                                 36               35              35
Other invested assets                                                             41               13               5
---------------------------------------------------------------------------------------------------------------------------------------
Gross investment income                                                        1,361            1,339           1,276
Investment expenses                                                                8                9              10
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        $ 1,353          $ 1,330         $ 1,266
=======================================================================================================================================

Note 2.  Investments (continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Securities available for sale:
     Fixed maturity securities:
       Gross realized gains                                                  $    96         $     17        $     14
       Gross realized losses                                                     (90)             (45)            (18)
     Equity securities:
       Gross realized gains                                                      101              171             152
       Gross realized losses                                                    (102)             (76)            (62)
Other investments, net                                                            19               27              17
---------------------------------------------------------------------------------------------------------------------------------------
Net realized investment gains                                                $    24          $    94         $   103
=======================================================================================================================================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as accumulated other comprehensive income (loss) were as follows:

                                                                                            December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fair value adjustment to available for sale securities                       $   164          $    12         $   (90)
Increase (decrease) in deferred acquisition costs                                (29)              21              81
---------------------------------------------------------------------------------------------------------------------------------------
Net unrealized gains (losses) on available for
     sale securities                                                         $   135          $    33        $     (9)
=======================================================================================================================================

The change in accumulated other comprehensive income (loss) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities available for sale                                $    243         $    257        $   (527)
Effect of transfer of held to maturity securities to
     available for sale (Note 1)                                                  18                -               -
Equity securities available for sale                                            (109)            (155)             (9)
Deferred acquisition costs                                                       (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            $    102        $      42        $   (420)
=======================================================================================================================================

Note 2.  Investments (continued)

AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2001:

                                                                                        Principal           Percent
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                              (In Millions)
Geographic Region:
     South Atlantic                                                                     $  1,091                30.9
     Pacific                                                                               1,018                28.8
     Midwest                                                                                 813                23.1
     Other                                                                                   605                17.2
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                               $  3,527               100.0
=======================================================================================================================================

Property Type:
     Industrial                                                                         $  1,062                30.1
     Office                                                                                  799                22.7
     Retail                                                                                  452                12.8
     Residential                                                                             340                 9.6
     Church                                                                                  288                 8.2
     Other                                                                                   586                16.6
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                              $   3,527               100.0
=======================================================================================================================================

The following table presents changes in the allowance for credit losses:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at January 1                                                          $   89           $  107          $  118
Provisions for credit losses (credit)                                             (7)             (18)            (11)
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31                                                        $   82          $    89          $  107
=======================================================================================================================================

AAL's investment in mortgage loans includes $96,000,000 and $109,000,000 of loans that are considered to be impaired at December 31,
2001 and 2000, respectively, for which the related allowance for credit losses are $15,000,000 and $16,000,000 at December 31, 2001 and 2000, respectively. The average recorded investment in impaired loans during the years ended December 31, 2001, 2000, and 1999, was $103,000,000, $134,000,000, and $192,000,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $7,000,000, $8,000,000 and $14,000,000 for 2001, 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:
                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at beginning of year                                                  $  764           $  807          $  667
Acquisition costs deferred:
     Commissions                                                                  79               83              81
     Other costs                                                                  32               30              29
---------------------------------------------------------------------------------------------------------------------------------------
     Total deferred                                                              111              113             110
Acquisition costs amortized                                                      (70)             (96)            (86)
---------------------------------------------------------------------------------------------------------------------------------------
Increase in deferred acquisition costs                                            41               17              24
Change related to unrealized gains/losses on
     fixed maturity investments recorded
     directly to certificateholders' surplus as
     comprehensive income (loss)                                                 (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                         (9)             (43)            140
Balance at end of year                                                        $  755           $  764          $  807
=======================================================================================================================================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                                     Retirement Plans                 Other Benefits
                                                                                         December 31
                                                                   2001            2000            2001          2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)
Projected benefit obligation for services
     rendered to date                                            $  317          $  298          $   67        $   63
Plan assets at fair value                                           302             330               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Funded (unfunded) status of the plan                              $ (15)         $   32         $   (67)      $   (63)
=======================================================================================================================================
Accrued liability included in
     consolidated balance sheets                                 $   12          $   10          $   56        $   50

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (continued)

The following summarizes certain assumptions included in the preceding schedule:

                                                                     Retirement Plans                Other Benefits
                                                                  ----------------------          ---------------------

                                                                                   Years Ended December 31
                                                               2001       2000       1999       2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------------
Discount rate                                                   7.5%       7.5%      7.5%       7.5%       7.5%      7.5%
Expected return on plan assets                                  9.0        9.0       9.0        -          -         -
Rate of compensation increase                                   5.0        5.0       5.0        -          -         -
Health care trend rate                                          -          -         -          6.0        6.0       6.0

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Savings Plan
     Benefit cost                                                              $   -            $   -           $   -
     Employer contributions                                                        6                5               5
     Employee contributions                                                       20               19              18
     Benefits paid                                                                17               25              18

Retirement Plans
     Benefit cost                                                              $   2            $   -           $   4
     Employer contributions                                                        -                -               -
     Employee contributions                                                        -                -               -
     Benefits paid                                                                13               11              11

Other Benefits
     Benefit cost                                                              $   8            $   9           $   4
     Employer contributions                                                        2                3               -
     Employee contributions                                                        1                1               -
     Benefits paid                                                                 3                4               2

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompassed all accounting practices that were not prescribed. Effective January 1, 2001, the NAIC adopted a revised Accounting Practices and Procedures Manual that was updated in a process referred to as Codification. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles due to Codification on AAL's statutory-basis capital and surplus as of January 1, 2001, was an increase of $25,000,000.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Assets                                                                            $   22,435        $   21,502
=======================================================================================================================================

Liabilities                                                                       $   20,565        $   19,685
Unassigned funds                                                                       1,870             1,817
---------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and unassigned funds                                            $   22,435        $   21,502
=======================================================================================================================================

Note 5.  Synopsis of Statutory Financial Results (continued)

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Premium income and certificate proceeds                                     $  1,719         $  1,639        $  1,651
Net investment income                                                          1,335            1,321           1,256
Other income                                                                      59               66              66
---------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                              3,113            3,026           2,973

Certificateholders' benefits                                                   1,393            1,566           1,292
Reserve increase                                                                 887              503             583
Interest & adjustments on certificates and
     deposit-type contracts                                                       68               42              37
Surplus refunds                                                                  112              121             117
Commissions and operating costs                                                  418              411             402
Other                                                                            134              280             374
---------------------------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    3,012            2,923           2,805

Net gain from operations                                                         101              103             168
Net realized capital gains (losses)                                              (36)              66              88
---------------------------------------------------------------------------------------------------------------------------------------
     Net income                                                             $     65         $    169        $    256
=======================================================================================================================================

AAL is in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Note 6. Fair Value of Financial Instruments (continued)

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of AAL's financial instruments are as follows:

                                                                        2001                              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                             Carrying          Estimated        Carrying         Estimated
                                                               Value          Fair Value          Value         Fair Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Millions)
Financial Assets:
     Fixed maturities                                       $  14,934          $  14,979        $  14,091         $  14,137
     Equity securities                                            916                916              825               825
     Mortgage loans                                             3,445              3,529            3,092             3,393
     Cash and cash equivalents                                    350                350              200               200
     Certificate loans                                            510                510              501               501
     Separate account assets                                    2,132              2,132            2,164             2,164

Financial Liabilities:
     Deferred annuities                                         7,718              7,699            7,398             7,368
     Separate account liabilities                               2,132              2,132            2,164             2,164
     Other                                                        795                791              723               719

Note 7. Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AALguarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL would acquire these assets in the event of default.

Note 8. Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

Unaudited Pro forma Combined Statements of Income Data (in millions):

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
Revenue                                                                      $  4,150        $  4,144        $  3,944
Net income                                                                        135             356             373

Unaudited Pro forma Combined Balance Sheet Data (in millions):

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $  45,895        $  44,835
Total certificateholders' surplus                                                      5,343            5,076
--------------------------------------------------------------------------------------------------------------------------------------

LB Consolidated Financial Statements

Lutheran Brotherhood
Consolidated Financial Statements
Years ended December 31, 2001, 2000 and 1999

Contents

Report of Independent Accountants

Consolidated Balance Sheet

Consolidated Statement of Operations

Consolidated Statement of Members' Equity

Consolidated Statement of Cash Flows

Notes to Consolidated Financial Statements

[PricewaterhouseCoopers LLP Logo]

PricewaterhouseCoopers LLP
650 Third Avenue South
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 596 6000
Facsimile (612) 373 7160

Report of Independent Accountants

To the Board of Directors and Members of
Aid Association for Lutherans/Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of members' equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 14 to the financial statements, on January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans.

/s/PricewaterhouseCoopers LLP

March 1, 2002

                                                         Lutheran Brotherhood
                                                      Consolidated Balance Sheet
                                                      December 31, 2001 and 2000
                                                         (Dollars in millions)

Assets                                                                                                  2001           2000
Investments:
   Fixed income securities available for sale, at fair value                                         $   7,924     $   7,374
   Equity securities available for sale, at fair value                                                     668           722
Mortgage loans                                                                                           2,253         2,236
Real estate                                                                                                 90            65
Loans to contractholders                                                                                   766           748
Short-term investments                                                                                     325           290
Other invested assets                                                                                      330           223
                                                                                                      --------      --------

     Total investments                                                                                  12,356        11,658

Cash and cash equivalents                                                                                  953           749
Deferred policy acquisition costs                                                                        1,179         1,181
Investment income due and accrued                                                                          135           137
Other assets                                                                                               151           156
Separate account assets                                                                                  7,645         8,842
                                                                                                      --------      --------

     Total assets                                                                                     $ 22,419      $ 22,723
                                                                                                      --------      --------

                      Liabilities and Members' Equity
Liabilities:
   Contract reserves                                                                                 $   6,489     $   5,988
   Contractholder funds                                                                                  4,584         4,484
   Benefits in the process of payment                                                                       67            63
   Dividends payable                                                                                       111           117
   Amounts due to brokers                                                                                  660           413
   Other liabilities                                                                                       432           364
   Separate account liabilities                                                                          7,594         8,842
                                                                                                      --------      --------

     Total liabilities                                                                                  19,937        20,271
                                                                                                      --------      --------

Members' equity:
   Accumulated other comprehensive income                                                                   70            36
   Retained earnings                                                                                     2,412         2,416
                                                                                                      --------      --------

     Total members' equity                                                                               2,482         2,452
                                                                                                      --------      --------

     Total liabilities and members' equity                                                             $22,419       $22,723
                                                                                                      ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Operations
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                          2001           2000          1999
Revenues:
   Premiums                                                                             $   724        $   667       $   618
   Net investment income                                                                    783            799           748
   Net realized investment (losses) gains                                                    (8)            16            87
   Contract charges                                                                         214            211           189
   Annuity considerations and other income                                                  129            129           111
                                                                                       --------       --------      --------

     Total revenues                                                                       1,842          1,822         1,753

Benefits and other deductions:
   Net additions to contract reserves                                                       538            462           420
   Contractholder benefits                                                                  666            643           612
   Dividends                                                                                230            230           217
   Commissions and operating expenses                                                       236            223           213
   Amortization of deferred policy acquisition costs                                         98             48            66
   Fraternal activities                                                                      82             79            77
                                                                                       --------       --------      --------

     Total benefits and other deductions                                                  1,850          1,685         1,605
                                                                                       --------       --------      --------

Income (loss) before income taxes                                                            (8)           137           148
(Benefit from) provision for income taxes                                                    (4)             9             1
                                                                                       --------       --------      --------

Net income (loss)                                                                      $     (4)       $   128       $   147
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                               Consolidated Statement of Members' Equity
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                           Accumulated Other
                                                                      Comprehensive Income (Loss)
                                                                      ---------------------------
                                                                                      Unrealized
                                                                      Unrealized     Gains/Losses                      Total
                                                   Comprehensive     Gains/Losses    Acquisition      Retained       Members'
                                                       Income        Investments        Costs         Earnings        Equity

Balance at December 31, 1998                                            $  479          $  (110)       $ 2,141       $ 2,510
Comprehensive income:
   Net income                                          $   147               -                -            147           147
   Other comprehensive income (loss)                      (353)           (527)             174             -           (353)
                                                       --------         --------       --------       --------      --------

     Total comprehensive loss                          $  (206)
                                                       ========

Balance at December 31, 1999                                               (48)              64          2,288         2,304
Comprehensive income:
   Net income                                          $   128              -                -             128           128
   Other comprehensive income (loss)                        20              96              (76)            -             20
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                        $   148
                                                       ========

Balance at December 31, 2000                                                48              (12)         2,416         2,452
Comprehensive income:
   Net loss                                          $      (4)             -                -              (4)           (4)
   Other comprehensive income (loss)                        34              59              (25)            -             34
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                       $     30
                                                       ========

Balance at December 31, 2001                                            $  107         $    (37)       $ 2,412       $ 2,482
                                                                        ========       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Cash Flows
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                         2001           2000          1999

Cash flows from operating activities:
   Net income (loss)                                                                 $       (4)      $    128      $    147
   Adjustments to reconcile net income (loss) to net
       cash provided by operating activities:
     Depreciation and amortization                                                           17             10             3
     Deferred policy acquisition costs                                                      (23)           (98)          (64)
     Equity in earnings of other invested assets                                              7             (8)           (5)
     Net realized investment losses (gains)                                                   8            (16)          (87)
   Change in operating assets and liabilities:
     Loans to contractholders                                                               (18)           (27)          (22)
     Other assets                                                                            (9)           (31)          (58)
     Contract reserves and contractholder funds                                             601            382           371
Other liabilities                                                                            66             63            73
                                                                                       --------       --------      --------

       Total adjustments                                                                    649            275           211
                                                                                       --------       --------      --------

       Net cash provided by operating activities                                            645            403           358
                                                                                       --------       --------      --------

Cash flows from investing activities:
   Proceeds from investments sold, matured or repaid:
     Fixed income securities available for sale                                          14,179          7,252         9,768
     Equity securities available for sale                                                   286            430           564
     Mortgage loans                                                                         297            184           228
     Short-term investments                                                                 678            523           799
     Other invested assets                                                                   24            376           133
   Costs of investments acquired:
     Fixed income securities available for sale                                         (14,426)        (8,076)       (9,869)
     Equity securities available for sale                                                  (326)          (320)         (514)
     Mortgage loans                                                                        (313)          (317)         (358)
     Short-term investments                                                                (707)          (598)         (599)
     Other invested assets                                                                  (83)          (109)          (64)
     Investment in separate accounts                                                        (50)            -              -
                                                                                       --------       --------      --------

       Net cash (used in) provided by investing activities                                 (441)          (655)           88
                                                                                       --------       --------      --------

Net increase (decrease) in cash and cash equivalents                                        204           (252)          446

Cash and cash equivalents, beginning of year                                                749          1,001           555
                                                                                       --------       --------      --------

Cash and cash equivalents, end of year                                                $     953       $    749       $ 1,001
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
(Dollars in millions)

  Organization and Basis of Presentation

  Nature of Operations and Principles of Consolidation
  The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for Lutherans throughout the United States. Also included in the accounts of the Society are its wholly owned subsidiary, Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.

  The Society's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). All significant intercompany balances and transactions have been eliminated in consolidation.

  Effective January 1, 2002, the Society has merged with and into Aid Association for Lutherans (AAL). Refer to Note 14 for further details.

  Summary of Significant Accounting Policies

  Use of Estimates
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Financial Statement Presentation
  Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2001 financial statement presentation.

  Cash and Cash Equivalents
  Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

  Investments
  See disclosures regarding the determination of fair value of financial instruments at Note 10.

  Carrying value of investments is determined as follows:

            Fixed income securities                         Fair value
            Equity securities                               Fair value
            Mortgage loans on real estate                   Amortized cost less impairment allowance
            Investment real estate                          Cost less accumulated depreciation and impairment allowance
            Real estate joint ventures                      Equity accounting method
            Real estate acquired through foreclosure        Lower of cost or fair value less estimated cost to sell
            Loans to contractholders                        Unpaid principal balance
            Short-term investments                          Amortized cost
            Other invested assets                           Equity accounting method

  Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

  Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Operations. Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs and net applicable deferred taxes, are reported as other comprehensive income.

  The investment portfolio is reviewed for investments that may have experienced a decline in fair value considered to be other than temporary. Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement. Real estate is considered impaired when the carrying value exceeds the fair value. In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

  Deferred Policy Acquisition Costs
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in other comprehensive income.

  For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

  For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

  For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

  Separate Accounts
  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society. The assets of the variable accounts will not be applied to the liabilities arising out of any other business conducted by the Society. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net (loss) income.

  Derivative Financial Instruments
  The Society's current utilization of derivative financial instruments is not significant. Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets. These strategies use future contracts, option contracts, interest rate swaps, foreign currency swaps and structured securities. The Society does not use derivative instruments for speculative purposes. The effect of derivative transactions is not significant to the Society's results of operations or financial position.

  Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended, which requires that the Society recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

  Other Assets
  Other assets include property and equipment reported at depreciated cost. The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

  Contract Reserves and Contractholder Funds
  Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits. Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

  Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

  Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals. The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

  Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

  Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

  Premium Revenue and Benefits to Contractholders
  Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

  Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus. Premiums are recognized as revenues when due. Death and surrender benefits are reported as expenses when incurred.

  Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

  Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

  Recognition of Investment Contract Revenue and Benefits to Contractholders

  Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for investment contracts consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

  Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

  Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Recognition of Term Life and Health Revenue and Benefits to Contractholders

  Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts. Premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Dividends
  The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders. Dividends charged to operations represent an estimation of those incurred during the current year.

  Income Taxes
  Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been made. Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a taxable entity. LBFC and its subsidiaries file a consolidated federal income tax return. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  The provision for income taxes reflected on the Consolidated Statement of Operations consisted of federal and state income tax expense (benefit) of $(4), $9 and $1 for the years ended December 31, 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, LBFC had recorded a net deferred federal income tax liability of $40 and $41, respectively. The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

  Investments

  Fixed Income Securities
  Investments in fixed income securities at December 31, 2001 and 2000 follow:

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2001
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
   Fixed income securities:
       U.S. government                                                $    760          $    30      $      (2)     $    788
       Mortgage-backed securities                                        2,404               38             (7)        2,435
       Non-investment grade bonds                                          740               15            (70)          685
       Corporate and other bonds                                         3,920              140            (44)        4,016
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,824           $  223        $  (123)      $ 7,924
                                                                       ========        ========        ========     ========

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2000
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
     Fixed income securities:
       U.S. government                                                $    771          $    36      $      (1)     $    806
       Mortgage-backed securities                                        2,224               26            (14)        2,236
       Non-investment grade bonds                                          725                5           (106)          624
       Corporate and other bonds                                         3,710               90            (92)        3,708
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,430           $  157        $  (213)      $ 7,374
                                                                       ========        ========        ========     ========

     The amortized cost and fair value of fixed income securities available for sale as of December 31, 2001 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.
                                                                                                     Amortized        Fair
                                                                                                        Cost          Value

     One year or less                                                                                $     142     $     145
     After one year through five years                                                                   1,420         1,454
     After five years through ten years                                                                  2,061         2,085
     After ten years                                                                                     1,797         1,805
     Mortgage-backed securities                                                                          2,404         2,435
                                                                                                       --------     --------

       Total available for sale                                                                       $  7,824      $  7,924
                                                                                                       ========     ========

     Equity Securities
     Investments in equity securities and preferred stock at December 31, 2001 and 2000 are as follows:

                                                                                                          2001          2000

     Cost                                                                                            $     658     $     618
     Gross unrealized gains                                                                                 96           171
     Gross unrealized losses                                                                               (86)          (67)
                                                                                                       --------     --------

     Carrying value                                                                                  $     668     $     722
                                                                                                       ========     ========

     Mortgage Loans and Real Estate
     The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

     At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                          2001         2000
     Mortgage loans:
       Residential and commercial                                                                     $  1,858      $  1,865
       Loans to Lutheran Churches                                                                          395           371
                                                                                                       --------     --------

             Total mortgage loans                                                                     $  2,253      $  2,236
                                                                                                       ========     ========

     Real estate:
       To be disposed of                                                                          $         -     $        1
       To be held and used                                                                                  90            64
                                                                                                       --------     --------

             Total real estate                                                                      $       90    $       65

  Derivative Instruments
  At December 31, 2001, the Society's derivative instruments, as defined by SFAS No. 133, included one foreign currency swap and warrants on equity securities. In addition, certain convertible bonds held by the Society are characterized as hybrid instruments containing embedded derivatives (i.e., equity conversion options). The fair value of all such instruments of $91 at December 31, 2001, was determined using quoted market prices, where available, and internal valuation models. Changes in fair value are reported currently in net realized investment gains (losses).

  Investment Income and Realized Gains and Losses

  For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                          2001          2000          1999

     Fixed income securities                                                           $    489      $     483     $     466
     Equity securities                                                                       16             23            20
     Mortgage loans                                                                         181            173           167
     Real estate                                                                             24             20            17
     Loans to contractholders                                                                50             48            47
     Short-term investments                                                                  54             75            54
     Other invested assets                                                                   19             21            18
                                                                                       --------        --------     --------

       Gross investment income                                                              833            843           789

     Investment expenses                                                                    (50)           (44)          (41)
                                                                                       --------        --------     --------

     Net investment income                                                             $    783      $     799     $     748
                                                                                       ========        ========     ========

     For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2001           2000          1999
     Fixed income securities:
       Realized gains                                                                  $    114     $       60    $       87
       Realized losses                                                                     (131)           (98)          (99)

     Equity securities:
       Realized gains                                                                        33             87           115
       Realized losses                                                                      (32)           (38)          (22)

     Other investments:
       Realized gains                                                                         8              6             6
       Realized losses                                                                       -              (1)            -
                                                                                       --------        --------     --------

           Total net realized investment (losses) gains                               $      (8)    $       16    $       87
                                                                                       ========        ========     ========
  Deferred Policy Acquisition Costs

  The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                          2001           2000          1999

     Balance, beginning of year                                                         $ 1,181       $  1,159     $     921
     Capitalization of acquisition costs                                                    121            146           130
     Amortization                                                                           (98)           (48)          (66)
     Change in unrealized investment gains                                                  (25)           (76)          174
                                                                                       --------        --------     --------

     Balance, end of year                                                               $ 1,179       $  1,181      $  1,159
                                                                                       --------        --------     --------
  Separate Account Business

  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Society into the LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has 14 subaccounts, each of which invests only in a corresponding portfolio of LB Series Fund, Inc. (the Fund). The Fund is an open-end management investment company registered under the Investment Company Act of 1940. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund. The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio. For the years ended December 31, 2001, 2000 and 1999, advisory fee income of $32, $37 and $29, respectively, is included in the Consolidated Statement of Operations.

  The Society records premium payments from contractholders as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business. The excess of separate account assets over separate account liabilities at December 31, 2001 represents the Society's investment of $50 to the Fund made in November 2001 upon introducing seven new variable annuity subaccounts.

  A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Society.

  The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The charges to the separate accounts, shown below for the years ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                          2001          2000           1999
                                                                             Rate        Charges      Charges         Charges

     LB Variable Insurance Account I                                         0.6%      $      1       $      1      $      1
     LB Variable Annuity Account I                                           1.1%            41             44            34
     LBVIP Variable Insurance Account                                        0.6%             1              2             1
     LBVIP Variable Insurance Account II                                     2.3%            -              -              -
     LBVIP Variable Annuity Account I                                        1.1%            43             53            46
                                                                                       --------        --------     --------

                                                                                      $      86        $   100       $    82
                                                                                       ========        ========     ========

     Income from these charges is included in the Consolidated Statement of Operations.

     In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the years ended December 31, amounts are as follows:

                                                                                           2001           2000          1999

     LB Variable Insurance Account I                                                    $    15        $    12       $    10
     LB Variable Annuity Account I                                                            3              3             3
     LBVIP Variable Insurance Account                                                        12             11            11
     LBVIP Variable Insurance Account II                                                     -              -              -
     LBVIP Variable Annuity Account I                                                         1              1             1
                                                                                       --------        --------     --------

                                                                                        $    31        $    27       $    25
                                                                                       --------        --------     --------
  Employee Benefit Plans

  Pension Plans
  Defined Benefit

  Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees. The Society's policy is to fund all defined benefit pension costs using the aggregate level value method. In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

  Components of net pension cost for the years ended December 31 were as follows:

                                                                                           2001           2000          1999

     Service cost - benefits earned during the year                                     $     6        $     5        $    5
     Interest cost on projected benefit obligations                                          10              9             8
     Expected return on assets                                                              (12)            (8)           (8)
                                                                                       --------        --------     --------

     Net pension cost                                                                   $     4        $     6        $    5
                                                                                       ========        ========     ========

     The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                            2001           2000          1999

     Discount rates used to determine expense                                             7.00%           7.00%         7.00%
     Assumed rates of compensation increases                                              5.00%           5.00%         5.00%
     Expected long-term rates of return                                                   8.50%           7.00%         7.00%

     The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                          2001          2000
     Change in benefit obligation
     ----------------------------

     Projected benefit obligation at beginning of year                                                   $ 140         $ 124

     Service cost                                                                                            6             5
     Interest cost                                                                                          10             9
     Plan amendment                                                                                          1             -
     Transfers from defined contribution                                                                     3             -
     Actuarial loss                                                                                          7             7
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Projected benefit obligation at end of year                                                         $ 161         $ 140
                                                                                                       ========     ========

     Change in plan assets
     ---------------------

     Fair value of plan assets at beginning of year                                                      $ 139         $ 124

     Actual return on plan assets                                                                           12            15
     Employer contribution                                                                                   3             5
     Transfers from defined contribution                                                                     3             -
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Fair value of plan assets at end of year                                                            $ 151         $ 139

                                                                                                          2001          2000
     Funded status
     -------------

     Funded status                                                                                       $ (10)       $   (1)
     Unrecognized prior service cost                                                                         1             -
     Unrecognized actuarial loss (gain)                                                                      3            (4)
     Unrecognized transition amount                                                                          1             1
                                                                                                       --------     --------

     Accrued benefit cost                                                                                $  (5)       $   (4)
                                                                                                       ========     ========

     Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans. Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society. The accrued retirement liability at December 31, 2001 of $156 is included in contract reserves and other liabilities.

     The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                           2001         2000

     Discount rates used for obligations                                                                  7.00%        7.00%
     Assumed rates of compensation increases                                                              5.00%        5.00%

  Defined Contribution

  The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents. As of January 1, 2001, approximately $139 of the defined contribution retirement plans' assets were held by the Society and the remaining $151 were held in a separate trust. The accrued retirement liability at December 31, 2001 of $152 is included in contract reserves. Expenses related to the retirement plan for the years ended December 31, 2001, 2000 and 1999 were $9, $11 and $12, respectively. Accumulated vested deferred compensation benefits at December 31, 2001 and 2000 total $71 and $66, respectively, and are included in other liabilities.

  The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives. Participants are immediately vested in their contributions plus investment earnings thereon.

  Postretirement Benefits Other Than Pensions
  The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65. The Society's obligation for post-retirement medical benefits under the plan is not significant.

  Reinsurance

  In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts. As of December 31, 2001, total life insurance inforce approximated $52 billion, of which approximately $1 billion had been ceded to various reinsurers. The Society retains a maximum of $2 of coverage per individual life. Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2001.

  Reinsurance contracts do not relieve the Society from its obligations to contractholders. Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2001.

  Commitments and Contingencies

  Financial Commitments
  The Society has commitments to extend credit for mortgage loans and other lines of credit of $84 and $104 at December 31, 2001 and 2000, respectively. Commitments to purchase other invested assets were $132 and $117 at December 31, 2001 and 2000, respectively.

  Disclosures About Fair Value of Financial Instruments

  The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

  Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Equity Securities: Fair values for equity securities are based on quoted market prices, where available. For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

  Loans to Contractholders: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

  Cash and Cash Equivalents, Short-Term Investments: The carrying amounts for these assets approximate the assets' fair values.

  Separate Account Assets and Liabilities: The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

  Other Financial Instruments Recorded as Assets: The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

  Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

  For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

  The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

  Other Deposit Liabilities: The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

  Other Financial Instruments Recorded as Liabilities: The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

  The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                  2001                          2000
                                                                        ----------------------         --------------------
                                                                      Carrying           Fair         Carrying        Fair
                                                                       Amount           Value          Amount         Value
     Financial instruments recorded as assets
       Fixed income securities                                        $  7,924         $  7,924       $  7,374      $  7,374
       Equity securities                                                   668              668            722           722
       Mortgage loans:
           Residential and commercial                                    1,858            2,021          1,865         2,007
           Loans to Lutheran churches                                      395              418            371           376
       Loans to contractholders                                            766              766            748           748
       Cash and cash equivalents                                           953              953            749           749
       Short-term investments                                              325              325            290           290
       Separate account assets                                           7,645            7,645          8,842         8,842
       Other financial instruments recorded as assets                       97               97             85            85

     Financial instruments recorded as liabilities
       Investment contracts:
           Deferred annuities                                          $ 2,457         $  2,420       $  2,465       $ 2,427
           Supplementary contracts and immediate annuities                 485              485            433           433
       Other deposit liabilities:
           Dividend accumulations                                           36               36             35            35
           Premium deposit funds                                             1                1              1             1
       Separate account liabilities                                      7,594            7,594          8,842         8,842
       Other financial instruments recorded as liabilities                  91               91             79            79
  Statutory Financial Information

  Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP). Statutory financial statements are prepared in accordance with the NAIC Accounting Practices and Procedures manual -Version effective January 1, 2001. The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income (loss) and members' equity on a GAAP basis.

                                                                                                                Year Ended
                                                                                                             December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Net change in statutory surplus                                                                  $    (94)     $    (59)
     Change in asset valuation reserves                                                                    (31)          (45)
                                                                                                       --------     --------

       Net change in statutory surplus and asset valuation reserves                                       (125)         (104)

     Adjustments:
       Future contract benefits and contractholders' account balances                                       75            56
       Deferred acquisition costs                                                                           23            98
       Investment gains                                                                                     35            33
       Other, net                                                                                          (12)           45
                                                                                                       --------     --------

     Consolidated net income (loss)                                                                  $      (4)     $    128
                                                                                                       ========     ========

     Statutory surplus                                                                                 $ 1,124       $ 1,218
     Asset valuation reserves                                                                              217           248
                                                                                                       --------     --------

       Statutory surplus and asset valuation reserves                                                    1,341         1,466

     Adjustments:
       Future contract benefits and contractholders' account balances                                     (327)         (388)
       Deferred acquisition costs                                                                        1,179         1,181
       Interest maintenance reserves                                                                        53            78
       Valuation of investments                                                                             97           (43)
       Dividend liability                                                                                  111           117
       Other, net                                                                                           28            41
                                                                                                       --------     --------

     Consolidated members' equity                                                                      $ 2,482       $ 2,452
                                                                                                       ========     ========
  Supplementary Financial Data

  Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at December 31, 2001 and 2000. This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                             December 31,
                                                                                                         -----------------
                                                                                                         2001          2000

     Invested and other admitted assets                                                               $ 12,958      $ 12,260
     Assets held in separate accounts                                                                    3,863         4,165
                                                                                                      --------      --------

       Total assets                                                                                   $ 16,821      $ 16,425
                                                                                                      ========      ========

     Contract reserves                                                                                $ 10,499     $   9,903
     Liabilities related to separate accounts                                                            3,721         4,031
     Other liabilities and asset reserves                                                                1,477         1,273
                                                                                                      --------      --------

       Total liabilities and asset reserves                                                             15,697        15,207
                                                                                                      --------      --------

     Unassigned surplus                                                                                  1,124         1,218
                                                                                                      --------      --------

       Total liabilities, asset reserves and surplus                                                  $ 16,821      $ 16,425
                                                                                                      ========      ========

     (Loss) savings from operations before net realized capital gains                               $      (61)   $       32
     Net realized capital gains (losses)                                                                   (19)           44
                                                                                                      --------      --------

       Net (loss) savings from operations                                                                  (80)           76

     Total other changes                                                                                   (14)         (135)
                                                                                                      --------      --------

     Net change in unassigned surplus                                                               $      (94)   $      (59)
                                                                                                      --------      --------
  Legal Matters

  The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business. Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

  Subsequent Event

  On January 1, 2002, the Society merged with and into AAL, a Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements of AAL will include the Society's financial information as if the Society had always been part of AAL.

  The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

  Unaudited pro forma combined statements of income data (in millions):

                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Revenue                                                                                         $   4,150     $   4,144
     Net income                                                                                            135           356

     Unaudited pro forma combined balance sheet data (in millions):
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                          -----------------
                                                                                                         2001          2000

     Total assets                                                                                    $  45,897      $ 44,835
     Total certificateholders' surplus                                                                   5,347         5,076

AAL Variable Life Account I Financial Statements

AAL Variable Life Account I
Financial Statements
December 31, 2001

Contents

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Notes to Financial Statements

Report of Independent Auditors

The Board of Directors and Certificate Owners
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying statement of assets and liabilities of the individual subaccounts of AAL Variable Life Account I (the Account) (comprising, respectively, the Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index, Mid Cap Stock, Mid Cap Index, International, Capital Growth, Large Company Index, Equity Income, Balanced, High Yield Bond, Bond Index, and Money Market Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Life Account I at December 31, 2001, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin
January 23, 2002

Statement of Assets and Liabilities
As of December 31, 2001

                                                                       Technology     Aggressive      Small Cap     Small Cap
                                                                          Stock         Growth          Stock         Index
                                                                       Subaccount     Subaccount     Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 45,835 shares (cost $360,484)               $361,266  $           -  $           -  $              -
Aggressive Growth Portfolio, 50,900 shares (cost $421,272)                     -       405,726              -               -
Small Cap Stock Portfolio, 64,393 shares (cost $659,430)                       -             -        713,674               -
Small Cap Index Portfolio, 552,112 shares (cost $7,416,505)                    -             -              -       7,376,413
Mid Cap Stock Portfolio, 75,748 shares (cost $705,408)                         -             -              -               -
Mid Cap Index Portfolio, 26,218 shares (cost $256,721)                         -             -              -               -
International Portfolio, 285,333 shares (cost $3,549,224)                      -             -              -               -
Capital Growth Portfolio, 188,328 shares (cost $1,739,527)                     -             -              -               -
Large Company Index Portfolio, 791,300 shares (cost $18,999,214)               -             -              -               -
Equity Income Portfolio, 25,265 shares (cost $236,799)                         -             -              -               -
Balanced Portfolio, 335,529 shares (cost $5,343,655)                           -             -              -               -
High Yield Bond Portfolio, 85,041 shares (cost $626,543)                       -             -              -               -
Bond Index Portfolio, 57,602 shares (cost $581,141)                            -             -              -               -
Money Market Portfolio, 1,473,332 shares (cost $1,473,332)                     -             -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                             361,266       405,726        713,674       7,376,413
Liabilities                                                                    -             -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $361,266      $405,726       $713,674      $7,376,413

Accumulation units                                                      $361,266      $405,726       $713,674      $7,376,413
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                        $361,266      $405,726       $713,674      $7,376,413
=======================================================================================================================================

Units outstanding                                                         43,725        50,848         65,302         623,185
=======================================================================================================================================
Unit value (accumulation)                                                  $8.25         $7.96         $10.94          $12.04

=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                            Statement of Assets and Liabilities--continued
                                                        As of December 31, 2001

                                                                         Mid Cap       Mid Cap                       Capital
                                                                          Stock          Index      International    Growth
                                                                       Subaccount     Subaccount     Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 45,835 shares (cost $360,484)         $           -   $          -  $             -  $             -
Aggressive Growth Portfolio, 50,900 shares (cost $421,272)                    -              -              -               -
Small Cap Stock Portfolio, 64,393 shares (cost $659,430)                      -              -              -               -
Small Cap Index Portfolio, 552,112 shares (cost $7,416,505)                   -              -              -               -
Mid Cap Stock Portfolio, 75,748 shares (cost $705,408)                  682,827              -              -               -
Mid Cap Index Portfolio, 26,218 shares (cost $256,721)                        -        268,243              -               -
International Portfolio, 285,333 shares (cost $3,549,224)                     -              -      2,556,038               -
Capital Growth Portfolio, 188,328 shares (cost $1,739,527)                    -              -              -       1,718,870
Large Company Index Portfolio, 791,300 shares (cost $18,999,214)              -              -              -               -
Equity Income Portfolio, 25,265 shares (cost $236,799)                        -              -              -               -
Balanced Portfolio, 335,529 shares (cost $5,343,655)                          -              -              -               -
High Yield Bond Portfolio, 85,041 shares (cost $626,543)                      -              -              -               -
Bond Index Portfolio, 57,602 shares (cost $581,141)                           -              -              -               -
Money Market Portfolio, 1,473,332 shares (cost $1,473,332)                    -              -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            682,827        268,243      2,556,038      1,718,870
Liabilities                                                                   -              -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $682,827       $268,243     $2,556,038      $1,718,870

Accumulation units                                                     $682,827       $268,243     $2,556,038      $1,718,870
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                       $682,827       $268,243     $2,556,038      $1,718,870

Units outstanding                                                        75,734         26,247        285,487         189,361
=======================================================================================================================================
Unit value (accumulation)                                                 $9.02         $10.22          $8.96           $9.14

=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                            Statement of Assets and Liabilities--continued
                                                        As of December 31, 2001

             Large                                                         High
             Company             Equity                                   Yield                Bond               Money
              Index              Income              Balanced              Bond               Index              Market
            Subaccount         Subaccount          Subaccount           Subaccount          Subaccount         Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

    $               -     $           -     $             -       $           -       $           -     $             -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
           16,030,659                 -                   -                   -                   -                   -
                    -           237,445                   -                   -                   -                   -
                    -                 -           4,824,752                   -                   -                   -
                    -                 -                   -             538,177                   -                   -
                    -                 -                   -                   -             589,915                   -
                    -                 -                   -                   -                   -           1,473,458
---------------------------------------------------------------------------------------------------------------------------------------
           16,030,659           237,445           4,824,752             538,177             589,915           1,473,458
                    -                 -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------------
          $16,030,659          $237,445          $4,824,752            $538,177            $589,915         $1,473,458

          $16,030,659          $237,445          $4,824,752            $538,177            $589,915          $1,473,458
---------------------------------------------------------------------------------------------------------------------------------------
          $16,030,659          $237,445          $4,824,752            $538,177            $589,915          $1,473,458

            1,488,611            25,223             414,271              59,085              46,560           1,233,087
=======================================================================================================================================
               $10.77             $9.38              $11.65              $ 9.11              $12.67              $1.19

=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                        Statement of Operations
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                   Technology       Aggressive       Small Cap      Small Cap
                                                                      Stock           Growth           Stock          Index
                                                                   Subaccount       Subaccount      Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
December 31,2001:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                      $         -              $384          $651           $24,719
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -               384           651            24,719

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                (1,027)            (697)          248            12,798
Capital gain distributions                                               -                -            590           450,704
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (1,027)            (697)          838           463,502

Change in unrealized appreciation (depreciation) of investments         782          (15,545)       54,244          (141,262)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $(245)        $(15,858)      $55,733          $346,959
=======================================================================================================================================

December 31, 2000:
Income
Dividends                                                       $        -       $        -     $        -           $14,384
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -                -              -            14,384

---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                    -                -              -             4,522
Capital gain distributions                                               -                -              -           337,670
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  -                -              -           342,192

Change in unrealized appreciation (depreciation) of investments          -                -              -               990
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $         -    $          -    $         -         $ 357,566
=======================================================================================================================================

December 31, 1999:
Income
Dividends                                                       $        -      $         -     $        -            $5,339
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -                -              -             5,339

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                    -                -              -           (10,167)
Capital gain distributions                                               -                -              -            76,179
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  -                -              -            66,012
Change in unrealized appreciation (depreciation) of investments          -                -              -           122,760
Net increase (decrease) in net assets resulting from operations$         -     $          -    $         -          $194,111
=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                  Statement of Operations--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                             Large
              Mid Cap           Mid Cap                                Capital               Company              Equity
               Stock             Index           International          Growth                Index               Income
            Subaccount        Subaccount          Subaccount          Subaccount          Subaccount             Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

                $1,396              $777          $52,534             $4,162               $147,503               $1,493
---------------------------------------------------------------------------------------------------------------------------------------
                 1,396               777           52,534              4,162                147,503                1,493

---------------------------------------------------------------------------------------------------------------------------------------
                (1,490)             (368)          (9,634)            (7,159)                69,499               (2,535)
                    -                170                -                  -                553,801                    -
---------------------------------------------------------------------------------------------------------------------------------------
                (1,490)             (198)          (9,634)            (7,159)               623,300               (2,535)

               (22,581)           11,523         (718,450)           (20,657)            (2,603,135)                 647
---------------------------------------------------------------------------------------------------------------------------------------
              $(22,675)          $12,102        $(675,550)          $(23,654)           $(1,832,332)               $(395)
=======================================================================================================================================

        $           -       $         -           $47,477      $           -                $99,556           $       -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -            47,477                  -                 99,556                    -

---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             3,630                  -                 31,113                    -
                    -                 -            38,267                  -                157,007                    -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -            41,897                  -                188,120                    -

                    -                 -          (404,838)                 -             (1,466,322)                   -
---------------------------------------------------------------------------------------------------------------------------------------
        $           -       $         -         $(315,464)     $           -            $(1,178,646)           $       -
=======================================================================================================================================

        $           -       $         -            $4,546     $            -                $49,411           $       -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             4,546                  -                 49,411                    -

---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -               673                  -                 26,751                    -
                    -                 -             2,180                  -                 64,752                    -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             2,853                  -                 91,503                    -

                    -                 -           121,948                  -                838,100                    -
---------------------------------------------------------------------------------------------------------------------------------------
        $           -       $         -          $129,347      $           -               $979,014            $       -
=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                  Statement of Operations--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                          High
                                                                                          Yield        Bond          Money
                                                                          Balanced        Bond         Index        Market
                                                                         Subaccount    Subaccount   Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
December 31, 2001:
Income
Dividends                                                                $137,468       $45,006       $24,716      $32,065
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     137,468        45,006        24,716       32,065

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                     (22,420)      (16,592)           95            -
Capital gain distributions                                                 26,059            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     3,639       (16,592)           95            -

Change in unrealized appreciation (depreciation) of investments          (289,405)      (23,063)        4,381            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $(148,298)       $5,351       $29,192      $32,065
=======================================================================================================================================

December 31, 2000:
Income
Dividends                                                                $114,096       $35,238       $11,433      $33,854
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     114,096        35,238        11,433       33,854

---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                      19,694        (4,242)       (1,513)           -
Capital gain distributions                                                147,112            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   166,806        (4,242)       (1,513)           -

---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments          (315,533)      (35,369)       10,220            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $(34,631)      $(4,373)      $20,140      $33,854
=======================================================================================================================================

December 31, 1999:
Income
Dividends                                                                 $49,785       $21,256        $5,486      $13,959
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      49,785        21,256         5,486       13,959

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                       4,239        (2,374)         (448)           -
Capital gain distributions                                                 63,901            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    68,140        (2,374)         (448)           -

---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments            58,709       (29,663)       (5,652)           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $176,634      $(10,781)        $(614)     $13,959
=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                  Statement of Changes in Net Assets
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                      Technology     Aggressive     Small Cap      Small Cap
                                                                         Stock         Growth         Stock          Index
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                    $            -  $            -  $            -    $491,803
---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                         -              -             -          5,339
Net realized gain (loss) from investment transactions                         -              -             -         66,012
Change in unrealized appreciation (depreciation) of investments               -              -             -        122,760
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -             -        194,111

Capital share transactions
Transfers of net premiums                                                     -              -             -        886,595
Transfers of maturities                                                       -              -             -         (1,328)
Transfers of surrenders and terminations                                      -              -             -         (1,000)
Transfers of policy loans                                                     -              -             -        (17,699)
Cost of insurance and administrative charges                                  -              -             -       (255,086)
Transfers between subaccounts                                                 -              -             -        417,507
Mortality and expense risk charges                                            -              -             -         (7,642)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -             -      1,021,347
Total increase in net assets                                                  -              -             -      1,215,458
Net assets at December 31, 1999                                               -              -             -      1,707,261

Increase in net assets
Net investment income                                                         -              -             -         14,384
Net realized gain (loss) from investment transactions                         -              -             -        342,192
Change in unrealized appreciation (depreciation) of investments               -              -             -            990
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -             -        357,566

Capital share transactions
Transfers of net premiums                                                     -              -             -      2,604,030
Transfers of maturities                                                       -              -             -         (8,058)
Transfers of surrenders and terminations                                      -              -             -        (16,335)
Transfers of policy loans                                                     -              -             -        (43,490)
Cost of insurance and administrative charges                                  -              -             -       (720,257)
Transfers between subaccounts                                                 -              -             -      1,125,277
Mortality and expense risk charges                                            -              -             -        (23,174)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -             -      2,917,993
Total increase in net assets                                                  -              -             -      3,275,559
Net assets at December 31, 2000                                               -              -             -      4,982,820

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                      Technology     Aggressive     Small Cap      Small Cap
                                                                         Stock         Growth         Stock          Index
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         -             384           651        24,719
Net realized gain (loss) from investment transactions                     (1,027)          (697)          838       463,502
Change in unrealized appreciation (depreciation) of investments              782        (15,545)       54,244      (141,262)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             (245)       (15,858)       55,733       346,959

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                182,857        244,300       388,524     3,336,173
Transfers of maturities                                                   (1,537)        (1,536)           (8)      (35,157)
Transfers of surrenders and terminations                                      (5)            (5)          (90)       (3,708)
Transfers of policy loans                                                   (943)        (1,212)       (1,764)      (61,308)
Cost of insurance and administrative charges                             (36,057)       (48,616)      (73,977)   (1,400,950)
Transfers between subaccounts                                            218,199        229,699       346,920       257,660
Mortality and expense risk charges                                        (1,003)        (1,046)       (1,664)      (46,076)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions     361,511        421,584       657,941     2,046,634
Total increase in net assets                                             361,266        405,726       713,674     2,393,593
Net assets at December 31, 2001                                         $361,266       $405,726      $713,674    $7,376,413

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                        Mid Cap        Mid Cap                      Capital
                                                                         Stock          Index     International     Growth
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                    $            -  $            -      $112,960  $           -
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                         -              -          4,546             -
Net realized gain (loss) from investment transactions                         -              -          2,853             -
Change in unrealized appreciation (depreciation) of investments               -              -        121,948             -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -        129,347             -

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                                     -              -        259,456             -
Transfers of maturities                                                       -              -           (461)            -
Transfers of surrenders and terminations                                      -              -           (298)            -
Transfers of policy loans                                                     -              -         (1,552)            -
Cost of insurance and administrative charges                                  -              -        (61,749)            -
Transfers between subaccounts                                                 -              -        163,192             -
Mortality and expense risk charges                                            -              -         (2,006)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -        356,582             -
Total increase in net assets                                                  -              -        485,929             -
Net assets at December 31, 1999                                               -              -        598,889             -

Increase in net assets
Net investment income                                                         -              -         47,477             -
Net realized gain (loss) from investment transactions                         -              -         41,897             -
Change in unrealized appreciation (depreciation) of investments               -              -       (404,838)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -       (315,464)            -

Capital share transactions
Transfers of net premiums                                                     -              -      1,455,919             -
Transfers of maturities                                                       -              -         (1,471)            -
Transfers of surrenders and terminations                                      -              -         (8,048)            -
Transfers of policy loans                                                     -              -         (8,268)            -
Cost of insurance and administrative charges                                  -              -       (344,425)            -
Transfers between subaccounts                                                 -              -        804,894             -
Mortality and expense risk charges                                            -              -        (10,687)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -      1,887,914             -
Total increase in net assets                                                  -              -      1,572,450             -
Net assets at December 31, 2000                                               -              -      2,171,339             -

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                        Mid Cap        Mid Cap                      Capital
                                                                         Stock          Index     International     Growth
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                   1,396            777          52,534          4,162
Net realized gain (loss) from investment transactions                  (1,490)          (198)         (9,634)        (7,159)
Change in unrealized appreciation (depreciation) of investments       (22,581)        11,523        (718,450)       (20,657)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (22,675)        12,102        (675,550)       (23,654)

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                             444,608        111,494       1,681,159      1,084,916
Transfers of maturities                                                    -          (2,815)        (11,807)          (898)
Transfers of surrenders and terminations                                  (64)           (54)         (7,070)          (114)
Transfers of policy loans                                              (1,464)            -           (2,804)        (2,761)
Cost of insurance and administrative charges                          (78,888)       (20,816)       (586,321)      (202,960)
Transfers between subaccounts                                         343,172        168,817           4,458        868,881
Mortality and expense risk charges                                     (1,862)          (485)        (17,366)        (4,540)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions  705,502        256,141       1,060,249      1,742,524
Total increase in net assets                                          682,827        268,243         384,699      1,718,870
Net assets at December 31, 2001                                      $682,827       $268,243      $2,556,038     $1,718,870

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                         Large                                       High
                                                                        Company        Equity                        Yield
                                                                         Index         Income       Balanced         Bond
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                         $2,162,697  $              -  $604,729       $69,110
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                     49,411             -        49,785        21,256
Net realized gain (loss) from investment transactions                     91,503             -        68,140        (2,374)
Change in unrealized appreciation (depreciation) of investments          838,100             -        58,709       (29,663)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          979,014             -       176,634       (10,781)

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                              3,393,404             -     1,397,983       158,002
Transfers of maturities                                                   (2,887)            -        (1,740)         (147)
Transfers of surrenders and terminations                                  (1,815)            -        (1,301)         (291)
Transfers of policy loans                                                (34,857)            -        (1,278)       (1,167)
Cost of insurance and administrative charges                            (833,652)            -      (300,884)      (23,802)
Transfers between subaccounts                                          2,360,899             -       641,377        87,154
Mortality and expense risk charges                                       (35,287)            -       (11,023)       (1,456)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   4,845,805             -     1,723,134       218,293
Total increase in net assets                                           5,824,819             -     1,899,768       207,512
Net assets at December 31, 1999                                        7,987,516             -     2,504,497       276,622

Increase in net assets
Net investment income                                                     99,556             -       114,096        35,238
Net realized gain (loss) from investment transactions                    188,120             -       166,806        (4,242)
Change in unrealized appreciation (depreciation) of investments       (1,466,322)            -      (315,533)      (35,369)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (1,178,646)            -       (34,631)       (4,373)

Capital share transactions
Transfers of net premiums                                              6,685,532             -     1,816,837       136,250
Transfers of maturities                                                  (23,001)            -        (4,809)         (232)
Transfers of surrenders and terminations                                 (23,642)            -       (10,350)            -
Transfers of policy loans                                               (102,790)            -       (37,068)          960
Cost of insurance and administrative charges                          (2,083,475)            -      (585,881)      (46,686)
Transfers between subaccounts                                          2,484,995             -       319,943        58,011
Mortality and expense risk charges                                       (83,355)            -       (24,559)       (2,585)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   6,854,264             -     1,474,113       145,718
Total increase in net assets                                           5,675,618             -     1,439,482       141,345
Net assets at December 31, 2000                                       13,663,134             -     3,943,979       417,967

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                         Large                                       High
                                                                        Company        Equity                        Yield
                                                                         Index         Income       Balanced         Bond
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                  147,503         1,493         137,468         45,006
Net realized gain (loss) from investment transactions                  623,300        (2,535)          3,639        (16,592)
Change in unrealized appreciation (depreciation) of investments     (2,603,135)          647        (289,405)       (23,063)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (1,832,332)         (395)       (148,298)         5,351

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                            7,144,390       116,096       1,728,955        151,858
Transfers of maturities                                                (62,041)           -          (19,975)          (991)
Transfers of surrenders and terminations                               (59,971)          (62)        (32,218)        (5,290)
Transfers of policy loans                                              (37,999)           -          (11,142)          (356)
Cost of insurance and administrative charges                        (2,970,746)      (15,166)       (717,649)       (73,892)
Transfers between subaccounts                                          294,843       137,560         112,746         47,164
Mortality and expense risk charges                                    (108,619)         (588)        (31,646)        (3,634)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions 4,199,857       237,840       1,029,071        114,859
Total increase in net assets                                         2,367,525       237,445         880,773        120,210
Net assets at December 31, 2001                                    $16,030,659      $237,445      $4,824,752       $538,177

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                       Bond                       Money
                                                                                       Index                     Market
                                                                                    Subaccount                 Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                                        $25,942                    $344,923
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                                  5,486                      13,959
Net realized gain (loss) from investment transactions                                   (448)                          -
Change in unrealized appreciation (depreciation) of investments                       (5,652)                          -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         (614)                     13,959

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                                             79,922                   4,104,843
Transfers of maturities                                                                    -                           -
Transfers of surrenders and terminations                                                (101)                       (100)
Transfers of policy loans                                                               (172)                          -
Cost of insurance and administrative charges                                         (14,663)                   (118,096)
Transfers between subaccounts                                                         43,510                  (3,773,970)
Mortality and expense risk charges                                                      (639)                     (3,013)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                 107,857                     209,664
Total increase in net assets                                                         107,243                     223,623
Net assets at December 31, 1999                                                      133,185                     568,546

Increase in net assets
Net investment income                                                                 11,433                      33,854
Net realized gain (loss) from investment transactions                                 (1,513)                          -
Change in unrealized appreciation (depreciation) of investments                       10,220                           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       20,140                      33,854

Capital share transactions
Transfers of net premiums                                                             97,949                   5,294,114
Transfers of maturities                                                                 (508)                         (7)
Transfers of surrenders and terminations                                                  -                         (597)
Transfers of policy loans                                                                 -                            -
Cost of insurance and administrative charges                                         (26,469)                   (180,056)
Transfers between subaccounts                                                         11,809                  (5,023,948)
Mortality and expense risk charges                                                    (1,272)                     (5,246)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                  81,509                      84,260
Total increase in net assets                                                         101,649                     118,114
Net assets at December 31, 2000                                                      234,834                     686,660

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                       Bond                       Money
                                                                                       Index                     Market
                                                                                    Subaccount                 Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                                 24,716                      32,065
Net realized gain (loss) from investment transactions                                     95                           -
Change in unrealized appreciation (depreciation) of investments                        4,381                           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       29,192                      32,065

Capital share transactions
Transfers of net premiums                                                            254,075                   4,734,482
Transfers of maturities                                                               (3,342)                        (15)
Transfers of surrenders and terminations                                                 (72)                        (88)
Transfer of policy loans                                                                (313)                    (16,135)
Cost of insurance and administrative charges                                         (68,978)                   (175,593)
Transfers between subaccounts                                                        147,538                  (3,779,633)
Mortality and expense risk charges                                                    (3,019)                     (8,285)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                 325,889                     754,733
Total increase in net assets                                                         355,081                     786,798
Net assets at December 31, 2001                                                     $589,915                  $1,473,458

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements
As of December 31, 2001

Note 1. Summary of Significant Accounting Policies
The AAL Variable Life Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium variable universal life insurance certificates.

The Account has fourteen separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood. The merger is not expected to have a significant impact on the operations of the Account.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for AAL's fraternal activities. The certificate owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. In addition, a surrender charge is imposed in the event the certificate is surrendered or the specified amount is reduced. The initial surrender charge is based on an amount per thousand of specified coverage for which the certificate is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 certificate years to zero in the 11th certificate year.

Additionally, during the year ended December 31, 2001, management fees were paid indirectly to AAL Capital Management Corporation, a subsidiary of AAL, in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                                 % of Average     Investment
                                  Net Assets     Advisory Fees
-------------------------------------------------------------------
Subaccount:
-------------------------------------------------------------------
Technology Stock                       0.75%       $1,732
Aggressive Growth                      0.80%        2,771
Small Cap Stock                        0.70%        3,106
Small Cap Index                        0.35%        20,838
Mid Cap Stock                          0.70%         2,365
Mid Cap Index                          0.35%           907
International                          0.80%        32,100
Capital Growth                         0.65%         6,198
Large Company Index                    0.31%        42,760
Equity Income                          0.45%         1,237
Balanced                               0.32%        24,210
High Yield Bond                        0.40%         4,172
Bond Index                             0.35%         2,742
Money Market                           0.35%         3,264

Note 3. Federal Income Taxes
The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4. Investment Transactions
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

Year ended
December 31, 2001
--------------------------------------------------------------------
Subaccount                           Purchases        Sales
--------------------------------------------------------------------
Technology Stock                      $369,161        $7,650
Aggressive Growth                      424,849         2,881
Small Cap Stock                        666,846         7,664
Small Cap Index                      2,809,740       287,683
Mid Cap Stock                          720,604        13,706
Mid Cap Index                          272,560        15,472
International                        1,226,860       114,077
Capital Growth                       1,785,575        38,889
Large Company Index                  5,565,604       664,443
Equity Income                          263,601        24,268
Balanced                             1,516,792       324,194
High Yield Bond                        205,276        45,411
Bond Index                             385,583        34,978
Money Market                         3,529,068     2,742,333
--------------------------------------------------------------------
                                   $19,742,119    $4,323,649
====================================================================

Note 5. Summary of Changes from Unit Transactions
--------------------------------------------------------------------
Transactions in units of each subaccount were as follows:

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
---------------------------------------------------------------------
Year ended
December 31, 2001
Subaccount
---------------------------------------------------------------------
Technology Stock            48,823        5,098      43,725
Aggressive Growth           57,641        6,793      50,848
Small Cap Stock             73,112        7,810      65,302
Small Cap Index            333,002      150,017     182,985
Mid Cap Stock               84,994        9,260      75,734
Mid Cap Index               29,178        2,931      26,247
International              173,295       68,445     104,850
Capital Growth             213,267       23,906     189,361
Large Company Index        696,328      322,041     374,287
Equity Income               26,935        1,712      25,223
Balanced                   169,173       81,681      87,492
High Yield Bond             22,302        9,761      12,541
Bond Index                  33,094        6,633      26,461
Money Market             4,009,752    3,373,080     636,672
----------------------------------------------------------------------
                         5,970,896    4,069,168   1,901,728
======================================================================

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
----------------------------------------------------------------------
Year ended
December 31, 2000
Subaccount
----------------------------------------------------------------------
Small Cap Index            351,117       78,732     272,385
International              168,093       28,739     139,354
Large Company Index        707,241      184,594     522,647
Balanced                   183,437       62,781     120,656
High Yield Bond             21,748        5,539      16,209
Bond Index                  10,737        3,353       7,384
Money Market             4,745,648    4,673,659      71,989
------------------------------------------------------------------------
                         6,188,021    5,037,397   1,150,624
========================================================================

Note 6. Unit Values
A summary of unit values, units outstanding, net assets, and total returns, excluding charges levied against contracts, for variable life contracts is shown below. The following presentation does not disclose an expense ratio because no charges are levied directly against the separate account. However, a mortality and expense risk charge of 0.75% per year is levied against each contract on a monthly basis. Quoted total returns only reflect the change in the subaccounts unit value for the period; the quoted returns do not reflect deductions for charges and expenses at the contract level.

Year or Period Ended                                                                                Investment        Total
December 31, 2001:                                     Units        Unit Value     Net Assets      Income Ratio      Return
--------------------------------------------------------------------------------------------------------------------------------
Technology Stock Subaccount                           43,725           $8.25       $361,266            0.00%       (17.51)%*
Aggressive Growth Subaccount                         50,848             7.96        405,726            0.23        (20.42)*
Small Cap Stock Subaccount                             65,302          10.94        713,674            0.25          9.35*
Small Cap Index Subaccount                           623,185           12.04      7,376,413            0.40          6.38
Mid Cap Stock Subaccount                               75,734           9.02        682,827            0.47         (9.79)*
Mid Cap Index Subaccount                               26,247          10.22        268,243            1.02          2.19*
International Subaccount                              285,487           8.96      2,556,038            2.25        (25.49)
Capital Growth Subaccount                             189,361           9.14      1,718,870            0.57         (8.60)*
Large Company Index Subaccount                      1,488,611          10.77     16,030,659            1.00        (12.15)
Equity Income Subaccount                               25,223           9.38         237,445           1.56         (6.25)*
Balanced Subaccount                                   414,271          11.65      4,824,752            3.08         (3.49)
High Yield Bond Subaccount                             59,085           9.11        538,177            9.13          1.41
Bond Index Subaccount                                  46,560          12.67        589,915            6.11          8.47
Money Market Subaccount                             1,233,087           1.19      1,473,458            3.29          3.80

* Cumulative total return since commencement of operations on March 2, 2001.

PART C. OTHER INFORMATION

Item 27. Exhibits

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

Exhibit                                                                                                   Filed
Number         Name of Exhibit                                             Incorporated by Reference      Herewith
------         ---------------                                             -------------------------      --------
a)i)           Resolution of the Board of Directors of the Depositor
               authorizing the establishment of the Registrant           Initial Filing dated July 10,
                                                                                     1997
a)ii)          Resolution of the Board of Directors of the Depositor                                           X
               authorizing the name change of the Registrant to
               Thrivent Variable Life Account I
b              Custodian Agreement                                                    N/A
c)i)           Specimen of Distribution Agreement with Registered         Post Effective Amendment #1
               Representatives                                               dated March 31, 1998
c)ii)          Schedule of Sales Commissions                              Post Effective Amendment #1
                                                                             dated March 31, 1998
c)iii)         Amended and Restated Principal Underwriting Agreement      Post Effective Amendment #4
               dated January 1, 2000                                         dated April 20, 2000
d)i)           Specimen Flexible Premium Variable Life Insurance         Initial Filing July 10, 1997
               Certificates
d)ii)          Certificate Riders and Endorsements                       Initial Filing July 10, 1997
d)iii)         Application Form                                           Post Effective Amendment #1
                                                                                March 31, 1998
d)iv)          Variation - Specimen Flexible Premium Variable Life        Post Effective Amendment #5
               Insurance Certificates                                          December 21, 2000
f)i)           Articles of Incorporation of Depositor                     Post Effective Amendment #4
                                                                                April 20, 2000
f)ii)          Bylaws of Depositor                                        Post Effective Amendment #7
                                                                                April 26, 2002
g              Contract Reinsurance                                                   N/A
h)i)           Amended & Restated Participation Agreement between         Post Effective Amendment #7
               AAL, the Accounts & the Fund dated 1/1/2002                      April 26, 2002
h)ii)          Amended & Restated Participation Agreement between         Post Effective Amendment #7
               AAL, the Accounts, Savings Plan, CMC & the Fund dated            April 26, 2002
               1/1/2002
j              Second Amended & Restated Transfer Agency Agreement        Post Effective Amendment #6
               dated 12/12/00                                                  February 26, 2001
k              Opinion & Consent of Counsel                               Post Effective Amendment #7
                                                                                April 26, 2002
l               Consent of Independent Auditors - Ernst & Young LLP       Post Effective Amendment #7
                                                                                April 26, 2002
n)i)           Consent of Independent Auditors-                           Post Effective Amendment #7
               PriceWaterhouseCoopers LLC                                       April 26, 2002
n)ii)          Actuarial Opinion and Consent                              Post Effective Amendment #7
                                                                                April 26, 2002
o              Omitted Financial Statements                                           N/A
p              Initial Capital Agreements                                             N/A
q              Redeemability Exemption                                            new reqmt.
r              Powers of Attorney                                         Post Effective Amendment #7
                                                                                April 26, 2002

Item 28. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable universal life operations, other officers of Depositor, are listed below (address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415 unless otherwise indicated):

Name and Principal                                     Positions and Offices
Business Address                                       with Depositor
----------------                                       --------------

John O. Gilbert                                        Chairman of the Board

Bruce J. Nicholson                                     Director, President & CEO

Richard E. Beumer                                      Director
Vice Chairman
Jacobs Engineering Group, Inc.
13723 Riverport Drive
Maryland Heights, MO  63043

Dr. Addie J. Butler                                    Director
Community College of Philadelphia
Philadelphia, PA 19130

Elizabeth A. Duda                                      Director
2450 Mikler Road
Oviedo, FL 32765

Gary J. Greenfield                                     Director
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI 53226

Robert H. Hoffman                                      Director
Vice President, Communication Division
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728
North Mankato, MN 56002-3728

James M. Hushagen                                      Director
Eisenhower & Carlson, PLLC
Edgewood, WA  98371

Richard C. Kessler                                     Director
7380 Sand Lake Road, Suite 1200
Orlando, FL 32819

Richard C. Lundell                                     Director
7341 Dogwood
Excelsior, MN  55331

John P. McDaniel                                       Director
MedStar Health
5565 Sterrett Place
Columbia, MD  21044

Paul W. Middeke                                        Director
55 Forest Valley Court
St. Charles, MO  63301

Robert B. Peregrine                                    Director
President
Peregrine & Roth, S.C.
633 West Wisconsin Avenue
Milwaukee, WI 53203-1960

Paul D. Schrage                                        Director
Formerly Sr. Exec. Vice President &
Chief Marketing Officer
McDonald's Corporation
42237 N. 112th Place
Scottsdale, AZ  85262

Dr. Kurt M. Senske                                     Director
Lutheran Social Services
408 West 45 Street
Austin, TX  78746

Dr. Albert Siu                                         Director
AT&T
Room 31A19
55 Corporate Drive
Bridgewater, NJ  08807

Roger G. Wheeler                                       Director
Formerly President
Wheel-Air Charter, Inc.
6109 West 104th Street
Bloomington, MN 55438

Rev. Thomas R. Zehnder                                 Director
Pastor
King of Glory Lutheran Church
4897 Longhill Road
Williamsburg, VA  23188

Walter S. Rugland                                      Executive Vice President
4321 North Ballard Road
Appleton, WI  54919

Woodrow E. Eno, Esq.                                   Senior Vice President,
                                                       Secretary and General Counsel

Fred Ohlde                                             Senior Vice President
4321 North Ballard Road
Appleton, WI  54919

Jon M. Stellmacher                                     Executive Vice President
4321 North Ballard Road
Appleton, WI  54919

James H. Abitz                                         Senior Vice President and
                                                       Chief Investment Officer

Robert G. Same
222 W. College Avenue                                  Vice President, Chief Compliance Officer and
Appleton, WI  54919                                    Deputy General Counsel

Jennifer Martin                                        Senior Vice President

Lawrence Stranghoener                                  Executive Vice President & Chief Financial Officer

James A. Thompsen                                      Senior Vice President

Pamela J. Moret                                        Senior Vice President

Randall L. Boushek                                     Senior Vice President and Treasurer

Larry A. Robbins                                       Senior Vice President and Chief Information Officer

Item 29. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor (then AAL) in 1998, pursuant to the laws of the State of Wisconsin. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. On January 1, 2002, AAL ( the original Depositor) and Lutheran Brotherhood (“LB”) merged creating the largest fraternal benefit society in the United States. Now the merged organization is Thrivent Financial for Lutherans ("Thrivent Financial"). Thrivent Financial continues to provide high quality insurance coverage, financial products, services, and fraternal benefits to help enhance the lives of its members. Thrivent Financial operates under the laws of the State of Wisconsin and controls the following wholly-owned direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) Thrivent Investment Management Inc., a Delaware corporation that is a registered adviser and broker-dealer; (c) North Meadows Investment Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; (d) Thrivent Financial Bank, a federally chartered bank; (e) AAL Service Organization, Inc., a Wisconsin corporation that owns bank account withdrawal authorizations; (f) Lutheran Brotherhood Variable Products Insurance Company, a Minnesota corporation stock life insurance company that markets variable products; (g) Lutheran Brotherhood Property & Casualty Insurance Agency, Inc., a Minnesota corporation that markets auto and homeowners insurance products, and (h) Lutheran Brotherhood Research Corp., a Minnesota corporation, registered investment adviser to the Lutheran Brotherhood Family of Funds. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except Lutheran Brotherhood Property & Casualty Insurance Agency, Inc.

Parent Company                                                  Thrivent Financial for
                                                                Lutherans
                                                                (Wisconsin corp.)

Holding Company                                                 AAL Holdings, Inc.
                                                                (Delaware corp.)

Wholly-owned                  Thrivent Investment Management    Thrivent Financial Bank           North Meadows Investment
subsidiaries of               Inc.                              (Federal charter)                 Ltd.
AAL Holdings, Inc.            (Delaware corp.)                                                    (Wisconsin corp.)

                              AAL Service Organization, Inc.    Lutheran Brotherhood Variable     Lutheran Brotherhood
                              (Wisconsin corp.)                 Products Insurance Company        Property & Casualty
                                                                (Minnesota corp.)                 Insurance Agency, Inc.
                                                                                                  (Minnesota corp.)

                                                                Lutheran Brotherhood Research
                                                                Corp. (Minnesota corp.)

Wholly-owned subsidiary of                                      Lutheran Brotherhood Securities Corp.
Lutheran Brotherhood                                            (Pennsylvania corp.)
Research Corp.

Item 30. Indemnification

Section 33 of Depositor’s Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seven of the Fund’s Articles of Incorporation and Article X of the Fund’s Bylaws, and Section Eight of Thrivent Investment Management’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and Thrivent Investment Management of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and Thrivent Investment Management contains a provision in which the Fund and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 14 of the Transfer Agency Agreement between the Fund and AAL provide that each party shall indemnify the other for certain liability. Section 14 states that AAL shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, AAL will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the Fund as a result of AAL’s gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold AAL harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of AAL, its officers, employees and agents.

Section 8 of the Participation Agreement between AAL, the Accounts and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between AAL, the AAL Savings Plan, Thrivent Investment Management and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between AAL and Thrivent Investment Management contains a provision in which AAL and Thrivent Investment Management mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or Thrivent Investment Management of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or Thrivent Investment Management will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

  Thrivent Investment Management, the principal underwriter of the contracts, is also the distributor of the shares of The AAL Mutual Funds, a Massachusetts Business Trust offering a series of individual funds. The AAL Mutual Funds is an open-end management investment company. On July 1, 2002, AAL Capital Management Corporation became Thrivent Investment Management Inc. Thrivent Investment Management is also a registered investment adviser.

  The directors and principal officers of Thrivent Investment Management are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal                                          Positions and Offices
Business Address                                            with Underwriter
----------------                                            ----------------
Woodrow E. Eno                                              Director, Senior Vice President and Secretary

James H. Abitz                                              Senior Vice President and
                                                            Chief Investment Officer

Robert G. Same                                              Vice President and Chief Compliance Officer
222 West College Avenue
Appleton, WI  54911

Bruce J. Nicholson                                          Director and President

Lawrence W. Stranghoener                                    Director and Senior Vice President

Pamela J. Moret                                             Director and Senior Vice President

Jon M. Stellmacher                                          Director and Senior Vice President
4321 North Ballard Road
Appleton, WI 54919

James Thompsen                                              Director and Senior Vice President

James Nelson                                                Vice President

Frederick Johnson                                           Vice President
222 West College Avenue
Appleton, WI  54911

Jeffery R. Kargus                                           Vice President and Chief Financial Officer
4321 North Ballard Road
Appleton, WI 54919

Thomas R. Mischka                                           Vice President
4321 North Ballard Road
Appleton, WI 54919

Brenda Pederson                                             Vice President

Michael Mevis                                               Vice President
4321 North Ballard Road
Appleton, WI 54919

Marnie Loomans-Thuecks                                      Vice President
4321 North Ballard Road
Appleton, WI 54919

Brian Picard                                                Vice President and Chief Compliance Officer
222 West College Avenue
Appleton, WI  54911

Charles D. Gariboldi                                        Vice President

David J. Christianson                                       Vice President
4321 North Ballard Road
Appleton, WI 54919

Reginald Pfeifer                                            Vice President

David Francis                                               Vice President
222 West College Avenue
Appleton, WI  54911
  Not Applicable.

Item 32. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415, 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54911.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

Depositor represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 29th day of August 2002.

                                                     THRIVENT VARIABLE LIFE ACCOUNT I
                                                     (Registrant)
                                              By:    Thrivent Financial for Lutherans
                                                     (Depositor, on behalf of itself and Registrant)

/s/Bruce J. Nicholson                                President and Chief Executive Officer             August 29, 2002
---------------------------------------------        (Principal Executive Officer)
Bruce J. Nicholson

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Bruce J. Nicholson                               President and Chief Executive Officer             August 29, 2002
---------------------------------------------        (Principal Executive Officer)
Bruce J. Nicholson

                                                     Executive Vice President and Chief Financial
/s/ Lawrence W. Stranghoener                         Officer                                           August 29, 2002
---------------------------------------------        (Principal Accounting Financial Officer)
Lawrence W. Stranghoener

All of the Board of Directors:

Richard E. Beumer                        James M. Hushagen                      Robert B. Peregrine
Dr. Addie J. Butler                      Richard C. Kessler                     Paul D. Schrage
Elizabeth A. Duda                        Richard C. Lundell                     Dr. Kurt M. Senske
John O. Gilbert                          John P. McDaniel                       Dr. Albert Siu
Gary J. Greenfield                       Paul W. Middeke                        Roger B. Wheeler
Robert H. Hoffman                                                               Rev. Thomas R. Zehnder

Bruce J. Nicholson, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ Bruce J. Nicholson                                          August 29, 2002
-------------------------------------------
Bruce J. Nicholson
Attorney-in-Fact

THRIVENT VARIABLE LIFE ACCOUNT I

INDEX TO EXHIBITS

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 27 of Part C for exhibits not listed below.

Exhibit
Number         Name of Exhibit
-------        ---------------
a)ii)          Resolution of the Board of Directors of the Depositor authorizing the name change of the Registrant to Thrivent Variable Life Account I